As filed with the Securities and Exchange Commission on April 5, 2017
1933 Act Registration No. 333-115882
1940 Act Registration No. 811-08579
CIK No. 0001051932

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 18
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 98
Lincoln Life Flexible Premium Variable Life Account R
(Exact Name of Registrant)
Lincoln SVUL-IV
Lincoln PreservationEdge® SVUL
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Exact Name of Depositor)
1300 South Clinton Street
Fort Wayne, Indiana 46802
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Kirkland L. Hicks
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy To:
John L. Reizian
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2016 was filed March 27, 2017.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2017 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be May 1, 2016.

Supplement Dated May 1, 2017 to Prospectuses Dated May 1, 2017

Lincoln Life Flexible Premium Variable Life Account M

Products: VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

Lincoln Life Flexible Premium Variable Life Account R

Products: SVUL-IV, PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S

Products: LCV5, Lincoln Corporate Commitment VUL

Issued by The Lincoln National Life Insurance Company

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.  A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.  Except as amended by this supplement, all information in your product prospectus applies.  The funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

(Subadvised by Northern Cross, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

(Subadvised by DSM Capital Partners, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

(Subadvised by AJO, LP)
This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Prospectus 1

Lincoln Life Flexible Premium Variable Life Account R
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds

This prospectus describes Lincoln SVUL-IV, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your registered representative regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R, established on December 2, 1997 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP Trust
•	Deutsche Investments VIT Funds
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	Janus Aspen Series
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust II
•	Neuberger Berman Advisers Management Trust
•	PIMCO Variable Insurance Trust

Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2017

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POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection on the lives of two Insureds. Upon the death of the first Insured, the Policy pays no death benefit. The Policy will pay the death benefit only when the second Insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are
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relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Surrender Charges are assessed if you surrender your Policy within the first 14 Policy Years, and fees assessed for Partial Surrenders in all Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business.  Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the
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Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge as a percentage of Premiums paid (Premium Load). Note: Includes 3% charge for state and federal tax obligations.	When you pay a Premium.	8%[1]
Surrender Charge*[2]
A dollar amount per $1,000 of Specified Amount.	Upon Full Surrender of your Policy (years 1-14). When you make certain Specified Amount decreases (years 1-10).
Maximum Charge		$37.52 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$13.68 per $1,000
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	The lesser of $25 or 2% of the amount surrendered.
Fund Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	The Maximum Sales Charge Imposed on Premiums (Premium Load) is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0% to 5%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.

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[2]	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
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Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$0.02 per $1,000
Mortality and Expense Risk Charge (“M&E”)	At the end of each Valuation Period.
A percentage of the value of the Separate Account, calculated daily.
Maximum Charge		0.60%.[2]
Administrative Fee*	Monthly
Flat Fee; plus		$10 in all years
For the first 10 Policy Years from Policy Date or increase in Specified Amount, a monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount:
Maximum and		$0.17 per $1,000
Minimum Charge		$0.03 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco.		$0.11 per $1,000
Policy Loan Interest	Annually
A percentage of the amount held in the Loan Account.
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Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Maximum Charge		5% [3]
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 10,000% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[2]	Guaranteed at an effective annual rate of 0.60% in Policy Years 1-19, and 0.20% in Policy Years 20 and beyond.
[3]	Annual interest rate of 5% in years 1-10, and 4% in years 11 and later.

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Rider Charges		Individualized based on optional rider(s) selected.
Accounting Value Rider	N/A	There is no charge for this rider.
Overloan Protection Rider	One-time charge when you elect to use the benefit
A percentage of the then current Accumulation Value.
Maximum Charge		5%
Supplemental Term Insurance Rider*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[4]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$0.02 per $1,000
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Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
In addition, for the first 10 Policy Years from Issue Date or increase in Term Specified Amount, a monthly fee per $1,000 of Term Specified Amount or increase in Term Specified Amount:
Maximum Charge		$0.17 per $1,000
Minimum Charge		$0.03 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco.		$0.11 per $1,000
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
[4]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 10,000% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	1.64% [1]	0.24%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 0.74%. These waivers and reductions generally extend through April 30, 2018 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.
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LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the
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Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.50% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and 5% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash
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bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or
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support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
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Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 21, 2012. Consult your registered representative.
•	AB VPS Large Cap Growth Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2005. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class I): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
This fund is available only to existing Owners as of May 17, 2010. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
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BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, Inc.
•	Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Owners as of May 17, 2010. Consult your registered representative.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Core Series (Standard Class): Long-term capital appreciation. (formerly Smid Cap Growth Series)
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Investments VIT Funds, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.
This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
•	Deutsche Small Cap Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Equity-Income Portfolio (Service Class): Reasonable income with consideration of the potential for capital appreciation.
This fund is available only to existing Owners as of May 16, 2005. Consult your registered representative.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
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Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund and the Templeton Global Bond VIP Fund, by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
Janus Aspen Series, advised by Janus Capital Management LLC.
•	Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
This fund is available only to existing Owners as of May 16, 2005. Consult your registered representative.
•	Enterprise Portfolio (Service Shares): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2005. Consult your registered representative.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Standard Class)(2): A balance between current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Standard Class)(2): A balance between current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
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•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Foundation® Aggressive Allocation Fund (Standard Class)*: Long-term capital growth.
This fund is only available to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Dimensional International Core Equity Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class)(2): Total return consistent with preservation of capital.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i)maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Standard Class)(2): Capital appreciation and current income.
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
•	LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
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•	LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Conservative Structured Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class)(2): Capital appreciation.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
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•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class)(2): High level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Initial Class): Capital appreciation.
•	MFS® VIT Total Return Series (Initial Class): Total return.
•	MFS® VIT Utilities Series (Initial Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Core Equity Portfolio (Initial Class): Capital appreciation. This fund is available only to existing Owners as of May 16, 2005. Consult your registered representative.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Mid-Cap Growth Portfolio (I Class): Growth of capital. This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
•	Mid-Cap Intrinsic Value Portfolio (I Class): Growth of capital. This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
(1)	The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of such parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
(2)	These are “Fund of Funds” and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.
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Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund if:
1)	the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or
2)	the Sub-Account has not attracted significant Owner allocations; or
3)	in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.
We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled
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to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the Underlying Funds and deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, may be deducted in two ways:
1)	Proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.
2)	From the Net Accumulation Value of specific Underlying Funds which you have designated.
If you have selected designated Underlying Funds, and in a given month there is not sufficient value in those Underlying Funds to cover the Monthly Deduction, we will take the remaining Monthly Deduction pro rata from the rest of the Underlying Funds in your Policy that have value.
If you have not selected designated Underlying Funds, the Monthly Deductions will be taken pro rata from all of the Underlying Funds in your Policy that have value.
The Monthly Deductions are made on the “Monthly Anniversary Day” (the Date of Issue and the same day of each month thereafter). If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. You may select or change designated funds at any time prior to a Monthly Anniversary Day by contacting our Administrative Office.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct a maximum of 8% from each Premium Payment during the first Policy Year and a maximum of 4% thereafter. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.”
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Surrender Charges
A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
The Surrender Charge varies by age of the Insureds, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $37.52 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.
The duration of the Surrender Charge is 15 years for Full Surrenders and 10 years for decreases in Specified Amount.
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 14 years following policy issue, or any increase in Specified Amount.
Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:
A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:
1)	occurs after the tenth Policy Anniversary following Policy issue; or
2)	is directly caused by a death benefit option change; or
3)	is caused by a Partial Surrender; or
4)	when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.
B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:
1)	is the amount of this decrease plus any prior decreases;
2)	is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;
3)	is the Initial Specified Amount; and
4)	is the then applicable Surrender Charge from the schedule in the Policy.
We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.
Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the Policy’s value.
Any surrender may have tax implications. Consult your tax or other registered representative before initiating a surrender.
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Partial Surrender Fee
No Surrender Charge is imposed on a Partial Surrender, but an Administrative Fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the Partial Surrender proceeds are taken.
Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a daily Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.60% in Policy Years 1-19 and 0.20% in Policy Years 20 and beyond.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the second Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company.
The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of each Insured. Please note that it will generally increase each Policy Year as the Insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
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Administrative Fee
There is a flat Monthly Deduction of $10. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
For the first 120 months from Policy Issue Date or increase in Specified Amount, there is an additional charge which will never exceed $0.17 per $1,000 of Initial Specified Amount or increase in Specified Amount. The charge is based on the younger Insured’s age and the Specified Amount. If an increase occurs, the younger Insured’s current insurance age will be the issue age for the new coverage.
Policy Loan Interest
If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5% in years 1-10, 4% in years 11 and beyond. The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. We will credit 4% interest on the Loan Account Value in all years.
Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Overloan Protection Rider.  There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5% of the then current Accumulation Value.
Supplemental Term Insurance Rider.  This optional rider provides annually renewable term insurance, which terminates when the younger Insured reaches, or would have reached, age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age, gender and underwriting category of each Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year. In addition, there is a monthly charge per $1,000 of term coverage for the first 120 months from Issue Date or increase in Term Specified Amount.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the second Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insureds and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue ages; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium (subject to state availability); and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
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When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insureds will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insureds and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insureds. Based on our review of medical information about the proposed Insureds, we may decline to provide insurance, or we may place the proposed Insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insureds' age, underwriting category, and gender (if applicable state law allows charges to vary based on gender), the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each Insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	optional No-Lapse Protection and riders;
3)	the amount and frequency of Premium Payments; and
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4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as at least one of the Insureds is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and , to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right To Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you either all Premium Payments or the policy value plus any charges and fees depending on the state of issue of your Policy. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within 10 days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the Policy is returned for cancellation within the Right to Examine Period, we will return the full amount of any Premium Payments made.
If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts or the Fixed Account, if applicable, as you designate. The Owner bears the risk of a decline in Sub-Account values. If the Policy is returned for cancellation within the Right to Examine Period, we will return the policy value, plus any charges and fees deducted, as of the date the cancelled Policy is received at our Administrative Office.
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts.
During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)	25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)	the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
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Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
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However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from
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frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Optional Sub-Account Allocation Programs
You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers amounts from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers from the Fixed Account can only be elected at the time your Policy is issued. Transfers from the money market Sub-Account may be elected at any time while your Policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;
2)	seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered or otherwise terminates.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.
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Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Accounting Value Rider.  If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum Premium requirements for this rider. If your Policy is fully surrendered in the first five Policy Years, this rider provides enhanced Surrender Values by using a table of alternate Surrender Charges. The rider does not provide for enhanced Surrender Value for Partial Surrenders and loans. There is no charge for this rider.
Overloan Protection Rider.   If this rider is issued with your Policy, you meet the requirements as described in the rider (see below) and you choose to take advantage of the benefit it provides, your Policy will not lapse due to insufficient value. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
If your Policy was issued on or after May 22, 2006, we will automatically issue this rider with your Policy. The benefit is not available to you if the Policy is a Modified Endowment Contract. While there is no charge for adding this rider to your Policy, if you choose to exercise this benefit, there is a one-time charge shown in the Policy Specifications. (See Policy Charges and Fees and Table II of this prospectus.)
In addition to the conditions mentioned above the following must be met at the time the benefit is exercised:
•	Policy Indebtedness is larger than the Specified Amount;
•	The Policy has been in force for a minimum number of Policy Years (“Minimum Policy Years in Force”) as shown in the Policy Specifications;
•	Any Insured identified in the Policy Specifications has attained the age shown as the “Minimum Attained Age” in the Policy Specifications;
•	A level Death Benefit must be in effect;
•	The Policy’s Accumulation Value less Indebtedness must be enough to cover the charge as shown in the Policy Specifications;
•	The sum of three Monthly Deductions and the election charge must exceed the Surrender Value.
Once you exercise the benefit, the following changes will be made to your Policy:
1. We will no longer allow Premium Payments, Partial Surrenders, or changes to the Specified Amount;
2. All other riders, except the Supplemental Term Insurance Rider, if any, will be terminated;
3. No additional Monthly Deductions will be taken;
4. No additional loans will be allowed;
5. The Separate Account Value (also referred to the “Variable Account Value” in the rider), if any, will be transferred to the Fixed Account. (This transfer will not be subject to any limitations that may otherwise be in effect and will not be assessed a charge. Also, no further transfers will be allowed, and Automatic Rebalancing will end); and
6. The Policy will become paid-up insurance (i.e. no further payments will be required) and the death benefit will be determined as provided by the Policy but will be no less than the greater of the following, less Indebtedness:
(i) Accumulation Value plus $10,000; or
(ii) An amount determined by us equal to the amount required to qualify the Policy as life insurance under the Internal Revenue Code.
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You should consult with a qualified tax advisor before exercising this rider, as there may be tax consequences. Also, we will provide you with notice the first time your Policy meets all the conditions and requirements noted above. We strongly recommend that you carefully monitor the performance of your Policy by annually reviewing a projection of the Policy’s benefits and values (an “illustration”) in order to improve your opportunity of meeting the requirements and conditions of the rider.
Supplemental Term Insurance Rider.  If desired, you must select this rider when you initially apply for insurance. The rider provides annually renewable non-convertible term insurance , which terminates when the younger Insured reaches, or would have reached, age 100. Upon death of the second Insured, we will pay the Term Insurance Benefit Amount, in addition to Death Benefit Proceeds of the death benefit option in effect on your Policy.
There is a monthly cost for this rider, similar to the cost of insurance of the base Policy’s duration. This rate is determined by the Company, is based on the Policy’s duration, the age, underwriting category and gender of each Insured, and is applied against the Term Insurance Benefit Amount shown on the Policy Specifications page. For the first 120 Policy Months from Issue Date or increase in term Specified Amount, there is a monthly expense charge per $1,000 of term coverage.
This rider will limit the maximum period during which your Policy is guaranteed not to lapse under the No-Lapse Provision. If you have chosen the age 100 No-Lapse Provision, the maximum period will now be the first 20 Policy Years or the date the younger Insured reaches, or would have reached, age 100. For the 10 year and 20 year No-Lapse Provisions, the maximum period will now be the first 5 Policy Years. All other provisions set forth in the age 100, 20 year and 10 year No-Lapse Provisions will still apply.
This rider terminates on the earliest of:
1)	the date you request termination of the rider;
2)	when your Policy lapses;
3)	when your Policy is fully surrendered;
4)	when the younger Insured reaches, or would have reached, age 100; or
5)	the second death.
If your Policy is reinstated, this rider will likewise be reinstated. However, sufficient Premium must be paid to cover the Monthly Deduction including monthly rider costs.
Continuation of Coverage
If at least one of the Insureds is still living when the younger Insured attains, or would have attained, age 100, and the Policy has not been surrendered, the Policy will remain in force until policy surrender or death of the second Insured. However, there are certain changes that will take place:
1)	we will no longer accept Premium Payments;
2)	we will make no further deductions;
3)	policy values held in the Separate Account will be transferred to the Fixed Account;
4)	we will continue to credit interest to the Fixed Account; and
5)	we will no longer transfer amounts to the Sub-Accounts.
Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.
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Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the second Insured; or
3)	failure to pay the necessary amount of Premium to keep your Policy in force.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to maintain the No-Lapse Provision or to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid any time before the younger Insured attains, or would have attained, age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts and the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
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Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the Loan Account; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
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In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited daily at the greater of a rate of 0.010746% (equivalent to a compounded annual rate of 4%) or a higher rate determined by the Company.
The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 4% in all years.
The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the “Riders” section of this prospectus for more information.
Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1)	the amount determined by the death benefit option in effect on the date of the death of the second Insured, less any Indebtedness; or
2)	a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. A schedule of these percentages is in your Policy. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $250,000)	None; level death benefit
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Option	Death Benefit Proceeds Equal to the	Variability
2	Sum of the Specified Amount plus the Net Accumulation Value as of the date of the second Insured’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
3	Sum of the Specified Amount plus the accumulated Premiums (all Premiums paid minus the cumulative policy factor, if that factor is elected) up to the limit shown in the Policy Specifications, as of the date of the second Insured’s death. Any Premium paid that will cause the Death Benefit Proceeds to exceed this limit will be applied to the Policy, but will not increase the death benefit. The cumulative policy factor, normally used in business situations, is calculated as:
a) the applicable monthly rate then used by the Internal Revenue Service (IRS); or
b) an alternative monthly rate permitted by the IRS; times
	c) the Specified Amount divided by 1000.	Will generally increase, depending on the amount of Premium paid.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently $250,000.
A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
1 to 2	The Specified Amount will be reduced by the Accumulation Value as of the effective date of change.
2 to 1	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
1 to 3	The Specified Amount will not change.
3 to 1	The Specified Amount will be increased by accumulated Premiums (less the cumulative policy factor if that factor is elected) as of the effective date of change.
2 to 3	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
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Option change	Impact
3 to 2	• If the Accumulation Value is greater than the accumulated Premium (less cumulative policy factor if that factor elected), the Specified Amount will be reduced by the Accumulation Value less accumulated Premium (plus cumulative policy factor if that factor is elected) as of the effective date of change.
• If the Accumulation Value is less than the accumulated Premium (less the cumulative policy factor if elected), the Specified Amount will be increased by the accumulated Premium (less the cumulative policy factor if that factor is elected), less the Accumulation Value as of the effective date of change.
If you increase the Specified amount, there will be additional Surrender Charges in the event you request a surrender of the Policy. A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A schedule of Surrender Charges is included in each Policy.
Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.
The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the Policy’s death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the Policy’s death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both Insureds. This notification must include a certified copy of an official death certificate for each Insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each Insured, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of both Insureds, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine® account in the recipient’s name as the Owner of the account. SecureLine® is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine®, an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If
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the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the recipient’s SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient’s account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient’s SecureLine® account may be more or less than the rate earned on funds held in Lincoln’s General Account.
There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the Policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the “Surrender Value”).
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
As of January 17, 2012, we no longer offer SecureLine® for surrenders. SecureLine® is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine® for Death Benefit Proceeds. Please see “Death Benefit Proceeds” section in this prospectus for more information about SecureLine®.
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Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender and our Administrative Fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value and the Specified Amount.
2	Will reduce the Accumulation Value, but not the Specified Amount.
3	Will reduce the accumulated Premiums, and the Specified Amount to the extent that the amount of the Partial Surrender exceeds the accumulated Premiums.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
We may at our discretion decline any request for a Partial Surrender.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Accumulation Value.
The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the Policy’s death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues at an effective annual rate of 5% in years 1-10 and 4% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 4% in all years, so the net cost of your Policy Loan is 1% in years 1-10 and 0% thereafter.
Your outstanding loan balance may be repaid at any time as long as at least one of the Insureds is living. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in
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the Grace Period provision, unless the No-Lapse Provision is in effect. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, unless the No-Lapse Provision is in effect, all policy coverage will terminate. This is referred to as “Policy Lapse”. The Net Accumulation Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount stated in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the second Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
No-Lapse Provision
Your Policy includes a No-Lapse Provision. This means that your Policy will not lapse as long as you have paid the required No-Lapse Premium. The No-Lapse Premium is the cumulative Premium required to maintain the No-Lapse Provision, preventing your Policy from lapse, and is shown in the Policy Specifications.
There is no difference in the calculation of policy values and death benefit between a policy that has the No-Lapse Provision, and a policy that does not. This is true whether or not the No-Lapse Provision is active and keeping the Policy from lapsing.
Availability of the No-Lapse Provision may vary in some states. Where available, there is no charge for this feature. It is only available with death benefit options 1 and 2.
There are three levels of No-Lapse Protection:
1)	a guarantee until the younger Insured reaches, or would have reached, age 100 (must be selected at time of Policy application);
2)	a guarantee for the first 20 Policy Years; and
3)	a guarantee for the first 10 Policy Years.

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Level	Lapse Protection	Provision will terminate upon the earliest of
Age 100	If elected, a payment of the age 100 No-Lapse Premium is due as of the Date of Issue and each Monthly Anniversary Day to guarantee the Policy will not lapse before the younger Insured reaches, or would have reached, age 100. All, or a portion of, the remaining monthly Premiums can be paid in advance at any time.

As long as the sum of all Premium Payments (less any Indebtedness and Partial Surrenders) is at least equal to the sum of the age 100 No-Lapse Premiums since the Date of Issue, the Policy will not lapse until the younger Insured reaches, or would have reached, age 100, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions.	1) the age 100 Premium requirement is not met,
2) there is a change in the death benefit option, or
3) the younger Insured reaches, or would have reached, age 100.

A period of at least 61 days will be granted for the age 100 No-Lapse Premium if on any Monthly Anniversary Day it is determined that the age 100 No-Lapse Premium has not been met. At least 31 days before the end of that period, we will notify you of the amount of Premium necessary to maintain the age 100 No-Lapse Provision.

Once the age 100 No-Lapse Provision is terminated, it cannot be reinstated. However, you may still qualify for either the 20 year or 10 year No-Lapse Provision.
First 20 Policy Years	During the first 20 years the Policy will not lapse, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions, as long as the sum of:

• all Premium Payments (less any Partial Surrenders) accumulated at 4% interest

• minus any Indebtedness

is at least equal to the sum of the 20 year No-Lapse Premiums due since Date of Issue (shown in the Policy Specifications), accumulated at 4% interest.	1) a change in the death benefit option,
2) the younger Insured reaches, or would have reached, age 100, or
3) the beginning of the 21st Policy Year.

Failure to meet the No-Lapse Premium requirement during the first 20 years does not terminate the No-Lapse Provision. Any Premium shortfall can be made up while the Policy is in force or during the Policy’s Grace Period.

Continuing to pay the 20 year No-Lapse Premium beyond the termination of the 20 year No-Lapse Provision does not guarantee that the Policy will not lapse. Payments must be sufficient to cover your Monthly Deductions.

However, you may still qualify for the 10 year No-Lapse Provision.
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Level	Lapse Protection	Provision will terminate upon the earliest of
First 10 Policy Years	During the first 10 years the Policy will not lapse, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions, as long as the sum of:

• all Premium Payments (less any Partial Surrenders) accumulated at 4% interest

• minus any Indebtedness

is at least equal to the sum of the 10 year No-Lapse Premiums due since Date of Issue (shown in the Policy Specifications), accumulated at 4% interest.	1) a change in the death benefit option,
2) the younger Insured reaches, or would have reached, age 100, or
3) the beginning of the 11th Policy Year.

Failure to meet the No-Lapse Premium requirement during the first 10 years does not terminate the No-Lapse Provision. Any Premium shortfall can be made up while the Policy is in force or during the Policy’s Grace Period.

Continuing to pay the 10 year No-Lapse Premium beyond the termination of the 10 year No-Lapse Provision does not guarantee that the Policy will not lapse. Payments must be sufficient to cover your Monthly Deductions.
If you fail to satisfy the requirements for the age 100, 20 year and 10 year No-Lapse Provisions, and you have paid insufficient Premium to cover your Monthly Deductions, the Policy, after notice, and expiration of the Policy’s Grace Period, will lapse.
Your levels of No-Lapse Premiums are shown on the Policy Specifications pages. To determine if you are meeting the cumulative Premium Payment required to retain the No-Lapse Protection, review your most recent quarterly statement or contact our Administrative Office.
If the No-Lapse Provision terminates, the Premiums you must pay to keep the Policy in force may be significantly higher than the No-Lapse Premium would have been. If you pay only the minimum Premium needed to keep the No-Lapse Provision in force, you may be foregoing the potential for increased Accumulation Value that higher Premium Payments could provide.
If you have selected the Supplemental Term Insurance Rider, as described in the Riders section of this prospectus, it will shorten the maximum time for you to keep your No-Lapse protection. If you have chosen the Age 100 No-Lapse Provision, the maximum period will now be the first 20 years or the date the younger Insured reaches, or would have reached, age 100. For the 10 year and 20 year No-Lapse Provisions, the maximum period will now be the first 5 Policy Years.
Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges.
Reinstatement of a Lapsed Policy
If the No-Lapse Provision is not in effect, and your Policy has lapsed, you may reinstate your Policy within five years of the Policy Lapse date, if both Insureds are living, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability of both Insureds is furnished to us and we agree to accept the risk for both Insureds;
4)	we receive a payment sufficient to keep your Policy in force for at least two months; and
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5)	any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day after the date on which we approve your application for reinstatement. Surrender Charges will be based on the duration from the original Policy Date as though the Policy never lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which limits Premiums paid depending upon the Insureds' ages, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the second Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insureds' ages, gender, and risk classification. We do not apply this test to the Policy.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes
42

that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the second Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the second Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one
43

contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.
Last Survivor Contract
Although we believe that the Policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your Premium (with earnings) and impose higher Cost of Insurance Charges in the future.
Due to the coverage of more than one Insured under the Policy, there are special considerations in applying the 7-Pay Test. For example, a reduction in the death benefit at any time, such as may occur upon a Partial Surrender, may cause the Policy to be a MEC. Also and more generally, the manner of applying the 7-Pay Test is somewhat uncertain in the case of policies covering more than one Insured.
Other Considerations
Insured Lives Past Age 100.  If the younger Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life
44

insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the younger Insured attains age 100.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
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Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
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FINANCIAL STATEMENTS
The December 31, 2016 financial statements of the Separate Account and the December 31, 2016 consolidated financial statements of the Company are located in the SAI.
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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Checkbook Service for Disbursements

POLICY INFORMATION
Assignment
Change of Ownership
Beneficiary
Right to Convert Contract
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age or Gender
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com
Lincoln Life Flexible Premium Variable Life Account R
1933 Act Registration No. 333-115882
1940 Act Registration No. 811-08579
End of Prospectus
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GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.

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Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Date of Issue, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Date of Issue and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery
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of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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SAI 1

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2017
Relating to Prospectus Dated May 1, 2017 for
Lincoln SVUL-IV product
Lincoln Life Flexible Premium Variable Life Account R, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln SVUL-IV product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from
2

the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $81,002,179 in 2016, $81,303,734 in 2015 and $66,589,490 in 2014 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or
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its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln Life Flexible Premium Variable Life Account R as of December 31, 2016 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2016; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 as set forth in their reports, which
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are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
POLICY INFORMATION
Assignment
While either Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such Indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Change of Ownership
As long as either Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in Good Order. We may require that the Policy be submitted to us for endorsement before making a change.
Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while either Insured is living, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of the latest signature in Good Order.
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If any Beneficiary dies before the death of the second Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives at the time of the death of the second Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, attained age and rating class of the Insureds at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.
Change of Plan
Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new Policy will have the same initial amount of insurance, date of issue and age of the insured as the original Policy.
You may exchange the Policy for separate single life policies on each of the Insureds under any of the following circumstances:
(1)	a change in the Internal Revenue Code (IRC) that would result in a less favorable tax treatment of the insurance provided under this Policy,
(2)	the Insureds are legally divorced while this Policy is in force, or
(3)	the Insureds’ business is legally dissolved while the Policy is in force.
An exchange for separate policies is subject to all of the following conditions:
(1)	both Insureds are alive and the Policy is in force at the time of the change in circumstances noted above,
(2)	both Insureds furnish evidence of insurability satisfactory to the Company, unless
(a)	the exchange is applied for within 12 months of the enactment of the change in the IRC, or (b) the exchange is applied for within 24 months of the date of legal divorce with the exchange to become effective after 24 months following the date of legal divorce,
(3)	the amount of insurance of each new Policy is not larger than one half of the amount of insurance then in force under this Policy, and
(4)	any other requirements as determined by the Company are met.
The new Policy will not take effect until the date all such requirements are met. The Premium for each new Policy is determined according to the Company’s rates in effect at that time for that Policy based on each Insureds’ attained age and premium class, if that premium class is available on a single-life basis. If either Insureds’ premium class is not available on a single-life basis, the new Policy for that insured cannot be issued unless satisfactory evidence of insurability is provided for an premium class that is available.
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Settlement Options
You may elect or change a settlement option while at least one Insured is alive. If you have not irrevocably selected a settlement option, the Beneficiary may elect to change the settlement option within 90 days after the second Insured dies. If no settlement option is selected, the Death Benefit Proceeds will be paid in a lump sum.
If you assign your Policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining Death Benefit Proceeds as elected.
Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the settlement option may be changed.
You have at least four settlement options:
1)	an annuity for the lifetime of the payee;
2)	an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;
3)	monthly payments for a stated number of years, at least five but no more than thirty; or
4)	payment of a maximum of 3% interest annually on the sum left on deposit.
We may offer you or your Beneficiary additional settlement options in the future.
Deferment of Payments
Amounts payable as a result of loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age or Gender
If the age or gender of either Insureds has been misstated, benefits will be adjusted based on the following values:
1)	the net amount at risk at the time of the second Insured’s death;
2)	the ratio of the monthly cost of insurance applied in the Policy Month of death to the monthly cost of insurance that should have been applied at the true age and gender in the Policy Month of death; and
3)	the Accumulation Value at the time of the second Insured’s death.
The amount of Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3.
Suicide
If the second Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial
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Surrenders. If the second Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, and
•	a policy level mortality and expense charge applied on a daily equivalent basis, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the unit value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
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The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2016 financial statements of the Separate Account and the December 31, 2016 consolidated financial statements of the Company follow.
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Supplement Dated May 1, 2017 to Prospectuses Dated May 1, 2017

Lincoln Life Flexible Premium Variable Life Account M

Products: VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

Lincoln Life Flexible Premium Variable Life Account R

Products: SVUL-IV, PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S

Products: LCV5, Lincoln Corporate Commitment VUL

Issued by The Lincoln National Life Insurance Company

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.  A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.  Except as amended by this supplement, all information in your product prospectus applies.  The funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

(Subadvised by Northern Cross, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

(Subadvised by DSM Capital Partners, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

(Subadvised by AJO, LP)
This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Prospectus 2

Lincoln Life Flexible Premium Variable Life Account R
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds

This prospectus describes Lincoln PreservationEdge® SVUL, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your registered representative regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R, established on December 2, 1997 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	PIMCO Variable Insurance Trust

Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2017

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POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection on the lives of two Insureds. Upon the death of the first Insured, the Policy pays no death benefit. The Policy will pay the death benefit only when the second Insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are
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relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Surrender Charges are assessed if you surrender your Policy within the first 10 Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business.  Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the
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Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge as a percentage of Premiums paid (Premium Load). Note: Includes 3% charge for state and federal tax obligations.	When you pay a Premium.	5%[1]
Surrender Charge*[2]
A dollar amount per $1,000 of Specified Amount.	Upon Full Surrender of your Policy and when you make certain Specified Amount decreases (years 1-10).
Maximum Charge		$54.53 per $1,000.
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$29.24 per $1,000.
Fund Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	The Maximum Sales Charge Imposed on Premiums (Premium Load) is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0% to 5%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
[2]	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your
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Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$83.33 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$0.00005 per $1,000.
Mortality and Expense Risk Charge (“M&E”)	At the end of each Valuation Period.
A percentage of the value of the Separate Account, calculated daily.
Maximum Charge		0.20%.
Administrative Fee*	Monthly
Flat Fee; plus		$10 in all years
For the first 10 Policy Years from Issue Date or increase in Specified Amount, a monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount:
Maximum and		$0.90 per $1,000.
Minimum Charge		$0.06834 per $1,000.
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco.		$0.22334 per $1,000.
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Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Policy Loan Interest	Annually
A percentage of the amount held in the Loan Account.
Maximum Charge		4%[2]
Rider Charges		Individualized based on optional Rider(s) selected.
Supplemental Term Insurance Rider*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[3]		$83.33 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$0.00005 per $1,000.
In addition, for the first 10 Policy Years from Issue Date or increase in Term Specified Amount, a monthly fee per $1,000 of Term Specified Amount or increase in Term Specified Amount:
Maximum Charge		$0.20 per $1,000
Minimum Charge		$0.03334 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco.		$0.035 per $1,000.
Overloan Protection Rider	One-time charge when you elect to use the benefit
A percentage of the then current Accumulation Value.
Maximum Charge		5%[4]
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*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 135% to 5,000% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[2]	Annual interest rate of 4% in years 1-10, and 3% in years 11 and beyond.
[3]	Individuals with a higher mortality risk than standard issue individuals can be charged from 135% to 5,000% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[4]	For Policies with applications signed on or after May 9, 2016, the charge is guaranteed at 3%. See section headed “Rider Charges” in the Policy Charges and Fees section of this prospectus.
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Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	1.64% [1]	0.24%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 0.74%. These waivers and reductions generally extend through April 30, 2018 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.
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LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the
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Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.50% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and 5% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash
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bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or
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support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
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Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 21, 2012. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class I): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
This fund is available only to existing Owners as of May 17, 2010. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	Global Allocation V.I. Fund (Class I): High total investment return.
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Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Owners as of May 17, 2010. Consult your registered representative.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Core Series (Standard Class): Long-term capital appreciation. (formerly Smid Cap Growth Series)
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund and the Templeton Global Bond VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Portfolio (Class I): Long-term growth of capital.
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Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Standard Class)(2): A balance between current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Standard Class)(2): A balance between current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation. This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)*: To provide a responsible level of income and the potential for capital appreciation.
(formerly LVIP Delaware Foundation® Aggressive Allocation Fund)
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Dimensional International Core Equity Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class)(2): Long-term capital appreciation.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class)(2): Total return consistent with preservation of capital.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
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•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i)maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Standard Class)(2): Capital appreciation and current income.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
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•	LVIP SSGA Conservative Structured Allocation Fund: (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class)(2): Long-term growth of capital.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class)(2): Capital appreciation. This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class)(2): High level of current income and growth of capital, with an emphasis on growth of capital.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Growth Series (Initial Class): Capital appreciation.
•	Total Return Series (Initial Class): Total return.
•	Utilities Series (Initial Class): Total return.
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PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
(1)	The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of such parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
(2)	These are “Fund of Funds” and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund if:
1)	the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or
2)	the Sub-Account has not attracted significant Owner allocations; or
3)	in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.
We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
We will notify you of any change that is made.
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Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the Underlying Funds and deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, may be deducted in two ways:
1)	Proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.
2)	From the Net Accumulation Value of specific Underlying Funds which you have designated.
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If you have selected designated Underlying Funds, and in a given month there is not sufficient value in those Underlying Funds to cover the Monthly Deduction, we will take the remaining Monthly Deduction pro rata from the rest of the Underlying Funds in your Policy that have value.
If you have not selected designated Underlying Funds, the Monthly Deductions will be taken pro rata from all of the Underlying Funds in your Policy that have value.
The Monthly Deductions are made on the “Monthly Anniversary Day” (the Date of Issue and the same day of each month thereafter). If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. You may select or change designated funds at any time prior to a Monthly Anniversary Day by contacting our Administrative Office.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We currently deduct 3.5% from each Premium Payment in all Policy Years. We reserve the right to increase this charge, but guarantee it will not exceed 5% from each Premium Payment. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.”
Surrender Charges
A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
The Surrender Charge varies by age of the Insureds, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $54.53 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.
The duration of the Surrender Charge is 10 years for Full Surrenders and decreases in Specified Amount.
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 10 years following policy issue, or any increase in Specified Amount.
Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:
A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:
1)	occurs after the tenth Policy Anniversary following Policy issue; or
2)	is directly caused by a death benefit option change; or
3)	is caused by a Partial Surrender; or
4)	when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.
B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:
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1)	is the amount of this decrease plus any prior decreases;
2)	is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;
3)	is the Initial Specified Amount; and
4)	is the then applicable Surrender Charge from the schedule in the Policy.
We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.
Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the Policy’s value.
Any surrender may have tax implications. Consult your tax or other registered representative before initiating a surrender.
Partial Surrender Fee
No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.
Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a daily Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The charge is guaranteed at an effective annual rate of 0.20% in all Policy Years. The current charge is 0.10% in Policy Years 1 - 20 and 0% in Policy Years 21 and beyond.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the second Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
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The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .0024663 (the monthly equivalent of an effective annual rate of 3%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company.
The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of each Insured. Please note that it will generally increase each Policy Year as the Insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
There is a flat Monthly Deduction of $10. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
For the first 120 months from Policy Issue Date or increase in Specified Amount, there is an additional charge which will never exceed $0.90 per $1,000 of Initial Specified Amount or increase in Specified Amount. The charge is based on each Insured’s age and the Specified Amount. If an increase occurs, each Insured’s current insurance age will be the issue age for the new coverage.
Policy Loan Interest
If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 4% in years 1-10, 3% in years 11 and beyond. The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. We will credit 3% interest on the Loan Account Value in all years.
Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Overloan Protection Rider.  There is a one-time charge for this rider if you choose to elect the benefit. For Policies with applications signed on or after May 9, 2016, this charge is 3% of the then current Accumulation Value. For all other Policies, this charge will not exceed 5% of the then current Accumulation Value.
Supplemental Term Insurance Rider.  This optional rider provides annually renewable term insurance, which terminates when the younger Insured reaches, or would have reached, age 121. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age, gender and underwriting category of each Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year. In addition, there is a monthly charge per $1,000 of term coverage for the first 120 months from Issue Date or increase in term Specified Amount.
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YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the second Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insureds and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue ages; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium (subject to state availability); and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insureds will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insureds and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insureds. Based on our review of medical information
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about the proposed Insureds, we may decline to provide insurance, or we may place the proposed Insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insureds' age, underwriting category, and gender (if applicable state law allows charges to vary based on gender), the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each Insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	optional No-Lapse Protection and riders;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as at least one of the Insureds is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and , to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within 10 days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.
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Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts.
During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)	25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)	the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
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Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
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Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Optional Sub-Account Allocation Programs
You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing as described on an allocation form provided by us. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers amounts from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers from the Fixed Account can only be elected at the time your Policy is issued. Transfers from the money market Sub-Account may be elected at any time while your Policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
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1)	if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;
2)	seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered or otherwise terminates.
From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your registered representative to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the allocation form provided by us, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Overloan Protection Rider.   If this rider is issued with your Policy, you meet the requirements as described in the rider (see below) and you choose to take advantage of the benefit it provides, your Policy will not lapse due to insufficient value. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
We will automatically issue this rider with your Policy. The benefit is not available to you if the Policy is a Modified Endowment Contract. While there is no charge for adding this rider to your Policy, if you choose to exercise this benefit, there is a one-time charge shown in the Policy Specifications. (See Policy Charges and Fees and Table II of this prospectus.)
In addition to the conditions mentioned above the following must be met at the time the benefit is exercised:
•	Policy Indebtedness is larger than the Specified Amount;
•	The Policy has been in force for a minimum number of Policy Years (“Minimum Policy Years in Force”) as shown in the Policy Specifications;
•	Any Insured identified in the Policy Specifications has attained the age shown as the “Minimum Attained Age” in the Policy Specifications;
•	A level Death Benefit must be in effect;
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•	The Policy’s Accumulation Value less Indebtedness must be enough to cover the charge as shown in the Policy Specifications;
•	The ratio of Indebtedness to the Policy’s Accumulation Value must be between the Minimum and Maximum Value Threshold Percentages shown in the Policy Specifications (applies only to Policies with applications signed on or after May 9, 2016);
•	Both the guideline single premium and the guideline level premiums calculated under the Guideline Premium Test must be greater than zero (see the “Death Benefit Qualification Test” section of this prospectus) (applies only to Policies with applications signed on or after May 9, 2016);
•	The sum of three Monthly Deductions and the election charge must exceed the Surrender Value. (applies only to Policies with applications signed prior to May 9, 2016).
Once you exercise the benefit, the following changes will be made to your Policy:
1. We will no longer allow Premium Payments, Partial Surrenders, or changes to the Specified Amount;
2. All other riders, except the Supplemental Term Insurance Rider, if any, will be terminated;
3. No additional Monthly Deductions will be taken;
4. No additional loans will be allowed (only applicable for Policies with applications signed prior to May 9, 2016).
5. The Separate Account Value (also referred to the “Variable Account Value” in the rider), if any, will be transferred to the Fixed Account. (This transfer will not be subject to any limitations that may otherwise be in effect and will not be assessed a charge. Also, no further transfers will be allowed, and Automatic Rebalancing will end); and
6. The Policy will become paid-up insurance (i.e. no further payments will be required) and the death benefit will be determined as provided by the Policy but will be no less than the greater of the following, less Indebtedness:
(i) Indebtedness plus $10,000 (for Policies with applications signed on or after May 9, 2016) or Accumulation Value plus $10,000 (for Policies with applications signed prior to May 9, 2016); or
(ii) An amount determined by us equal to the amount required to qualify the Policy as life insurance under the Internal Revenue Code.
You should consult with a qualified tax advisor before exercising this rider, as there may be tax consequences. Also, we will provide you with notice the first time your Policy meets all the conditions and requirements noted above. We strongly recommend that you carefully monitor the performance of your Policy by annually reviewing a projection of the Policy’s benefits and values (an “illustration”) in order to improve your opportunity of meeting the requirements and conditions of the rider.
Supplemental Term Insurance Rider.  If desired, you must select this rider when you initially apply for insurance. The rider provides annually renewable non-convertible term insurance , which terminates when the younger Insured reaches, or would have reached, age 121. Upon death of the second Insured, we will pay the Term Insurance Benefit Amount, in addition to Death Benefit Proceeds of the death benefit option in effect on your Policy.
There is a monthly cost for this rider, similar to the cost of insurance of the base Policy’s duration. This rate is determined by the Company, is based on the Policy’s duration, the age, underwriting category and gender of each Insured, and is applied against the Term Insurance Benefit Amount shown on the Policy Specifications page. For the first 120 Policy Months from Issue Date or increase in term Specified Amount, there is a monthly expense charge per $1,000 of term coverage.
This rider will limit the maximum period during which your Policy is guaranteed not to lapse under the No-Lapse Provision. If you have chosen the age 100 No-Lapse Provision, the maximum period will now be the first 20 Policy Years or the date the younger Insured reaches, or would have reached, age 100. For the 10 year and 20 year No-Lapse Provisions, the maximum period will now be the first 5 Policy Years. All other provisions set forth in the age 100, 20 year and 10 year No-Lapse Provisions will still apply.
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This rider terminates on the earliest of:
1)	the date you request termination of the rider;
2)	when your Policy lapses;
3)	when your Policy is fully surrendered;
4)	when the younger Insured reaches, or would have reached, age 121; or
5)	the second death.
If your Policy is reinstated, this rider will likewise be reinstated. However, sufficient Premium must be paid to cover the Monthly Deduction including monthly rider costs.
Continuation of Coverage
If at least one of the Insureds is still living when the younger Insured attains, or would have attained, age 121, and the Policy has not been surrendered, the Policy will remain in force until policy surrender or death of the second Insured. However, there are certain changes that will take place:
1)	we will no longer accept Premium Payments;
2)	we will make no further deductions;
3)	policy values held in the Separate Account will be transferred to the Fixed Account;
4)	we will continue to credit interest to the Fixed Account; and
5)	we will no longer transfer amounts to the Sub-Accounts.
Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the second Insured; or
3)	failure to pay the necessary amount of Premium to keep your Policy in force.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to maintain the No-Lapse Provision or to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid any time before the younger Insured attains, or would have attained, age 121, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
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The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts and the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
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2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the Loan Account; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited daily at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3%) or a higher rate determined by the Company.
The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 3% in all years.
The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
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DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the “Riders” section of this prospectus for more information.
Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1)	the amount determined by the death benefit option in effect on the date of the death of the second Insured, less any Indebtedness; or
2)	a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. A schedule of these percentages is in your Policy. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $250,000)	None; level death benefit
2	Sum of the Specified Amount plus the Net Accumulation Value as of the date of the second Insured’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
3	Sum of the Specified Amount plus the accumulated Premiums (all Premiums paid minus the cumulative policy factor, if that factor is elected) up to the limit shown in the Policy Specifications, as of the date of the second Insured’s death. Any Premium paid that will cause the Death Benefit Proceeds to exceed this limit will be applied to the Policy, but will not increase the death benefit. The cumulative policy factor, normally used in business situations, is calculated as:
a) the applicable monthly rate then used by the Internal Revenue Service (IRS); or
b) an alternative monthly rate permitted by the IRS; times
	c) the Specified Amount divided by 1000.	Will generally increase, depending on the amount of Premium paid.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently $250,000.
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A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
1 to 2	The Specified Amount will be reduced by the Accumulation Value as of the effective date of change.
2 to 1	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
1 to 3	The Specified Amount will not change.
3 to 1	The Specified Amount will be increased by accumulated Premiums (less the cumulative policy factor if that factor is elected) as of the effective date of change.
2 to 3	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
3 to 2	• If the Accumulation Value is greater than the accumulated Premium (less cumulative policy factor if that factor elected), the Specified Amount will be reduced by the Accumulation Value less accumulated Premium (plus cumulative policy factor if that factor is elected) as of the effective date of change.
• If the Accumulation Value is less than the accumulated Premium (less the cumulative policy factor if elected), the Specified Amount will be increased by the accumulated Premium (less the cumulative policy factor if that factor is elected), less the Accumulation Value as of the effective date of change.
If you increase the Specified amount, there will be additional Surrender Charges in the event you request a surrender of the Policy. A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A schedule of Surrender Charges is included in each Policy.
Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.
The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the Policy’s death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the Policy’s death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the changes will be
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effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both Insureds. This notification must include a certified copy of an official death certificate for each Insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each Insured, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of both Insureds, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine® account in the recipient’s name as the Owner of the account. SecureLine® is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine®, an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the recipient’s SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient’s account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient’s SecureLine® account may be more or less than the rate earned on funds held in Lincoln’s General Account.
There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
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POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the Policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the “Surrender Value”).
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
As of January 17, 2012, we no longer offer SecureLine® for surrenders. SecureLine® is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine® for Death Benefit Proceeds. Please see “Death Benefit Proceeds” section in this prospectus for more information about SecureLine®.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value and the Specified Amount.
2	Will reduce the Accumulation Value, but not the Specified Amount.
3	Will reduce the accumulated Premiums, and the Specified Amount to the extent that the amount of the Partial Surrender exceeds the accumulated Premiums.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
We may at our discretion decline any request for a Partial Surrender.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Accumulation Value.
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The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the Policy’s death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues at an effective annual rate of 4% in years 1-10 and 3% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 3% in all years, so the net cost of your Policy Loan is 1% in years 1-10 and 0% thereafter.
Your outstanding loan balance may be repaid at any time as long as at least one of the Insureds is living. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the No-Lapse Provision is in effect. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, unless the No-Lapse Provision is in effect, all policy coverage will terminate. This is referred to as “Policy Lapse”. The Net Accumulation Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount stated in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the second Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
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No-Lapse Provision
Your Policy includes a No-Lapse Provision. This means that your Policy will not lapse as long as you have paid the required No-Lapse Premium. The No-Lapse Premium is the cumulative Premium required to maintain the No-Lapse Provision, preventing your Policy from lapse, and is shown in the Policy Specifications.
There is no difference in the calculation of policy values and death benefit between a policy that has the No-Lapse Provision, and a policy that does not. This is true whether or not the No-Lapse Provision is active and keeping the Policy from lapsing.
Availability of the No-Lapse Provision may vary in some states. Where available, there is no charge for this feature. It is only available with death benefit options 1 and 2.
There are three levels of No-Lapse Protection:
1)	a guarantee until the younger Insured reaches, or would have reached, age 100 (must be selected at time of Policy application);
2)	a guarantee for the first 20 Policy Years; and
3)	a guarantee for the first 10 Policy Years.

Level	Lapse Protection	Provision will terminate upon the earliest of
Age 100	If elected, a payment of the age 100 No-Lapse Premium is due as of the Date of Issue and each Monthly Anniversary Day to guarantee the Policy will not lapse before the younger Insured reaches, or would have reached, age 100. All, or a portion of, the remaining monthly Premiums can be paid in advance at any time.

As long as the sum of all Premium Payments (less any Indebtedness and Partial Surrenders) is at least equal to the sum of the age 100 No-Lapse Premiums since the Date of Issue, the Policy will not lapse until the younger Insured reaches, or would have reached, age 100, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions.	1) the age 100 Premium requirement is not met,
2) there is a change in the death benefit option, or
3) the younger Insured reaches, or would have reached, age 100.

A period of at least 61 days will be granted for the age 100 No-Lapse Premium if on any Monthly Anniversary Day it is determined that the age 100 No-Lapse Premium has not been met. At least 31 days before the end of that period, we will notify you of the amount of Premium necessary to maintain the age 100 No-Lapse Provision.

Once the age 100 No-Lapse Provision is terminated, it cannot be reinstated. However, you may still qualify for either the 20 year or 10 year No-Lapse Provision.
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Level	Lapse Protection	Provision will terminate upon the earliest of
First 20 Policy Years	During the first 20 years the Policy will not lapse, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions, as long as the sum of:

• all Premium Payments (less any Partial Surrenders) accumulated at 4% interest

• minus any Indebtedness

is at least equal to the sum of the 20 year No-Lapse Premiums due since Date of Issue (shown in the Policy Specifications), accumulated at 4% interest.	1) a change in the death benefit option,
2) the younger Insured reaches, or would have reached, age 100, or
3) the beginning of the 21st Policy Year.

Failure to meet the No-Lapse Premium requirement during the first 20 years does not terminate the No-Lapse Provision. Any Premium shortfall can be made up while the Policy is in force or during the Policy’s Grace Period.

Continuing to pay the 20 year No-Lapse Premium beyond the termination of the 20 year No-Lapse Provision does not guarantee that the Policy will not lapse. Payments must be sufficient to cover your Monthly Deductions.

However, you may still qualify for the 10 year No-Lapse Provision.
First 10 Policy Years	During the first 10 years the Policy will not lapse, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions, as long as the sum of:

• all Premium Payments (less any Partial Surrenders) accumulated at 4% interest

• minus any Indebtedness

is at least equal to the sum of the 10 year No-Lapse Premiums due since Date of Issue (shown in the Policy Specifications), accumulated at 4% interest.	1) a change in the death benefit option,
2) the younger Insured reaches, or would have reached, age 100, or
3) the beginning of the 11th Policy Year.

Failure to meet the No-Lapse Premium requirement during the first 10 years does not terminate the No-Lapse Provision. Any Premium shortfall can be made up while the Policy is in force or during the Policy’s Grace Period.

Continuing to pay the 10 year No-Lapse Premium beyond the termination of the 10 year No-Lapse Provision does not guarantee that the Policy will not lapse. Payments must be sufficient to cover your Monthly Deductions.
If you fail to satisfy the requirements for the age 100, 20 year and 10 year No-Lapse Provisions, and you have paid insufficient Premium to cover your Monthly Deductions, the Policy, after notice, and expiration of the Policy’s Grace Period, will lapse.
Your levels of No-Lapse Premiums are shown on the Policy Specifications pages. To determine if you are meeting the cumulative Premium Payment required to retain the No-Lapse Protection, review your most recent quarterly statement or contact our Administrative Office.
If the No-Lapse Provision terminates, the Premiums you must pay to keep the Policy in force may be significantly higher than the No-Lapse Premium would have been. If you pay only the minimum Premium needed to keep the No-Lapse Provision in force, you may be foregoing the potential for increased Accumulation Value that higher Premium Payments could provide.
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If you have selected the Supplemental Term Insurance Rider, as described in the Riders section of this prospectus, it will shorten the maximum time for you to keep your No-Lapse protection. If you have chosen the Age 100 No-Lapse Provision, the maximum period will now be the first 20 years or the date the younger Insured reaches, or would have reached, age 100. For the 10 year and 20 year No-Lapse Provisions, the maximum period will now be the first 5 Policy Years.
Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges.
Reinstatement of a Lapsed Policy
If the No-Lapse Provision is not in effect, and your Policy has lapsed, you may reinstate your Policy within five years of the Policy Lapse date, if both Insureds are living, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability of both Insureds is furnished to us and we agree to accept the risk for both Insureds;
4)	we receive a payment sufficient to keep your Policy in force for at least two months; and
5)	any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day after the date on which we approve your application for reinstatement. Surrender Charges will be based on the duration from the original Policy Date as though the Policy never lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which limits Premiums paid depending upon the Insureds' ages, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the second Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
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The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insureds' ages, gender, and risk classification. We do not apply this test to the Policy.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the second Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the second Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the
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meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.
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Last Survivor Contract
Although we believe that the Policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your Premium (with earnings) and impose higher Cost of Insurance Charges in the future.
Due to the coverage of more than one Insured under the Policy, there are special considerations in applying the 7-Pay Test. For example, a reduction in the death benefit at any time, such as may occur upon a Partial Surrender, may cause the Policy to be a MEC. Also and more generally, the manner of applying the 7-Pay Test is somewhat uncertain in the case of policies covering more than one Insured.
Other Considerations
Insured Lives Past Age 121.  If the younger Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the younger Insured attains age 121.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.
If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.
The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to become a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.
Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
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Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to
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honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2016 financial statements of the Separate Account and the December 31, 2016 consolidated financial statements of the Company are located in the SAI.
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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Checkbook Service for Disbursements

POLICY INFORMATION
Assignment
Change of Ownership
Beneficiary
Right to Convert Contract
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age or Gender
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com
Lincoln Life Flexible Premium Variable Life Account R
1933 Act Registration No. 333-115882
1940 Act Registration No. 811-08579
End of Prospectus
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GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.

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Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Date of Issue, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Date of Issue and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery
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of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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SAI 2

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2017
Relating to Prospectus Dated May 1, 2017 for
Lincoln PreservationEdge® SVUL product
Lincoln Life Flexible Premium Variable Life Account R, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln PreservationEdgeSM SVUL product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from
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the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $81,002,179 in 2016, $81,303,734 in 2015 and $66,589,490 in 2014 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or
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its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln Life Flexible Premium Variable Life Account R as of December 31, 2016 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2016; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 as set forth in their reports, which
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are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
POLICY INFORMATION
Assignment
While either Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such Indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Change of Ownership
As long as either Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in Good Order. We may require that the Policy be submitted to us for endorsement before making a change.
Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while either Insured is living, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of the latest signature in Good Order.
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If any Beneficiary dies before the death of the second Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives at the time of the death of the second Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, attained age and rating class of the Insureds at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.
Change of Plan
Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new Policy will have the same initial amount of insurance, date of issue and age of the insured as the original Policy.
You may exchange the Policy for separate single life policies on each of the Insureds under any of the following circumstances:
(1)	a change in the Internal Revenue Code (IRC) that would result in a less favorable tax treatment of the insurance provided under this Policy,
(2)	the Insureds are legally divorced while this Policy is in force, or
(3)	the Insureds’ business is legally dissolved while the Policy is in force.
An exchange for separate policies is subject to all of the following conditions:
(1)	both Insureds are alive and the Policy is in force at the time of the change in circumstances noted above,
(2)	both Insureds furnish evidence of insurability satisfactory to the Company, unless
(a)	the exchange is applied for within 12 months of the enactment of the change in the IRC, or (b) the exchange is applied for within 24 months of the date of legal divorce with the exchange to become effective after 24 months following the date of legal divorce,
(3)	the amount of insurance of each new Policy is not larger than one half of the amount of insurance then in force under this Policy, and
(4)	any other requirements as determined by the Company are met.
The new Policy will not take effect until the date all such requirements are met. The Premium for each new Policy is determined according to the Company’s rates in effect at that time for that Policy based on each Insureds’ attained age and premium class, if that premium class is available on a single-life basis. If either Insureds’ premium class is not available on a single-life basis, the new Policy for that insured cannot be issued unless satisfactory evidence of insurability is provided for an premium class that is available.
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Settlement Options
You may elect or change a settlement option while at least one Insured is alive. If you have not irrevocably selected a settlement option, the Beneficiary may elect to change the settlement option within 90 days after the second Insured dies. If no settlement option is selected, the Death Benefit Proceeds will be paid in a lump sum.
If you assign your Policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining Death Benefit Proceeds as elected.
Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the settlement option may be changed.
You have at least four settlement options:
1)	an annuity for the lifetime of the payee;
2)	an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;
3)	monthly payments for a stated number of years, at least five but no more than thirty; or
4)	payment of a maximum of 3% interest annually on the sum left on deposit.
We may offer you or your Beneficiary additional settlement options in the future.
Deferment of Payments
Amounts payable as a result of loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age or Gender
If the age or gender of either Insureds has been misstated, benefits will be adjusted based on the following values:
1)	the net amount at risk at the time of the second Insured’s death;
2)	the ratio of the monthly cost of insurance applied in the Policy Month of death to the monthly cost of insurance that should have been applied at the true age and gender in the Policy Month of death; and
3)	the Accumulation Value at the time of the second Insured’s death.
The amount of Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3.
Suicide
If the second Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial
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Surrenders. If the second Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, and
•	a policy level mortality and expense charge applied on a daily equivalent basis, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the unit value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
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The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2016 financial statements of the Separate Account and the December 31, 2016 consolidated financial statements of the Company follow.
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The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2016 and 2015

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015, and the related consolidated statements of comprehensive income (loss), stockholder's equity and cash flows for each of the three years in the period ended December 31, 2016. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2016 and 2015, and the consolidated results of its operations and its cash flows for each of the three years ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

March 31, 2017

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2016	2015
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2016 - $83,290; 2015 - $81,196)	$87,866	$84,072
Variable interest entities' fixed maturity securities (amortized cost: 2016 - $200; 2015 - $596)	200	598
Equity securities (cost: 2016 - $260; 2015 - $226)	275	237
Trading securities	1,624	1,762
Mortgage loans on real estate	9,761	8,513
Real estate	12	13
Policy loans	2,429	2,520
Derivative investments	900	1,485
Other investments	2,034	1,588
Total investments	105,101	100,788
Cash and invested cash	2,057	2,400
Deferred acquisition costs and value of business acquired	9,143	9,493
Premiums and fees receivable	428	379
Accrued investment income	1,029	1,034
Reinsurance recoverables	6,810	7,100
Reinsurance related embedded derivatives	58	95
Funds withheld reinsurance assets	623	635
Goodwill	2,273	2,273
Other assets	6,132	4,872
Separate account assets	128,397	123,619
Total assets	$262,051	$252,688

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Future contract benefits	$20,681	$19,893
Other contract holder funds	78,106	76,483
Short-term debt	280	90
Long-term debt	2,549	2,745
Funds withheld reinsurance liabilities	4,827	4,478
Deferred gain on business sold through reinsurance	67	144
Payables for collateral on investments	4,910	4,565
Variable interest entities' liabilities	-	4
Other liabilities	6,414	5,781
Separate account liabilities	128,397	123,619
Total liabilities	246,231	237,802

Contingencies and Commitments (See Note 14)

Stockholder's Equity
Common stock - 10,000,000 shares authorized, issued and outstanding	10,696	10,677
Retained earnings	3,342	3,118
Accumulated other comprehensive income (loss)	1,782	1,091
Total stockholder's equity	15,820	14,886
Total liabilities and stockholder's equity	$262,051	$252,688

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Insurance premiums	$2,579	$2,825	$2,371
Fee income	5,171	4,960	4,608
Net investment income	4,631	4,611	4,648
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(141)	(75)	(25)
Portion of loss recognized in other comprehensive income	41	25	10
Net other-than-temporary impairment losses on securities recognized in earnings	(100)	(50)	(15)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(410)	(172)	(509)
Total realized gain (loss)	(510)	(222)	(524)
Amortization of deferred gain on business sold through reinsurance	69	69	69
Other revenues	403	440	867
Total revenues	12,343	12,683	12,039
Expenses
Interest credited	2,527	2,472	2,492
Benefits	4,247	4,529	4,354
Commissions and other expenses	4,005	4,109	3,876
Interest and debt expense	116	105	103
Strategic digitization expense	8	-	-
Total expenses	10,903	11,215	10,825
Income (loss) before taxes	1,440	1,468	1,214
Federal income tax expense (benefit)	267	295	220
Net income (loss)	1,173	1,173	994
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	692	(2,090)	1,752
Funded status of employee benefit plans	(1)	2	(3)
Total other comprehensive income (loss), net of tax	691	(2,088)	1,749
Comprehensive income (loss)	$1,864	$(915)	$2,743

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in millions)

	For the Years Ended December 31,
	2016	2015	2014

Common Stock
Balance as of beginning-of-year	$10,677	$10,652	$10,636
Stock compensation/issued for benefit plans	19	25	16
Balance as of end-of-year	10,696	10,677	10,652

Retained Earnings
Balance as of beginning-of-year	3,118	3,066	2,778
Net income (loss)	1,173	1,173	994
Dividends declared	(949)	(1,121)	(706)
Balance as of end-of-year	3,342	3,118	3,066

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	1,091	3,179	1,430
Other comprehensive income (loss), net of tax	691	(2,088)	1,749
Balance as of end-of-year	1,782	1,091	3,179
Total stockholder's equity as of end-of-year	$15,820	$14,886	$16,897

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Cash Flows from Operating Activities
Net income (loss)	$1,173	$1,173	$994
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	55	(176)	(535)
Trading securities purchases, sales and maturities, net	165	143	310
Change in premiums and fees receivable	(49)	101	(56)
Change in accrued investment income	8	(18)	(14)
Change in future contract benefits and other contract holder funds	(2,036)	868	1,407
Change in reinsurance related assets and liabilities	542	(1,060)	(960)
Change in federal income tax accruals	146	170	48
Realized (gain) loss	511	222	524
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(69)
Proceeds from reinsurance recapture	-	-	422
Change in cash management agreement investment	(66)	351	329
Other	262	45	249
Net cash provided by (used in) operating activities	642	1,750	2,649

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(10,791)	(8,858)	(8,306)
Sales of available-for-sale securities	3,076	1,329	1,120
Maturities of available-for-sale securities	5,290	4,265	4,984
Purchases of alternative investments	(302)	(324)	(370)
Sales and repayments of alternative investments	238	177	238
Issuance of mortgage loans on real estate	(2,127)	(1,944)	(1,319)
Repayment and maturities of mortgage loans on real estate	877	816	958
Issuance and repayment of policy loans, net	91	125	6
Net change in collateral on investments and derivatives	435	638	1,476
Proceeds (outflows) from business ceded, recaptured and novated	-	-	(3)
Proceeds from sale of subsidiary/business	-	75	-
Other	(99)	(78)	(227)
Net cash provided by (used in) investing activities	(3,312)	(3,779)	(1,443)

Cash Flows from Financing Activities
Payment of long-term debt, including current maturities	(250)	(4)	-
Issuance (decrease) in short-term debt	190	88	(49)
Proceeds from sales leaseback transaction	85	47	83
Deposits of fixed account values, including the fixed portion of variable	10,030	10,745	10,363
Withdrawals of fixed account values, including the fixed portion of variable	(5,449)	(6,062)	(5,775)
Transfers to and from separate accounts, net	(1,308)	(2,474)	(2,509)
Common stock issued for benefit plans and excess tax benefits	(22)	(14)	(19)
Dividends paid to common stockholders	(949)	(1,121)	(706)
Net cash provided by (used in) financing activities	2,327	1,205	1,388

Net increase (decrease) in cash and invested cash	(343)	(824)	2,594
Cash and invested cash as of beginning-of-year	2,400	3,224	630
Cash and invested cash as of end-of-year	$2,057	$2,400	$3,224

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC's wholesaling and retailing business units, respectively.  LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 22 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP").  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year.  Specifically, we reclassified cash flows from certain investing activities into their own respective line items within the Consolidated Statements of Cash Flows.  Previously, these amounts were reported within purchases of other investments or sales or maturities of other investments line items, as applicable, within cash flows from investing activities.  These reclassifications had no effect on net income (loss), net cash provided by (used in) investing activities, or stockholder's equity for the prior years.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment ("OTTI") and asset valuation allowances, deferred acquisition costs ("DAC"),  value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk ("NPR"), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price").  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC"),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

•

Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities - Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities ("ABS") - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").

•

State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities - Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan's estimated value is based on:  the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property's net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement."  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance ("UL"), variable universal life insurance ("VUL"), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking").  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, assets under capital leases, guaranteed living benefit ("GLB") reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, mortality, etc.), risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2016 and 2015, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $59 million, $67 million and $64 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments, proceeds from reinsurance recaptures and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2014 through 2016 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

During 2016, we began an enterprise-wide digitization initiative that intends to significantly enhance our customer experience and provide operation efficiencies over time to meet evolving consumer preferences and marketplace shifts.  Expenses associated with this digitization initiative are reported within strategic digitization expense on our Consolidated Statements of Comprehensive Income (Loss).

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  In accordance with our early adoption of Accounting Standards Update ("ASU") 2016-09, Improvements to Employee Share-Based Payment Accounting, we have elected to continue applying an estimated forfeiture rate to our accrual of compensation costs.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new ASUs issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changed the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity's operations and financial results.  The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.

		October 1, 2014	We applied the guidance in this standard to our sale of Lincoln Financial Media Company ("LFM") in the fourth quarter of 2014. For more information regarding our sale of LFM, see Note 3.
ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard addresses consolidation accounting guidance related to limited partnerships, limited liability companies and securitization structures.  The new standard includes changes to existing consolidation models that eliminates the presumption that a general partner should consolidate a limited partnership, clarifies when fees paid to a decision maker should be a factor in the VIE consolidation evaluation and reduces the VIE consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.

January 1, 2016

The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.  We have provided additional financial statement disclosures related to our limited partnerships in Note 5.

ASU 2015-05, Customer's Accounting for Fees Paid in a Cloud Computing Arrangement

This standard clarifies the accounting requirements for recognizing cloud computing arrangements.  Software licenses purchased through cloud computing arrangements should be accounted for in a manner consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2015-07, Disclosures for Certain Investments That Calculate Net Asset Value per Share (or its Equivalent)

This standard removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.  In addition, the standard removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected.

		January 1, 2016	The adoption of this ASU did not result in a change to our financial statement disclosures.

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2015-09, Disclosures about Short-Duration Contracts

This standard enhances the disclosure requirements related to short-duration insurance contracts.  The new disclosure requirements focus on providing users of financial statements with more transparent information related to short-duration contracts about an insurance entity's (1) initial claims estimates and subsequent adjustments to those estimates, (2) methodologies and judgments in estimating claims and (3) timing, frequency and severity of claims.  Retrospective application is required for each comparative period presented, except for those requirements that apply only to the current period.

		Annual periods beginning January 1, 2016	The adoption of this ASU did not result in a change to our financial statements as we determined these additional disclosures are not material to our financial statements.
ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements

Given the absence of authoritative accounting guidance in ASU 2015-03 related to debt issuance costs for line-of-credit arrangements, this standard clarifies that the Securities and Exchange Commission ("SEC") Staff would not object to an entity deferring and presenting these debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2016-09, Improvements to Employee Share-Based Payment Accounting

These amendments require all income tax effects of awards to be recognized in the income statement when the awards vest or are settled rather than through additional paid-in capital in the equity section of the balance sheet.  The amendments also permit an employer to repurchase an employee's shares at the maximum statutory tax rate in the employee's applicable jurisdiction for tax withholding purposes without triggering liability accounting.  Finally, the amendments permit entities to make a one-time accounting policy election to account for forfeitures as they occur.  Specific adoption methods depend on the issue being adopted and range from prospective to retrospective adoption.  Early adoption is permitted; however, all amendments must be adopted in the same period.  If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period.

		Early adopted as of October 1, 2016	We recognized an income tax benefit of $4 million in federal income tax expense (benefit) in our Consolidated Statements of Comprehensive Income (Loss) for the year ended December 31, 2016.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers & ASU 2015-14, Revenue from Contracts with Customers; Deferral of the Effective Date

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity's performance obligation.  Retrospective application is required.  After performing extensive outreach, the FASB decided to delay the effective date of ASU 2014-09 for one year.  Early application is permitted but only for annual reporting periods beginning after December 15, 2016.

January 1, 2018

Our primary sources of revenues are recognized in accordance with ASC Topic 944, Financial Services - Insurance ("Topic 944").  All contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09.  The initial phase of our adoption project indicates the revenue we report in other revenues in our Consolidated Statements of Comprehensive Income (Loss) is our primary revenue source that is within scope of this ASU.  We continue to evaluate the impact of adopting this ASU on our revenue recognition for contracts within scope.

ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments should be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings.

January 1, 2018

We hold equity securities classified as AFS securities that are currently measured at fair value with changes in fair value recognized through OCI.  Upon adoption of this ASU, we will be required to recognize changes in fair value of our equity securities through net income.  See Note 6 for details regarding our equity securities currently classified as AFS securities.

ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We are currently identifying all of our leases that will be within the scope of this standard; as such, we continue to evaluate the quantitative impact of adopting this ASU on our Consolidated Balance Sheets. Based on our initial assessment, we do not expect there to be a significant difference in our pattern of lease expense recognition under this ASU.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-05, Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships

The amendments clarify that a change in the counterparty to a derivative instrument identified in a hedging relationship in and of itself does not require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met.  The ASU may be adopted prospectively or through a modified retrospective approach.  Early adoption is permitted.

		January 1, 2017	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2016-06, Contingent Put and Call Options in Debt Instruments

The amendments clarify the requirements for assessing whether contingent call and put options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts.  Upon adoption of this ASU, entities will be required to assess embedded call and put options solely in accordance with the four-step decision sequence that was developed by the FASB Derivatives Implementation Group.  The ASU should be adopted based on a modified retrospective basis for existing debt instruments.  Early adoption is permitted.

		January 1, 2017	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2016-08, Principal versus Agent Considerations (Reporting Revenue Gross versus Net)

These amendments clarify the implementation guidance on principal versus agent considerations in ASU 2014-09, including how an entity should identify the unit of accounting for the principal versus agent evaluation.  In addition, the amendments clarify how to apply the control principle to certain types of arrangements, such as service transactions, by explaining what a principal controls before the good or service is transferred to the customer.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-10, Identifying Performance Obligations and Licensing

These amendments clarify, among other things, the accounting guidance in ASU 2014-09 regarding how an entity will determine whether promised goods or services are separately identifiable, which is an important consideration in determining whether to account for goods or services as a separate performance obligation.   Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-12, Narrow Scope Improvements and Practical Expedients

The standard update amends the revenue recognition guidance in ASU 2014-09 related to transition, collectability, noncash consideration and the presentation of sales and other similar taxes. The amendments clarify that, for a contract to be considered completed at transition, substantially all of the revenue must have been recognized under current GAAP.  The amendments also clarify how an entity should evaluate the collectability threshold and when an entity can recognize nonrefundable consideration received as revenue if an arrangement does not meet the standard's contract criteria.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations, with a primary focus on our fixed maturity securities (see Note 6).  We currently reduce the amortized cost of the individual security when recognizing OTTI on these securities.  Upon adoption of ASU 2016-13, we will no longer reduce the amortized cost of each individual security; rather we will establish a valuation allowance, and any declines or improvements in credit quality will be recognized through the valuation allowance.

ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments

These amendments clarify the classification of eight specific cash flow issues in an entity's statement of cash flows where it was determined by the FASB that there is diversity in practice.  Early adoption of the amendments is permitted, and retrospective transition is required for each period presented in the statement of cash flows.

		January 1, 2018	We are currently evaluating these disclosure requirements and will amend classifications in our Consolidated Statements of Cash Flows upon adoption as applicable.
ASU 2016-16, Intra-Entity Asset Transfers Other Than Inventory

This amendment requires an entity to recognize current and deferred income taxes for an intra-entity asset transfer, other than inventory, when the transfer occurs, thereby eliminating the current GAAP exception that prohibits the recognition of income taxes until the asset has been sold to an outside party.  Early adoption is permitted as of the beginning of the annual reporting period for which financial statements have not been issued.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.
ASU 2016-18, Restricted Cash

This amendment requires that amounts generally described as restricted cash and restricted cash equivalents should be included within cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.  Early adoption is permitted using a retrospective transition method applied to each period presented.

		January 1, 2018	We will provide these additional disclosures in our Consolidated Statements of Cash Flows upon the adoption date as applicable.
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers

These amendments clarify 13 issues related to the adoption of ASU 2014-09.  The most significant issue of these amendments for us is the clarification that all contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09, rather than just insurance contracts as described in ASU 2014-09.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2017-04, Simplifying the Test for Goodwill Impairment

These amendments eliminate the requirement in current GAAP to perform Step 2 of the goodwill impairment test in favor of only applying Step 1.  Under Step 1, the fair value of the reporting unit is compared with its carrying value, and an impairment charge is recognized when the carrying value exceeds the reporting unit's fair value.  An entity still has the option to first perform a qualitative assessment of an individual reporting unit to determine if the quantitative assessment in Step 1 is necessary.  ASU 2017-04 should be adopted prospectively, and early adoption is permitted on impairment testing dates after January 1, 2017.

		Impairment tests performed after January 1, 2020	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Dispositions

LFM

On July 16, 2015, we closed on the sale of LFM to Entercom Communications Corp. ("Entercom Parent") and Entercom Radio, LLC.  We received $75 million in cash, net of transaction expenses, and $28 million face amount of perpetual cumulative convertible preferred stock of Entercom Parent.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that were to be sold to fair value less cost to sell and reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).  During 2015, we recognized an additional loss of $2 million, after-tax, related to finalizing the transaction.

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of statutory capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of statutory capital previously supporting a portion of statutory reserves related to our UL/survivorship UL

("SUL") business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

5.  Variable Interest Entities

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note ("CLN") structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2016:

Amount and Date of Issuance
$200
April
2007
Original attachment point (subordination)	2.05%
Current attachment point (subordination)	1.48%
Maturity	3/20/2017
Current rating of tranche	BB
Current rating of underlying reference obligations	AAA - CCC
Number of defaults in underlying reference obligations	2
Number of entities	99
Number of countries	21

As of December 2016, our $400 million CLN matured, and we no longer reflect the assets and liabilities associated with the VIE on our Consolidated Balance Sheets or recognize the results of operations of this VIE on our Consolidated Statements of Comprehensive Income (Loss).  We did not incur any principal losses under the CLN structure, and we no longer have any exposure to losses related to this VIE.

There has been no event of default on the remaining CLN.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structure's underlying reference portfolios by industry and rating as of December 31, 2016:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	3.0%	7.1%	2.0%	0.0%	0.0%	0.0%	12.1%
Telecommunications	0.0%	1.0%	2.0%	3.1%	1.0%	0.0%	0.0%	7.1%
Oil and gas	1.0%	3.0%	0.0%	5.1%	1.0%	1.0%	0.0%	11.1%
Utilities	0.0%	0.0%	3.0%	4.1%	0.0%	0.0%	0.0%	7.1%
Chemicals and plastics	0.0%	0.0%	3.1%	1.0%	1.0%	0.0%	0.0%	5.1%
Drugs	1.0%	0.0%	2.0%	0.0%	0.0%	0.0%	0.0%	3.0%
Retailers (except food
and drug)	0.0%	0.0%	3.0%	1.0%	0.0%	0.0%	0.0%	4.0%
Industrial equipment	0.0%	0.0%	3.1%	2.0%	0.0%	0.0%	0.0%	5.1%
Sovereign	0.0%	2.1%	3.0%	2.0%	1.0%	0.0%	0.0%	8.1%
Conglomerates	0.0%	1.0%	2.0%	0.0%	0.0%	0.0%	0.0%	3.0%
Forest products	0.0%	0.0%	0.0%	0.0%	1.0%	0.0%	0.0%	1.0%
Other	0.0%	1.0%	9.1%	12.1%	8.1%	2.0%	1.0%	33.3%
Total	2.0%	11.1%	37.4%	32.4%	13.1%	3.0%	1.0%	100.0%

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2016			As of December 31, 2015
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans (1)	N/A	$-	$200	N/A	$-	$598
Credit default swaps	1	200	-	-	-	-
Total assets	1	$200	$200	-	$-	$598

Liabilities
Non-qualifying hedges:
Credit default swaps	-	$-	$-	2	$600	$4
Contingent forwards	1	-	-	2	-	-
Total liabilities (2)	1	$-	$-	4	$600	$4

(1)	Reported in variable interest entities' fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2016.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2016	2015
Non-Qualifying Hedges
Credit default swaps	$4	$9
Contingent forwards	-	-
Total non-qualifying hedges (1)	$4	$9

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2015, our special purpose financial insurance company subsidiary, the Lincoln Reinsurance Company of Vermont VI, issued a long-term surplus note for $275 million to a non-affiliated VIE in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note was $474 million as of December 31, 2016, and is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  In addition, the terms of the long-term surplus note provide us with a set-off right with the corporate bond AFS securities we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

Limited Partnerships and Limited Liability Companies

We invest in certain limited partnerships ("LPs") and limited liability companies ("LLCs"), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs, as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.3 billion and $1.2 billion as of December 31, 2016 and 2015, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $37 million and $47 million as of December 31, 2016 and 2015, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $3 million and less than $1 million for the years ended December 31, 2016 and 2015, respectively.  Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2016.

6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2016
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$72,706	$4,583	$931	$(5)	$76,363
ABS	1,016	39	13	(12)	1,054
U.S. government bonds	345	34	2	-	377
Foreign government bonds	445	57	1	-	501
RMBS	3,316	141	65	(5)	3,397
CMBS	341	8	4	(1)	346
CLOs	742	1	3	(4)	744
State and municipal bonds	3,811	703	19	-	4,495
Hybrid and redeemable preferred securities	568	68	47	-	589
VIEs' fixed maturity securities	200	-	-	-	200
Total fixed maturity securities	83,490	5,634	1,085	(27)	88,066
Equity securities	260	18	3	-	275
Total AFS securities	$83,750	$5,652	$1,088	$(27)	$88,341

	As of December 31, 2015
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$70,584	$3,787	$1,913	$1	$72,457
ABS	1,022	40	16	(12)	1,058
U.S. government bonds	346	41	2	-	385
Foreign government bonds	459	60	1	-	518
RMBS	3,400	178	35	(11)	3,554
CMBS	347	10	2	(4)	359
CLOs	587	1	3	(3)	588
State and municipal bonds	3,706	672	12	-	4,366
Hybrid and redeemable preferred securities	745	86	44	-	787
VIEs' fixed maturity securities	596	2	-	-	598
Total fixed maturity securities	81,792	4,877	2,028	(29)	84,670
Equity securities	226	17	6	-	237
Total AFS securities	$82,018	$4,894	$2,034	$(29)	$84,907

(1)	Includes unrealized (gains) and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2016, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,920	$2,961
Due after one year through five years	18,077	18,978
Due after five years through ten years	17,694	18,022
Due after ten years	39,184	42,364
Subtotal	77,875	82,325
Structured securities (ABS, MBS, CLOs)	5,615	5,741
Total fixed maturity AFS securities	$83,490	$88,066

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2016
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$15,099	$542	$3,117	$390	$18,216	$932
ABS	201	5	281	23	482	28
U.S. government bonds	18	2	-	-	18	2
Foreign government bonds	29	1	-	-	29	1
RMBS	876	50	374	22	1,250	72
CMBS	187	4	18	2	205	6
CLOs	259	3	25	-	284	3
State and municipal bonds	208	11	47	8	255	19
Hybrid and redeemable preferred securities	75	3	142	44	217	47
Total fixed maturity securities	16,952	621	4,004	489	20,956	1,110
Equity securities	4	2	44	2	48	4
Total AFS securities	$16,956	$623	$4,048	$491	$21,004	$1,114

Total number of AFS securities in an unrealized loss position						1,692

	As of December 31, 2015
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$19,285	$1,307	$2,349	$613	$21,634	$1,920
ABS	212	4	257	27	469	31
U.S. government bonds	15	2	-	-	15	2
Foreign government bonds	37	1	-	-	37	1
RMBS	593	21	362	21	955	42
CMBS	114	2	11	2	125	4
CLOs	271	2	49	1	320	3
State and municipal bonds	124	8	27	4	151	12
Hybrid and redeemable preferred securities	37	1	147	43	184	44
Total fixed maturity securities	20,688	1,348	3,202	711	23,890	2,059
Equity securities	47	6	-	-	47	6
Total AFS securities	$20,735	$1,354	$3,202	$711	$23,937	$2,065

Total number of AFS securities in an unrealized loss position						1,923

For information regarding our investments in VIEs, see Note 5.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2016
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$164	$49	$2	19
Nine months or greater, but less than twelve months	1	1	-	2
Twelve months or greater	358	166	10	62
Total	$523	$216	$12	83

	As of December 31, 2015
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1,536	$678	$2	135
Six months or greater, but less than nine months	76	85	-	19
Nine months or greater, but less than twelve months	39	38	-	2
Twelve months or greater	153	83	15	60
Total	$1,804	$884	$17	216

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $951 million for the year ended December 31, 2016.  As discussed further below, we believe the unrealized loss position as of December 31, 2016, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2016, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2016, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2016, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily impaired security.

As of December 31, 2016, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$363	$360	$378
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	83	19	4
Credit losses on securities for which an OTTI was previously recognized	16	15	15
Decreases attributable to:
Securities sold, paid down or matured	(51)	(31)	(37)
Balance as of end-of-year	$411	$363	$360

During 2016, 2015 and 2014, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2016
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$80	$5	$85	$77
ABS	201	12	213	106
RMBS	310	6	316	183
CMBS	29	1	30	37
CLOs	11	3	14	5
State and municipal bonds	2	-	2	3
Total	$633	$27	$660	$411

	As of December 31, 2015
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$31	$(2)	$29	$28
ABS	186	13	199	101
RMBS	341	10	351	182
CMBS	34	4	38	47
CLOs	11	2	13	5
Total	$603	$27	$630	$363

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2016	2015
Fixed maturity securities:
Corporate bonds	$1,275	$1,328
ABS	19	25
U.S. government bonds	164	221
Foreign government bonds	23	24
RMBS	95	102
CMBS	2	4
CLOs	6	10
State and municipal bonds	17	17
Hybrid and redeemable preferred securities	23	31
Total trading securities	$1,624	$1,762

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2016, 2015 and 2014, was $(3) million, $(96) million and $40 million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California, which accounted for 20% and 21%, respectively, and Texas, which accounted for 11% and 10%, respectively, of mortgage loans on real estate as of December 31, 2016 and 2015.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2016	2015
Current	$9,762	$8,512
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(2)
Unamortized premium (discount)	1	3
Total carrying value	$9,761	$8,513

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2016	2015
Number of impaired mortgage loans on real estate	2	2

Principal balance of impaired mortgage loans on real estate	$7	$8
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(2)
Carrying value of impaired mortgage loans on real estate	$5	$6

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2016	2015	2014
Balance as of beginning-of-year	$2	$3	$3
Additions	-	-	-
Charge-offs, net of recoveries	-	(1)	-
Balance as of end-of-year	$2	$2	$3

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Average carrying value for impaired mortgage loans on real estate	$6	$17	$24
Interest income recognized on impaired mortgage loans on real estate	-	1	2
Interest income collected on impaired mortgage loans on real estate	-	1	2

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2016			As of December 31, 2015
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$8,604	88.1%	2.16	$7,591	89.2%	2.07
65% to 74%	1,009	10.3%	1.87	650	7.6%	1.60
75% to 100%	143	1.5%	0.86	266	3.1%	0.80
Greater than 100%	5	0.1%	1.04	6	0.1%	1.05
Total mortgage loans on real estate	$9,761	100.0%		$8,513	100.0%

Alternative Investments

As of December 31, 2016 and 2015, alternative investments included investments in 202 and 190 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities	$4,019	$3,981	$3,937
Equity AFS securities	11	9	9
Trading securities	94	102	119
Mortgage loans on real estate	413	385	367
Real estate	1	1	3
Policy loans	139	150	153
Invested cash	12	3	1
Commercial mortgage loan prepayment and bond make-whole premiums	115	98	132
Alternative investments	75	88	130
Consent fees	5	5	2
Other investments	4	6	(2)
Investment income	4,888	4,828	4,851
Investment expense	(257)	(217)	(203)
Net investment income	$4,631	$4,611	$4,648

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For The Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities: (1)
Gross gains	$65	$41	$37
Gross losses	(227)	(94)	(28)
Equity AFS securities:
Gross gains	8	3	5
Gross losses	(1)	-	-
Gain (loss) on other investments	(62)	(7)	4
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(24)	(26)	(31)
Total realized gain (loss) related to certain investments, pre-tax	$(241)	$(83)	$(13)

(1)	These amounts are represented net of related fair value hedging activity. See Note 7 for more information.

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(80)	$(42)	$(1)
ABS	(5)	(6)	(10)
RMBS	(10)	(7)	(7)
CMBS	(1)	(1)	(1)
State and municipal bonds	(3)	-	-
Total fixed maturity securities	(99)	(56)	(19)
Equity securities	(1)	-	-
Gross OTTI recognized in net income (loss)	(100)	(56)	(19)
Associated amortization of DAC, VOBA, DSI and DFEL	-	6	4
Net OTTI recognized in net income (loss), pre-tax	$(100)	$(50)	$(15)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$53	$29	$11
Change in DAC, VOBA, DSI and DFEL	(12)	(4)	(1)
Net portion of OTTI recognized in OCI, pre-tax	$41	$25	$10

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2016 and 2015, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor's ("S&P") Rating Services or Baa3 or higher by Moody's Investors Service ("Moody's"), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2016 and 2015, 95% and 96%, respectively, of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2016 and 2015, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.7 billion and $3.6 billion, respectively, and a fair value of $3.6 billion and $3.2 billion, respectively.  As of December 31, 2016 and 2015, 96% and 95%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2016 and 2015, the portion of our ABS portfolio rated below investment grade had an amortized cost of $87 million and $104 million, respectively, and a fair value of $73 million and $89 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2016 and 2015, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2016 and 2015, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2016		As of December 31, 2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$813	$813	$1,294	$1,294
Securities pledged under securities lending agreements (2)	217	209	242	231
Securities pledged under repurchase agreements (3)	530	555	674	706
Investments pledged for Federal Home Loan Bank of
Indianapolis ("FHLBI") (4)	3,350	4,947	2,355	3,391
Total payables for collateral on investments	$4,910	$6,524	$4,565	$5,622

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2016	2015	2014
Collateral payable for derivative investments	$(481)	$(283)	$1,313
Securities pledged under securities lending agreements	(25)	38	20
Securities pledged under repurchase agreements	(144)	69	75
Securities pledged for Term Asset-Backed Securities Loan Facility	-	-	(36)
Investments pledged for FHLBI	995	430	74
Total increase (decrease) in payables for collateral on investments	$345	$254	$1,446

We have elected not to offset our repurchase agreements and securities lending transactions in our financial statements.  The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings were as follows:

	As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$-	$-
Corporate bonds	-	-	384	146	530
Total	-	-	384	146	530
Securities Lending
Corporate bonds	212	-	-	-	212
Foreign government bonds	5	-	-	-	5
Total	217	-	-	-	217
Total secured borrowings	$217	$-	$384	$146	$747

	As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$250	$250
Corporate bonds	-	-	275	149	424
Total	-	-	275	399	674
Securities Lending
Corporate bonds	242	-	-	-	242
Foreign government bonds	-	-	-	-	-
Total	242	-	-	-	242
Total secured borrowings	$242	$-	$275	$399	$916

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2016, the fair value of all collateral received that we are permitted to sell or re-pledge was $171 million.  As of December 31, 2016, we have not sold or re-pledged this collateral.

Investment Commitments

As of December 31, 2016, our investment commitments were $1.2 billion, which included $741 million of LPs, $183 million of private placement securities and $259 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2016 and 2015, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.5 billion and $1.7 billion, respectively, or 1% and 2% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.1 billion and $1.2 billion, respectively, or 1% of our invested assets portfolio.

As of December 31, 2016 and 2015, our most significant investments in one industry were our investment securities in the consumer non-cyclical industry with a fair value of $13.0 billion and $11.7 billion, respectively, or 12% of our invested assets portfolio, and our investment securities in the utilities industry with a fair value of $12.8 billion and $12.3 billion, respectively, or 12% of our invested assets portfolio.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $67 million and $66 million as of December 31, 2016 and 2015, respectively.

7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed-rate securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified rate of exchange.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified rate of exchange.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

Our indexed annuity and indexed universal life ("IUL") contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® ("S&P 500").  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive a floating rate of interest and pay the total return on a portfolio of indexes.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps - Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps - Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves").  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede the risk under certain UL contracts for no lapse benefit guarantees to LNBAR.  If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2016			As of December 31, 2015
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$2,089	$68	$77	$1,474	$192	$29
Foreign currency contracts (1)	1,177	153	10	910	84	2
Total cash flow hedges	3,266	221	87	2,384	276	31
Fair value hedges:
Interest rate contracts (1)	637	-	182	654	-	198
Non-Qualifying Hedges
Interest rate contracts (1)	70,290	985	701	71,899	1,087	330
Foreign currency contracts (1)	14	-	-	74	-	-
Equity market contracts (1)	28,142	542	616	27,712	680	269
Credit contracts (2)	66	-	-	103	-	9
Embedded derivatives:
GLB reserves (3)	-	371	-	-	952	-
GLB reserves (2)	-	-	371	-	-	952
Reinsurance related (4)	-	58	-	-	95	-
Indexed annuity and IUL contracts (5)	-	-	1,139	-	-	1,100
Total derivative instruments	$102,415	$2,177	$3,096	$102,826	$3,090	$2,889

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2016
	Less Than	1 - 5	6 - 10	11 - 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$11,102	$25,280	$23,164	$13,470	$-	$73,016
Foreign currency contracts (2)	50	109	346	686	-	1,191
Equity market contracts	15,751	9,369	1,872	17	1,133	28,142
Credit contracts	50	16	-	-	-	66
Total derivative instruments
with notional amounts	$26,953	$34,774	$25,382	$14,173	$1,133	$102,415

(1)	As of December 31, 2016, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was November 2046.
(2)	As of December 31, 2016, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2045.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$157	$127	$5
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	(165)	(202)	78
Foreign currency contracts	(10)	17	36
Change in foreign currency exchange rate adjustment	96	48	50
Change in DAC, VOBA, DSI and DFEL	2	3	2
Income tax benefit (expense)	27	46	(58)
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	5	(190)	(22)
Interest rate contracts (2)	1	-	-
Foreign currency contracts (1)	11	6	-
Foreign currency contracts (2)	7	-	-
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	2	1
Income tax benefit (expense)	(8)	64	7
Balance as of end-of-year	$93	$157	$127

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$5	$8	$(22)
Interest rate contracts (2)	1	-	-
Foreign currency contracts (1)	11	6	-
Foreign currency contracts (2)	7	-	-
Total cash flow hedges	24	14	(22)
Fair value hedges:
Interest rate contracts (1)	(28)	(30)	-
Interest rate contracts (2)	16	(198)	-
Total fair value hedges	(12)	(228)	-
Non-Qualifying Hedges
Interest rate contracts (2)	181	304	1,304
Foreign currency contracts (2)	(14)	(11)	(8)
Equity market contracts (2)	(1,253)	(118)	(215)
Equity market contracts (3)	12	1	11
Credit contracts (2)	(5)	(6)	(1)
Embedded derivatives:
Other assets - GLB reserves (2)	(581)	778	1,391
Other liabilities - GLB reserves (2)	581	(778)	(1,391)
Reinsurance related (2)	(57)	221	(242)
Indexed annuity and IUL contracts (2)	(120)	(57)	(210)
Total derivative instruments	$(1,244)	$120	$617

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Offset to net investment income	$16	14	(22)
Offset to realized gain (loss)	8	-	-

As of December 31, 2016, $21 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2016 and 2015, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2016
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
3/20/2017 (3)	(4)	(5)	BBB+	2	$-	$40
				2	$-	$40

As of December 31, 2015
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	2	$(2)	$45
3/20/2017 (3)	(4)	(5)	BBB-	3	(7)	58
				5	$(9)	$103

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2016	2015
Maximum potential payout	$40	$103
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$40	$103

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post less than $1 million of collateral as of December 31, 2016.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held.  As of December 31, 2016, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2016, our exposure was $5 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2016		As of December 31, 2015
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$53	$(32)	$92	$-
A+	10	(217)	67	-
A	394	(335)	791	(107)
A-	67	-	11	-
BBB+	289	-	333	-
	$813	$(584)	$1,294	$(107)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2016
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,211	$429	$1,640
Gross amounts offset	(311)	-	(311)
Net amount of assets	900	429	1,329
Gross amounts not offset:
Cash collateral	(813)	-	(813)
Net amount	$87	$429	$516

Financial Liabilities
Gross amount of recognized liabilities	$1,274	$1,510	$2,784
Gross amounts offset	(536)	-	(536)
Net amount of liabilities	738	1,510	2,248
Gross amounts not offset:
Cash collateral	(584)	-	(584)
Net amount	$154	$1,510	$1,664

	As of December 31, 2015
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,981	$1,048	$3,029
Gross amounts offset	(496)	-	(496)
Net amount of assets	1,485	1,048	2,533
Gross amounts not offset:
Cash collateral	(1,294)	-	(1,294)
Net amount	$191	$1,048	$1,239

Financial Liabilities
Gross amount of recognized liabilities	$340	$2,053	$2,393
Gross amounts offset	(61)	-	(61)
Net amount of liabilities	279	2,053	2,332
Gross amounts not offset:
Cash collateral	(107)	-	(107)
Net amount	$172	$2,053	$2,225

8.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Current	$25	$71	$104
Deferred	242	224	116
Federal income tax expense (benefit)	$267	$295	$220

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Tax rate of 35% times pre-tax income	$504	$514	$425
Effect of:
Tax-preferred investment income	(196)	(192)	(174)
Tax credits	(28)	(26)	(24)
Change in uncertain tax positions	(11)	1	(12)
Excess tax benefits from share-based
compensation	(4)	-	-
Other items	2	(2)	5
Federal income tax expense (benefit)	$267	$295	$220
Effective tax rate	19%	20%	18%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The tax preferred investment income relates primarily to the separate account dividends-received deduction.  The separate account dividends-received deduction benefit was $175 million, $188 million and $158 million for the years ended December 31, 2016, 2015 and 2014.  Tax benefits for uncertain tax positions for the year ended December 31, 2016, are primarily attributable to the release of reserves associated with prior tax years that closed during 2016.  A tax benefit was also recorded for the year ended December 31, 2016, in association with the early adoption of ASU 2016-09, Improvements to Employee-Based Payment Accounting.  For more information, see Note 2.  We file with a consolidated group, however we calculate our tax expense on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2016	2015
Current	$164	$104
Deferred	(3,062)	(2,422)
Total federal income tax asset (liability)	$(2,898)	$(2,318)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2016	2015
Deferred Tax Assets
Future contract benefits and other contract holder funds	$986	$960
Deferred gain on business sold through reinsurance	-	30
Reinsurance related embedded derivative asset	-	25
Compensation and benefit plans	187	186
Tax credits	85	33
Other	19	172
Total deferred tax assets	1,277	1,406
Deferred Tax Liabilities
DAC	2,038	2,147
VOBA	306	306
Net unrealized gain on AFS securities	1,596	1,084
Net unrealized gain on trading securities	65	67
Intangibles	20	7
Investment activity	125	183
Deferred gain on business sold through reinsurance	51	-
Reinsurance related embedded derivative asset	20	-
Other	118	34
Total deferred tax liabilities	4,339	3,828
Net deferred tax asset (liability)	$(3,062)	$(2,422)

As of December 31, 2016, we had $85 million of alternative minimum tax credits that are not subject to expiration.  Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2016 and 2015, $1 million and $10 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2016	2015
Balance as of beginning-of-year	$10	$10
Increases for current year tax positions	1	-
Decreases for expiring statutes	(10)	-
Balance as of end-of-year	$1	$10

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2016, 2015 and 2014, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(2) million, $1 million and $(12) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero and $2 million as of December 31, 2016 and 2015, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2013 and forward remain open.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$8,620	$7,527	$7,690
Business acquired (sold) through reinsurance	-	38	(20)
Deferrals	1,339	1,483	1,525
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(879)	(813)	(956)
Unlocking	(276)	(232)	18
Adjustment related to realized (gains) losses	(51)	(44)	(58)
Adjustment related to unrealized (gains) losses	(484)	661	(672)
Balance as of end-of-year	$8,269	$8,620	$7,527

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$873	$628	$1,169
Business acquired (sold) through reinsurance	-	(22)	2
Deferrals	3	8	9
Amortization:
Amortization, excluding unlocking	(105)	(128)	(185)
Unlocking	36	(82)	(21)
Accretion of interest (1)	52	56	64
Adjustment related to realized (gains) losses	(2)	(1)	(1)
Adjustment related to unrealized (gains) losses	17	414	(409)
Balance as of end-of-year	$874	$873	$628

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2016, was as follows:

2017	$60
2018	59
2019	69
2020	73
2021	73

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$301	$285	$310
Deferrals	25	29	13
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(28)	(33)	(37)
Unlocking	(2)	2	2
Adjustment related to realized (gains) losses	(2)	(1)	(3)
Adjustment related to unrealized (gains) losses	(1)	19	-
Balance as of end-of-year	$293	$301	$285

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$1,923	$1,365	$1,899
Business acquired (sold) through reinsurance	-	-	(2)
Deferrals	628	537	400
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(345)	(299)	(326)
Unlocking	(63)	(66)	(50)
Adjustment related to realized (gains) losses	(11)	(8)	(8)
Adjustment related to unrealized (gains) losses	(277)	394	(548)
Balance as of end-of-year	$1,855	$1,923	$1,365

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2016	2015	2014
Direct insurance premiums and fee income	$9,373	$9,354	$8,880
Reinsurance assumed	105	83	16
Reinsurance ceded	(1,728)	(1,652)	(1,917)
Total insurance premiums and fee income	$7,750	$7,785	$6,979

Direct insurance benefits	$6,112	$6,304	$5,970
Reinsurance recoveries netted against benefits	(1,865)	(1,775)	(1,616)
Total benefits	$4,247	$4,529	$4,354

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2016, the policy for our reinsurance program was to retain up to $20 million on a single insured life. As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2016.  As of December 31, 2016, approximately 36% of our total individual life in-force amount was reinsured.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2016, the reserves associated with these reinsurance arrangements totaled $584 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.  Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $6.8 billion and $7.1 billion as of December 31, 2016 and 2015, respectively.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $2.2 billion and $2.4 billion as of December 31, 2016 and 2015, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2016, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2016, included $495 million and $47 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during 2016, 2015 and 2014, respectively.  The deferred gain on business sold through reinsurance will be substantially amortized during the first quarter of 2017.

11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2016
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

	For the Year Ended December 31, 2015
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2016		As of December 31, 2015
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$43	$100	$39
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$105	$43	$105	$39

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2016, was as follows:

2017	$4
2018	4
2019	4
2020	4
2021	4
Thereafter	37

12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2016 (1)	2015 (1)
Return of Net Deposits
Total account value	$87,707	$85,345
Net amount at risk (2)	824	1,201
Average attained age of contract holders	63 years	63 years

Minimum Return
Total account value	$105	$111
Net amount at risk (2)	22	24
Average attained age of contract holders	75 years	75 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$24,605	$24,659
Net amount at risk (2)	782	1,345
Average attained age of contract holders	69 years	69 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$115	$89	$73
Changes in reserves	34	52	34
Benefits paid	(39)	(26)	(18)
Balance as of end-of-year	$110	$115	$89

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2016	2015
Asset Type
Domestic equity	$50,337	$46,668
International equity	16,714	17,686
Bonds	26,318	25,386
Money market	11,477	12,488
Total	$104,846	$102,228

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 36% of total life insurance in-force reserves as of December 31, 2016 and 2015.    UL and VUL products with secondary guarantees represented 33% of total sales for the years ended December 31, 2016 and 2015, and 39% for the year ended December 31, 2014.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2016	2015
Short-Term Debt
Short-term debt (1)	$280	$90

Long-Term Debt, Excluding Current Portion
LIBOR + 3 bps loan, due 2017	$-	$250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	533	479
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,549	2,495
Total long-term debt	$2,549	$2,745

(1)    The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2016, were as follows:

2017	$-
2018	-
2019	-
2020	-
2021	-
Thereafter	2,549
Total	$2,549

We prepaid the $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017, in December 2016.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate ("LIBOR") + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the "Commissioner"), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2016, was $533 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2016.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2016, we estimate the aggregate range of reasonably possible losses to be up to approximately $50 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16cv00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing cost of insurance provisions that are similar to those of Plaintiff's policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

Helen Hanks v. The Lincoln Life and Annuity Company of New York  and Voya Retirement Insurance and Annuity Company ("Voya"), filed in the U.S. District Court for the Southern District of New York, No. 16cv6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased cost of insurance rates on Plaintiff's policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff's policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Central District of California, No. 2:17-cv-00817, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now Lincoln).  Plaintiffs allege that Lincoln breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

Swenson, et al. v. The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Corporation, Voya Retirement Insurance and Annuity Company, and Voya Financial, Inc., pending in the U.S. District Court for the Eastern District of Washington, No. 2:17-cv-00048, is a putative class action filed on February 1, 2017.  Plaintiffs own universal life insurance policies originally issued by Aetna (now Voya).  Plaintiffs allege that Lincoln breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016.  Plaintiffs seek to represent multiple subclasses of policy owners and seek damages on their behalf.  We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017. In addition to consolidating a number of existing matters, the order also covers any future filed cases in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson Pilot (now Lincoln). Plaintiffs allege that LNL breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016. Plaintiffs seek to represent classes of policyowners and seek damages on their behalf. We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.  In 2016, we renegotiated this lease with a new term expiring in 2028.  During 2016, a lease commenced in Atlanta, Georgia at our RiverEdge Summit location and the lease shall expire in 2027.

Total rental expense on operating leases for the years ended December 31, 2016, 2015 and 2014, was $37 million, $35 million and $38 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2016, were as follows:

2017	$36
2018	34
2019	31
2020	25
2021	21
Thereafter	61
Total	$208

Capital Leases

In December 2016 and 2015, we entered into sale-leaseback transactions on $85 million and $47 million, respectively,  (net of amortization) of assets.  These transactions have been classified as capital leases on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets' remaining lives.  Total accumulated amortization related to these leased assets as of December 31, 2016 and 2015, was $92 million and $64 million, respectively.  Future minimum lease payments under capital leases (in millions) as of December 31, 2016, were as follows:

2017	$5
2018	5
2019	87
2020	50
2021	60
Thereafter	27
Total minimum lease payments	234
Less: Amount representing interest	20
Present value of minimum lease payments	$214

Vulnerability from Concentrations

As of December 31, 2016, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 21%, 18% and 20% of Annuities' variable annuity product deposits in 2016, 2015 and 2014, respectively, and represented approximately 41%, 42% and 44% of the segment's total variable annuity product account values as of December 31, 2016, 2015 and 2014, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM ("AFIS") funds.  For the Annuities segment, AFIS funds accounted for 23%, 20% and 22% of variable annuity product deposits in 2016, 2015 and 2014, respectively, and represented 47%, 48% and 50% of the segment's total variable annuity product account values as of December 31, 2016, 2015 and 2014, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(10) million and $(17) million as of December 31, 2016 and 2015, respectively.

15.  Shares and Stockholder's Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$934	$3,054	$1,453
Unrealized holding gains (losses) arising during the year	1,549	(4,386)	3,745
Change in foreign currency exchange rate adjustment	(100)	(45)	(47)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(460)	1,293	(1,252)
Income tax benefit (expense)	(351)	1,095	(857)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(155)	147	14
Associated amortization of DAC, VOBA, DSI and DFEL	(22)	(28)	(32)
Income tax benefit (expense)	62	(42)	6
Balance as of end-of-year	$1,687	$934	$3,054
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$19	$19	$(10)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(53)	(29)	(11)
Change in DAC, VOBA, DSI and DFEL	12	4	1
Income tax benefit (expense)	14	8	3
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	51	43	61
Change in DAC, VOBA, DSI and DFEL	(7)	(17)	(6)
Income tax benefit (expense)	(15)	(9)	(19)
Balance as of end-of-year	$22	$19	$19
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$157	$127	$5
Unrealized holding gains (losses) arising during the year	(175)	(185)	114
Change in foreign currency exchange rate adjustment	96	48	50
Change in DAC, VOBA, DSI and DFEL	2	3	2
Income tax benefit (expense)	27	46	(58)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	24	(184)	(22)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	2	1
Income tax benefit (expense)	(8)	64	7
Balance as of end-of-year	$93	$157	$127
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(19)	$(21)	$(18)
Adjustment arising during the year	(2)	3	(5)
Income tax benefit (expense)	1	(1)	2
Balance as of end-of-year	$(20)	$(19)	$(21)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(155)	$147	$14	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(22)	(28)	(32)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(177)	119	(18)	operations before taxes
Income tax benefit (expense)	62	(42)	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(115)	$77	$(12)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$3	$2	$61	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	(6)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	3	2	55	operations before taxes
Income tax benefit (expense)	-	-	(19)	Federal income tax expense (benefit)
Reclassification, net of income tax	$3	$2	$36	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$5	$(190)	$(22)	Net investment income
Interest rate contracts	1	-	-	Total realized gain (loss)
Foreign currency contracts	11	6	-	Net investment income
Foreign currency contracts	7	-	-	Total realized gain (loss)
Total gross reclassifications	24	(184)	(22)
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	2	1	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	22	(182)	(21)	operations before taxes
Income tax benefit (expense)	(8)	64	7	Federal income tax expense (benefit)
Reclassification, net of income tax	$14	$(118)	$(14)	Net income (loss)

16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Total realized gain (loss) related to certain investments (1)	$(241)	$(83)	$(13)
Realized gain (loss) on the mark-to-market on certain instruments (2)	(66)	123	(250)
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(1)	(78)	(35)
Associated amortization of DAC, VOBA, DSI and DFEL	(4)	14	6
Variable annuity net derivatives results: (4)
Gross gain (loss)	(166)	(161)	(150)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(34)	(36)
Realized gain (loss) on sale of subsidiaries/businesses (5)	-	(3)	(46)
Total realized gain (loss)	$(510)	$(222)	$(524)

(1)	See "Realized Gain (Loss) Related to Certain Investments" section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See "LFM" in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Commissions	$1,927	$2,082	$2,100
General and administrative expenses	1,623	1,683	1,582
Expenses associated with reserve financing and unrelated LOCs	40	32	31
DAC and VOBA deferrals and interest, net of amortization	(170)	(292)	(454)
Broker-dealer expenses	320	329	302
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	-	28	60
Taxes, licenses and fees	261	243	251
Total	$4,005	$4,109	$3,876

18.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and do not expect to be required to make any contributions to these pension plans in 2017.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $3 million during 2016, 2015 and 2014.  In 2017, we expect to make benefit payments of approximately $12 million for these plans.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2016	2015	2016	2015

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$117	$124	$7	$7
Projected benefit obligation	117	117	11	15
Funded status of plan	$-	$7	$(4)	$(8)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$2	$9	$-	$-
Other liabilities	(2)	(2)	(4)	(8)
Net amount recognized	$-	$7	$(4)	$(8)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.50%	4.50%	4.50%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Expected return on plan assets	5.50%	5.00%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2016, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans' assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2016	2015

Fixed maturity securities:
Corporate bonds	$21	$25
U.S. government bonds	93	94
Cash and invested cash	2	5
Other investments	8	7
Total	$124	$131

See "Fair Value Measurement" in Note 1 for discussion on how we categorize our pension plans' assets into the three-level fair value hierarchy.  See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurement of our pension plans' assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense for these plans was $9 million, $30 million and $1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $83 million, $79 million and $75 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.  Our expense for these plans was $22 million, $12 million and $21 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2016	2015
Total liabilities (1)	$440	$417
Investments dedicated to fund liabilities (2)	159	151

(1)Reported in other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

19.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs") and restricted stock units ("RSUs").  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Stock options	$9	$7	$9
Performance shares	10	11	12
SARs	3	-	2
RSUs	22	21	15
Total	$44	$39	$38

Recognized tax benefit	$15	$14	$13

20.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South

Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance

Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V and Lincoln Reinsurance Company of Vermont VI.

	As of December 31,
	2016	2015
U.S. capital and surplus	$8,017	$7,614

	For the Years Ended December 31,
	2016	2015	2014
U.S. net gain (loss) from operations, after-tax	$1,088	$583	$1,170
U.S. net income (loss)	982	786	1,401
U.S. dividends to LNC holding company	950	1,121	705

Comparison of 2016 to 2015

Statutory net income (loss) increased due primarily to changes in estimate on reserves for certain products and gains related to reinsurance transactions, partially offset by lower realized gains on investments.

Comparison of 2015 to 2014

Statutory net income (loss) decreased due primarily to the recapture in 2014 of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products in 2014 and a decrease in favorable tax items.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under a letter of credit ("LOC") and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2016 and 2015.  The permitted practice is related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 ("AG48").

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2016	2015
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$79	$109
Calculation of reserves using continuous CARVM	-	(1)
Conservative valuation rate on certain annuities	(49)	(43)
Vermont Subsidiaries Permitted Practice
Lesser of LOC and XXX additional reserve as surplus (1)	2,855	2,835

(1)The permitted practice is related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48.

During the third quarter of 2013, the New York State Department of Financial Services announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, which was effective as of December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY. Although LLANY discontinued the sale of these products in early 2013, the change affected those policies previously sold. We began phasing in the increase in reserves in 2013 at $90 million per year over five years. As of December 31, 2016, we had increased reserves by $360 million.

The NAIC has adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2016, the Company's RBC ratio was nearly five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL's subsidiary, LLANY, a New York domiciled insurance company, is bound by similar restrictions, under New York law, with the applicable statutory limitation on dividends equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $745 million in 2017 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

21.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2016		As of December 31, 2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$87,866	$87,866	$84,072	$84,072
VIEs' fixed maturity securities	200	200	598	598
Equity securities	275	275	237	237
Trading securities	1,624	1,624	1,762	1,762
Mortgage loans on real estate	9,761	9,719	8,513	8,762
Derivative investments (1)	900	900	1,486	1,486
Other investments	2,034	2,034	1,588	1,588
Cash and invested cash	2,057	2,057	2,400	2,400
Reinsurance related embedded derivatives	58	58	95	95
Other assets - reinsurance recoverable	371	371	952	952
Separate account assets	128,397	128,397	123,619	123,619

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(1,139)	(1,139)	(1,100)	(1,100)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(629)	(629)	(687)	(687)
Account values of certain investment contracts	(31,475)	(35,647)	(30,346)	(34,567)
Short-term debt	(280)	(280)	(90)	(90)
Long-term debt	(2,549)	(2,739)	(2,745)	(2,662)
VIEs' liabilities - derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	(738)	(738)	(271)	(271)
GLB reserves embedded derivatives (2)	(371)	(371)	(952)	(952)

Benefit Plans' Assets (3)	124	124	131	131

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2016 and 2015, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2016 or 2015, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2016
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$71,554	$4,809	$76,363
ABS	-	1,021	33	1,054
U.S. government bonds	366	11	-	377
Foreign government bonds	-	390	111	501
RMBS	-	3,394	3	3,397
CMBS	-	339	7	346
CLOs	-	676	68	744
State and municipal bonds	-	4,495	-	4,495
Hybrid and redeemable preferred securities	60	453	76	589
VIEs' fixed maturity securities	-	200	-	200
Equity AFS securities	17	81	177	275
Trading securities	102	1,457	65	1,624
Derivative investments (1)	-	1,148	599	1,747
Cash and invested cash	-	2,057	-	2,057
Reinsurance related embedded derivatives	-	58	-	58
Other assets - reinsurance recoverable	-	-	371	371
Separate account assets	813	127,584	-	128,397
Total assets	$1,358	$214,918	$6,319	$222,595

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,139)	$(1,139)
Other liabilities:
Derivative liabilities (1)	-	(893)	(692)	(1,585)
GLB reserves embedded derivatives	-	-	(371)	(371)
Total liabilities	$-	$(893)	$(2,202)	$(3,095)

Benefit Plans' Assets	$-	$124	$-	$124

	As of December 31, 2015
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$68,124	$4,273	$72,457
ABS	-	1,013	45	1,058
U.S. government bonds	369	16	-	385
Foreign government bonds	-	407	111	518
RMBS	-	3,553	1	3,554
CMBS	-	349	10	359
CLOs	-	37	551	588
State and municipal bonds	-	4,366	-	4,366
Hybrid and redeemable preferred securities	47	646	94	787
VIEs' fixed maturity securities	-	598	-	598
Equity AFS securities	8	65	164	237
Trading securities	160	1,529	73	1,762
Derivative investments (1)	-	1,190	853	2,043
Cash and invested cash	-	2,400	-	2,400
Reinsurance related embedded derivatives	-	95	-	95
Other assets - reinsurance recoverable	-	-	952	952
Separate account assets	1,053	122,566	-	123,619
Total assets	$1,697	$206,954	$7,127	$215,778

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,100)	$(1,100)
VIEs' liabilities - derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	-	(530)	(298)	(828)
GLB reserves embedded derivatives	-	-	(952)	(952)
Total liabilities	$-	$(530)	$(2,363)	$(2,893)

Benefit Plans' Assets	$-	$131	$-	$131

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,273	$4	$(29)	$159	$402	$4,809
ABS	45	-	(1)	14	(25)	33
U.S. government bonds	-	-	-	(2)	2	-
Foreign government bonds	111	-	-	-	-	111
RMBS	1	-	-	54	(52)	3
CMBS	10	2	(1)	27	(31)	7
CLOs	551	-	-	138	(621)	68
Hybrid and redeemable
preferred securities	94	-	(3)	(15)	-	76
Equity AFS securities	164	5	(4)	12	-	177
Trading securities	73	3	-	6	(17)	65
Derivative investments	555	(483)	(1)	(164)	-	(93)
Other assets - reinsurance recoverable (5)	952	(581)	-	-	-	371
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,100)	(120)	-	81	-	(1,139)
VIEs' liabilities - derivative instruments (6)	(4)	4	-	-	-	-
Other liabilities:
Credit default swaps (6)	(9)	(6)	-	15	-	-
GLB reserves embedded derivatives (5)	(952)	581	-	-	-	(371)
Total, net	$4,764	$(591)	$(39)	$325	$(342)	$4,117

	For the Year Ended December 31, 2015
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,052	$4	$(138)	$298	$57	$4,273
ABS	33	-	-	12	-	45
Foreign government bonds	110	-	1	-	-	111
RMBS	1	3	-	(3)	-	1
CMBS	15	1	8	(14)	-	10
CLOs	368	-	1	194	(12)	551
Hybrid and redeemable
preferred securities	55	-	(3)	-	42	94
Equity AFS securities	157	1	4	3	(1)	164
Trading securities	73	2	(2)	-	-	73
Derivative investments	989	(90)	(41)	(303)	-	555
Other assets - reinsurance recoverable (5)	174	778	-	-	-	952
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,170)	(57)	-	127	-	(1,100)
VIEs' liabilities - derivative instruments (6)	(13)	9	-	-	-	(4)
Other liabilities:
Credit default swaps (6)	(3)	(6)	-	-	-	(9)
GLB reserves embedded derivatives (5)	(174)	(778)	-	-	-	(952)
Total, net	$4,667	$(133)	$(170)	$314	$86	$4,764

	For the Year Ended December 31, 2014
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets: (5)
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-	-	174
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs' liabilities - derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (6)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 7).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$560	$(62)	$(23)	$(176)	$(140)	$159
ABS	15	-	-	(1)	-	14
U.S. government bonds	-	-	-	(2)	-	(2)
RMBS	54	-	-	-	-	54
CMBS	31	(1)	-	(3)	-	27
CLOs	140	-	-	(2)	-	138
Hybrid and redeemable
preferred securities	-	(15)	-	-	-	(15)
Equity AFS securities	18	(6)	-	-	-	12
Trading securities	7	-	-	(1)	-	6
Derivative investments	176	(169)	(171)	-	-	(164)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(70)	-	-	151	-	81
Other liabilities - credit default swaps	-	15	-	-	-	15
Total, net	$931	$(238)	$(194)	$(34)	$(140)	$325

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$537	$(38)	$(44)	$(117)	$(40)	$298
ABS	13	-	-	(1)	-	12
RMBS	-	(3)	-	-	-	(3)
CMBS	-	-	-	(13)	(1)	(14)
CLOs	217	-	-	(23)	-	194
Equity AFS securities	43	(40)	-	-	-	3
Trading securities	1	-	-	(1)	-	-
Derivative investments	179	(162)	(320)	-	-	(303)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(51)	-	-	178	-	127
Total, net	$939	$(243)	$(364)	$23	$(41)	$314

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable preferred
securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Derivative investments	$(432)	$(102)	$(15)
Embedded derivatives:
Indexed annuity and IUL contracts	(16)	(84)	(37)
Other assets - GLB reserves	1,122	(244)	(678)
Other liabilities - GLB reserves	(1,122)	244	678
VIEs' liabilities - derivative instruments	4	9	14
Credit default swaps	-	(6)	(1)
Total, net (1)	$(444)	$(183)	$(39)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$605	$(203)	$402
ABS	3	(28)	(25)
U.S. government bonds	9	(7)	2
RMBS	2	(54)	(52)
CMBS	-	(31)	(31)
CLOs	-	(621)	(621)
Trading securities	1	(18)	(17)
Total, net	$620	$(962)	$(342)

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$224	$(167)	$57
Foreign government bonds	4	(4)	-
CLOs	4	(16)	(12)
Hybrid and redeemable preferred securities	47	(5)	42
Equity AFS securities	-	(1)	(1)
Trading securities	4	(4)	-
Total, net	$283	$(197)	$86

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets - GLB reserves embedded derivatives	20	-	20
Other liabilities - GLB reserves embedded derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2016, 2015 and 2014, transfers in and out of Level 3 were attributable primarily to the securities' observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2016 and 2014, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.  For the year ended December 31, 2015, the transfers from Level 2 to Level 1 of the fair value hierarchy were $172 million for our financial instruments carried at fair value which was attributable to quoted market prices becoming available.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2016:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,780	Discounted cash flow	Liquidity/duration adjustment (1)	0.9%	-	20.4%
ABS	24	Discounted cash flow	Liquidity/duration adjustment (1)	3.5%	-	3.5%
Foreign government bonds	76	Discounted cash flow	Liquidity/duration adjustment (1)	1.8%	-	5.0%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS securities	26	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	5.1%
Other assets - reinsurance
recoverable	371	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits - indexed
annuity and IUL contracts
embedded derivatives	$(1,139)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities - GLB reserves
embedded derivatives	(371)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Reinsurance recoverable asset - An increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

•	Indexed annuity and IUL contracts embedded derivatives - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives - Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see "Summary of Significant Accounting Policies" above.

22.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders reflected within variable annuity net derivative results accounted for at fair value;
▪	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and

▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Operating revenues:
Annuities	$3,710	$3,815	$3,450
Retirement Plan Services	1,092	1,090	1,081
Life Insurance	5,798	5,484	5,343
Group Protection	2,129	2,356	2,445
Other Operations	301	335	406
Excluded realized gain (loss), pre-tax	(690)	(400)	(689)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,343	$12,683	$12,039

	For the Years Ended December 31,
	2016	2015	2014
Net Income (Loss)
Income (loss) from operations:
Annuities	$971	$1,032	$901
Retirement Plan Services	121	134	154
Life Insurance	464	296	373
Group Protection	65	42	23
Other Operations	-	(73)	(13)
Excluded realized gain (loss), after-tax	(450)	(260)	(446)
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	2	2	2
Net income (loss)	$1,173	$1,173	$994

	For the Years Ended December 31,
	2016	2015	2014
Net Investment Income
Annuities	$983	$977	$1,013
Retirement Plan Services	855	842	828
Life Insurance	2,403	2,390	2,376
Group Protection	176	183	180
Other Operations	214	219	251
Total net investment income	$4,631	$4,611	$4,648

	For the Years Ended December 31,
	2016	2015	2014
Amortization of DAC and VOBA, Net of Interest
Annuities	$310	$284	$346
Retirement Plan Services	27	29	37
Life Insurance	709	806	640
Group Protection	126	80	57
Total amortization of DAC and VOBA, net of interest	$1,172	$1,199	$1,080

	For the Years Ended December 31,
	2016	2015	2014
Federal Income Tax Expense (Benefit)
Annuities	$261	$281	$225
Retirement Plan Services	43	46	48
Life Insurance	210	118	167
Group Protection	35	23	12
Other Operations	(42)	(33)	10
Excluded realized gain (loss)	(241)	(141)	(243)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Total federal income tax expense (benefit)	$267	$295	$220

	As of December 31,
	2016	2015
Assets
Annuities	$132,956	$130,840
Retirement Plan Services	34,346	32,651
Life Insurance	75,868	70,695
Group Protection	4,007	4,182
Other Operations	14,874	14,320
Total assets	$262,051	$252,688

23.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Interest paid	$91	$106	$104
Income taxes paid (received)	121	125	172
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	-	-	(500)
Acquisition of note receivable from affiliate	42	54	712
Other assets received in our financing transaction	-	252	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	124	123	88
Carrying value of liability	(124)	(123)	(88)
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$-	$-	$15
Carrying value of liabilities	-	-	15
Total reinsurance ceded	$-	$-	$30

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2016	2015
Assets with affiliates:
Accrued inter-company interest receivable	$8	$4	Accrued investment income
Bonds	1,611	1,534	Fixed maturity AFS securities
Ceded reinsurance contracts	(191)	(226)	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	2,148	1,983	Reinsurance recoverables
Ceded reinsurance contracts	112	184	Reinsurance related embedded derivatives
Ceded reinsurance contracts	198	714	Other assets
Cash management agreement investment	164	98	Other assets
Service agreement receivable	27	42	Other assets
Ceded reinsurance contracts	9	9	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	26	2	Other liabilities
Assumed reinsurance contracts	31	34	Future contract benefits
Assumed reinsurance contracts	403	414	Other contract holder funds
Service agreement payable	34	34	Other liabilities
Ceded reinsurance contracts	(47)	(50)	Other contract holder funds
Ceded reinsurance contracts	2,851	3,841	Funds withheld reinsurance liabilities
Ceded reinsurance contracts
Ceded reinsurance contracts	84	81	Other liabilities
Inter-company short-term debt	280	90	Short-term debt
Inter-company long-term debt	2,549	2,495	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2016	2015	2014
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(389)	$(411)	$(574)	Insurance premiums
Net investment income on intercompany notes	38	31	12	Net investment income
Fees for management of general account	(117)	(109)	(105)	Net investment income
Net investment income on ceded funds withheld treaties	(69)	(62)	-	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(516)	664	1,265	Realized gain (loss)
Reinsurance related settlements	488	(881)	(1,573)	Realized gain (loss)
Other gains (losses)	(93)	157	(199)	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	(424)	(478)	255	Benefits
Ceded reinsurance contracts	(14)	(15)	-	Commissions and other
				expenses
Service agreement payments	76	42	76	Commissions and other
				expenses
Interest expense on inter-company debt	111	102	102	Interest and debt expense
Interest credited on assumed reinsurance contracts	61	59	15	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $320 million and $401 million as of December 31, 2016 and 2015, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25.  Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2017, the date the financial statements were available to be issued.  On March 28, 2017, LNL paid a cash dividend in the amount of $210 million to LNC.  Management identified no other items or events required for disclosure.

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Global Thematic Growth Portfolio Class A	$2,733,204	$1,737	$2,734,941	$—	$88	$2,734,853
AB VPS Growth and Income Portfolio Class A	8,950,865	—	8,950,865	—	330	8,950,535
AB VPS International Value Portfolio Class A	2,557,603	2,171	2,559,774	—	71	2,559,703
AB VPS Large Cap Growth Portfolio Class A	3,152,110	—	3,152,110	—	138	3,151,972
AB VPS Small/Mid Cap Value Portfolio Class A	20,608,411	96	20,608,507	—	695	20,607,812
American Century VP Balanced Fund Class I	2,021,811	—	2,021,811	—	56	2,021,755
American Century VP Inflation Protection Fund Class I	7,771,353	1,359	7,772,712	—	284	7,772,428
American Funds Global Growth Fund Class 2	24,769,144	7,886	24,777,030	—	769	24,776,261
American Funds Global Small Capitalization Fund Class 2	16,675,675	2,789	16,678,464	—	564	16,677,900
American Funds Growth Fund Class 2	89,524,348	19,711	89,544,059	—	3,294	89,540,765
American Funds Growth-Income Fund Class 2	103,864,570	153,481	104,018,051	—	3,626	104,014,425
American Funds International Fund Class 2	53,190,901	14,039	53,204,940	—	1,736	53,203,204
BlackRock Global Allocation V.I. Fund Class I	67,726,235	2,567	67,728,802	—	2,105	67,726,697
ClearBridge Variable Mid Cap Portfolio Class I	4,626,458	—	4,626,458	—	150	4,626,308
Delaware VIP Diversified Income Series Standard Class	25,760,317	8,256	25,768,573	—	867	25,767,706
Delaware VIP Emerging Markets Series Standard Class	29,650,458	6,025	29,656,483	—	954	29,655,529
Delaware VIP High Yield Series Standard Class	18,582,982	815	18,583,797	—	682	18,583,115
Delaware VIP Limited-Term Diversified Income Series Standard Class	20,596,816	3,147	20,599,963	—	679	20,599,284
Delaware VIP REIT Series Standard Class	24,532,905	1,700	24,534,605	—	848	24,533,757
Delaware VIP Small Cap Value Series Standard Class	35,303,639	1,585	35,305,224	—	1,323	35,303,901
Delaware VIP Smid Cap Growth Series Standard Class	30,942,034	1,324	30,943,358	—	1,167	30,942,191
Delaware VIP U.S. Growth Series Standard Class	7,355,992	4,541	7,360,533	—	218	7,360,315
Delaware VIP Value Series Standard Class	33,726,767	4,893	33,731,660	—	1,137	33,730,523
Deutsche Alternative Asset Allocation VIP Portfolio Class A	3,152,292	—	3,152,292	—	102	3,152,190
Deutsche Equity 500 Index VIP Portfolio Class A	52,881,514	44,239	52,925,753	—	2,190	52,923,563
Deutsche Small Cap Index VIP Portfolio Class A	7,875,362	—	7,875,362	437	315	7,874,610
Fidelity VIP Asset Manager Portfolio Initial Class	776,319	—	776,319	—	34	776,285
Fidelity VIP Contrafund Portfolio Service Class	67,305,051	3,801	67,308,852	—	2,331	67,306,521
Fidelity VIP Equity-Income Portfolio Initial Class	2,705,219	—	2,705,219	230	119	2,704,870
Fidelity VIP Equity-Income Portfolio Service Class	1,961,888	—	1,961,888	15	83	1,961,790
Fidelity VIP Growth Opportunities Portfolio Service Class	1,890,709	—	1,890,709	—	83	1,890,626
Fidelity VIP Growth Portfolio Service Class	21,709,481	3,149	21,712,630	—	784	21,711,846
Fidelity VIP High Income Portfolio Service Class	2,041,795	—	2,041,795	91	89	2,041,615
Fidelity VIP Investment Grade Bond Portfolio Initial Class	2,001,842	—	2,001,842	—	87	2,001,755
Fidelity VIP Mid Cap Portfolio Service Class	26,482,518	11,138	26,493,656	—	815	26,492,841
Fidelity VIP Overseas Portfolio Service Class	3,439,626	—	3,439,626	12	130	3,439,484
Franklin Income VIP Fund Class 1	20,996,794	7,392	21,004,186	—	623	21,003,563
Franklin Mutual Shares VIP Fund Class 1	10,556,886	—	10,556,886	—	235	10,556,651
Franklin Small-Mid Cap Growth VIP Fund Class 1	4,758,170	—	4,758,170	—	176	4,757,994
Invesco V.I. American Franchise Fund Series I	9,920,194	—	9,920,194	—	437	9,919,757

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Invesco V.I. Core Equity Fund Series I	$13,383,282	$662	$13,383,944	$—	$587	$13,383,357
Invesco V.I. Core Plus Bond Fund Series I	575,039	—	575,039	282	25	574,732
Invesco V.I. International Growth Fund Series I	14,517,811	—	14,517,811	—	517	14,517,294
Janus Aspen Balanced Portfolio Institutional Shares	10,131,530	—	10,131,530	155	444	10,130,931
Janus Aspen Balanced Portfolio Service Shares	2,525,154	—	2,525,154	—	108	2,525,046
Janus Aspen Enterprise Portfolio Service Shares	2,845,794	—	2,845,794	57	123	2,845,614
Janus Aspen Global Research Portfolio Institutional Shares	8,048,036	434	8,048,470	—	352	8,048,118
Janus Aspen Global Research Portfolio Service Shares	2,032,322	—	2,032,322	—	89	2,032,233
Janus Aspen Global Technology Portfolio Service Shares	5,263,815	—	5,263,815	—	232	5,263,583
JPMorgan Insurance Trust Global Allocation Portfolio Class 1	658,191	—	658,191	—	22	658,169
LVIP Baron Growth Opportunities Fund Standard Class	418,633	—	418,633	—	16	418,617
LVIP Baron Growth Opportunities Fund Service Class	13,467,525	1,205	13,468,730	—	464	13,468,266
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	25,628,879	—	25,628,879	—	844	25,628,035
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class	865,863	—	865,863	—	25	865,838
LVIP BlackRock Inflation Protected Bond Fund Standard Class	6,880,505	3,190	6,883,695	—	188	6,883,507
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class	831,615	—	831,615	—	31	831,584
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	4,234,739	—	4,234,739	—	149	4,234,590
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	4,308,479	—	4,308,479	—	139	4,308,340
LVIP Clarion Global Real Estate Fund Standard Class	10,152,978	1,302	10,154,280	—	303	10,153,977
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	75,077	—	75,077	—	2	75,075
LVIP Delaware Bond Fund Standard Class	59,384,401	8,618	59,393,019	—	2,093	59,390,926
LVIP Delaware Diversified Floating Rate Fund Standard Class	9,306,358	1,822	9,308,180	—	320	9,307,860
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	3,125,696	—	3,125,696	—	113	3,125,583
LVIP Delaware Social Awareness Fund Standard Class	3,660,769	2,139	3,662,908	—	125	3,662,783
LVIP Delaware Special Opportunities Fund Standard Class	6,055,793	—	6,055,793	—	195	6,055,598
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	3,907,152	—	3,907,152	—	125	3,907,027
LVIP Dimensional International Core Equity Fund Standard Class	5,562,183	—	5,562,183	—	147	5,562,036
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	2,380,160	—	2,380,160	—	69	2,380,091
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	4,209,298	—	4,209,298	—	71	4,209,227

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	$6,202,780	$—	$6,202,780	$—	$203	$6,202,577
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	19,892,485	10,553	19,903,038	—	550	19,902,488
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	4,179,803	—	4,179,803	—	134	4,179,669
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	8,164,924	—	8,164,924	—	273	8,164,651
LVIP Global Growth Allocation Managed Risk Fund Standard Class	39,956,676	38,400	39,995,076	—	1,183	39,993,893
LVIP Global Income Fund Standard Class	3,658,209	2,567	3,660,776	—	107	3,660,669
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	41,479,681	—	41,479,681	—	1,190	41,478,491
LVIP Government Money Market Fund Standard Class	72,622,152	—	72,622,152	118,634	2,489	72,501,029
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	379,605	—	379,605	—	14	379,591
LVIP JPMorgan High Yield Fund Standard Class	10,618,588	7,878	10,626,466	—	307	10,626,159
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	7,114,724	1,425	7,116,149	—	229	7,115,920
LVIP Managed Risk Profile 2010 Fund Standard Class	230,651	—	230,651	—	8	230,643
LVIP Managed Risk Profile 2020 Fund Standard Class	955,545	—	955,545	—	35	955,510
LVIP Managed Risk Profile 2030 Fund Standard Class	1,570,824	—	1,570,824	—	39	1,570,785
LVIP Managed Risk Profile 2040 Fund Standard Class	1,548,788	—	1,548,788	—	66	1,548,722
LVIP MFS International Growth Fund Standard Class	9,989,279	2,139	9,991,418	—	307	9,991,111
LVIP MFS Value Fund Standard Class	30,673,015	11,152	30,684,167	—	908	30,683,259
LVIP Mondrian International Value Fund Standard Class	14,062,679	—	14,062,679	54	452	14,062,173
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	416,779	—	416,779	—	15	416,764
LVIP SSGA Bond Index Fund Standard Class	12,431,902	10,089	12,441,991	—	407	12,441,584
LVIP SSGA Conservative Index Allocation Fund Standard Class	5,898,267	—	5,898,267	—	192	5,898,075
LVIP SSGA Conservative Structured Allocation Fund Standard Class	2,487,039	—	2,487,039	—	81	2,486,958
LVIP SSGA Developed International 150 Fund Standard Class	10,120,674	—	10,120,674	—	328	10,120,346
LVIP SSGA Emerging Markets 100 Fund Standard Class	11,977,362	—	11,977,362	—	380	11,976,982
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	7,128,189	—	7,128,189	—	204	7,127,985
LVIP SSGA International Index Fund Standard Class	29,893,552	—	29,893,552	—	950	29,892,602
LVIP SSGA International Managed Volatility Fund Standard Class	6,936,755	1,968	6,938,723	—	223	6,938,500
LVIP SSGA Large Cap 100 Fund Standard Class	11,926,774	—	11,926,774	—	383	11,926,391
LVIP SSGA Moderate Index Allocation Fund Standard Class	22,132,647	—	22,132,647	—	672	22,131,975

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP SSGA Moderate Structured Allocation Fund Standard Class	$19,976,169	$—	$19,976,169	$—	$600	$19,975,569
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	30,902,588	—	30,902,588	—	1,022	30,901,566
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	12,769,614	—	12,769,614	—	380	12,769,234
LVIP SSGA S&P 500 Index Fund Standard Class	189,590,459	9,300	189,599,759	—	6,206	189,593,553
LVIP SSGA Small-Cap Index Fund Standard Class	26,192,588	—	26,192,588	—	825	26,191,763
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	15,348,327	—	15,348,327	—	494	15,347,833
LVIP T. Rowe Price Growth Stock Fund Standard Class	21,261,672	—	21,261,672	—	667	21,261,005
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	9,397,005	3,792	9,400,797	—	323	9,400,474
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	1,670,071	—	1,670,071	—	61	1,670,010
LVIP Vanguard Domestic Equity ETF Fund Standard Class	27,305,076	—	27,305,076	—	864	27,304,212
LVIP Vanguard International Equity ETF Fund Standard Class	20,690,782	6,975	20,697,757	—	645	20,697,112
LVIP Wellington Capital Growth Fund Standard Class	3,495,368	—	3,495,368	—	70	3,495,298
LVIP Wellington Mid-Cap Value Fund Standard Class	5,457,698	—	5,457,698	—	164	5,457,534
M Capital Appreciation Fund	1,470,139	—	1,470,139	—	54	1,470,085
M International Equity Fund	1,686,216	—	1,686,216	—	63	1,686,153
M Large Cap Growth Fund	1,303,405	—	1,303,405	—	47	1,303,358
M Large Cap Value Fund	728,078	—	728,078	—	24	728,054
MFS VIT Growth Series Initial Class	15,988,553	4,358	15,992,911	—	592	15,992,319
MFS VIT Total Return Series Initial Class	19,335,823	—	19,335,823	32	734	19,335,057
MFS VIT Utilities Series Initial Class	18,655,025	2,100	18,657,125	—	703	18,656,422
MFS VIT II Core Equity Portfolio Initial Class	2,130,465	—	2,130,465	—	91	2,130,374
Neuberger Berman AMT Large Cap Value Portfolio I Class	1,910,022	—	1,910,022	—	84	1,909,938
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	15,243,801	99	15,243,900	—	643	15,243,257
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	3,891,361	134	3,891,495	—	154	3,891,341
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	7,832,267	2,299	7,834,566	—	233	7,834,333
Putnam VT Global Health Care Fund Class IB	1,991,671	—	1,991,671	—	87	1,991,584
Putnam VT Growth & Income Fund Class IB	1,451,789	—	1,451,789	—	64	1,451,725
Templeton Foreign VIP Fund Class 1	1,808,872	—	1,808,872	144	79	1,808,649
Templeton Foreign VIP Fund Class 2	3,251,738	—	3,251,738	56	142	3,251,540
Templeton Global Bond VIP Fund Class 1	12,462,259	—	12,462,259	—	386	12,461,873
Templeton Growth VIP Fund Class 1	3,652,538	—	3,652,538	145	140	3,652,253
Templeton Growth VIP Fund Class 2	1,403,157	—	1,403,157	—	61	1,403,096

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R

Statements of operations

Year Ended December 31, 2016

Subaccount	Dividends from investment income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio Class A	$—	$(15,521)	$(15,521)	$49,344
AB VPS Growth and Income Portfolio Class A	88,933	(60,030)	28,903	467,950
AB VPS International Value Portfolio Class A	34,540	(13,146)	21,394	(86,078)
AB VPS Large Cap Growth Portfolio Class A	—	(24,055)	(24,055)	132,480
AB VPS Small/Mid Cap Value Portfolio Class A	111,063	(110,006)	1,057	(42,055)
American Century VP Balanced Fund Class I	9,931	(2,347)	7,584	(63)
American Century VP Inflation Protection Fund Class I	168,371	(53,224)	115,147	(78,506)
American Funds Global Growth Fund Class 2	214,535	(126,354)	88,181	(30,183)
American Funds Global Small Capitalization Fund Class 2	41,312	(102,836)	(61,524)	(27,624)
American Funds Growth Fund Class 2	650,455	(537,021)	113,434	514,280
American Funds Growth-Income Fund Class 2	1,396,452	(538,538)	857,914	322,183
American Funds International Fund Class 2	716,298	(286,573)	429,725	(300,219)
BlackRock Global Allocation V.I. Fund Class I	865,199	(314,237)	550,962	(421,967)
ClearBridge Variable Mid Cap Portfolio Class I	33,887	(21,127)	12,760	(60,175)
Delaware VIP Diversified Income Series Standard Class	834,618	(155,784)	678,834	(83,512)
Delaware VIP Emerging Markets Series Standard Class	284,101	(160,252)	123,849	(327,040)
Delaware VIP High Yield Series Standard Class	1,303,672	(121,737)	1,181,935	(482,813)
Delaware VIP Limited-Term Diversified Income Series Standard Class	211,239	(70,062)	141,177	(5,108)
Delaware VIP REIT Series Standard Class	285,784	(149,068)	136,716	721,604
Delaware VIP Small Cap Value Series Standard Class	283,597	(202,994)	80,603	318,758
Delaware VIP Smid Cap Growth Series Standard Class	63,354	(196,623)	(133,269)	224,058
Delaware VIP U.S. Growth Series Standard Class	52,622	(44,758)	7,864	(314,716)
Delaware VIP Value Series Standard Class	590,013	(189,839)	400,174	1,028,656
Deutsche Alternative Asset Allocation VIP Portfolio Class A	60,315	(16,519)	43,796	(21,924)
Deutsche Equity 500 Index VIP Portfolio Class A	1,031,935	(384,004)	647,931	1,338,954
Deutsche Small Cap Index VIP Portfolio Class A	73,076	(50,130)	22,946	110,144
Fidelity VIP Asset Manager Portfolio Initial Class	11,499	(6,214)	5,285	695
Fidelity VIP Contrafund Portfolio Service Class	473,777	(395,273)	78,504	641,957
Fidelity VIP Equity-Income Portfolio Initial Class	57,385	(19,889)	37,496	(12,484)
Fidelity VIP Equity-Income Portfolio Service Class	40,818	(13,587)	27,231	(7,068)
Fidelity VIP Growth Opportunities Portfolio Service Class	4,403	(14,881)	(10,478)	60,239
Fidelity VIP Growth Portfolio Service Class	—	(132,137)	(132,137)	380,476
Fidelity VIP High Income Portfolio Service Class	103,825	(15,735)	88,090	(10,083)
Fidelity VIP Investment Grade Bond Portfolio Initial Class	48,461	(17,225)	31,236	2,007
Fidelity VIP Mid Cap Portfolio Service Class	106,978	(114,374)	(7,396)	(138,325)
Fidelity VIP Overseas Portfolio Service Class	47,873	(26,679)	21,194	11,511
Franklin Income VIP Fund Class 1	969,928	(103,912)	866,016	(141,834)
Franklin Mutual Shares VIP Fund Class 1	223,859	(39,828)	184,031	(34,531)
Franklin Small-Mid Cap Growth VIP Fund Class 1	—	(35,909)	(35,909)	(252,476)
Invesco V.I. American Franchise Fund Series I	—	(78,619)	(78,619)	311,859
Invesco V.I. Core Equity Fund Series I	100,521	(105,409)	(4,888)	256,566
Invesco V.I. Core Plus Bond Fund Series I	23,132	(4,467)	18,665	(5,061)
Invesco V.I. International Growth Fund Series I	195,509	(85,823)	109,686	269,491
Janus Aspen Balanced Portfolio Institutional Shares	229,063	(83,209)	145,854	116,433
Janus Aspen Balanced Portfolio Service Shares	47,312	(19,050)	28,262	20,813
Janus Aspen Enterprise Portfolio Service Shares	682	(21,450)	(20,768)	91,474
Janus Aspen Global Research Portfolio Institutional Shares	85,510	(62,969)	22,541	116,700
Janus Aspen Global Research Portfolio Service Shares	18,512	(15,459)	3,053	16,421
Janus Aspen Global Technology Portfolio Service Shares	4,686	(39,894)	(35,208)	150,403
JPMorgan Insurance Trust Global Allocation Portfolio Class 1	19,566	(2,337)	17,229	(286)
LVIP Baron Growth Opportunities Fund Standard Class	3,094	(2,989)	105	(2,507)
LVIP Baron Growth Opportunities Fund Service Class	66,947	(80,300)	(13,353)	173,525
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	465,316	(132,386)	332,930	54,754
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	285,448	(34,262)	251,186	(682,642)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class	10,035	(1,425)	8,610	(60)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	85,706	(28,446)	57,260	(30,531)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio Class A	$—	$49,344	$(55,914)	$(22,091)
AB VPS Growth and Income Portfolio Class A	531,233	999,183	(152,511)	875,575
AB VPS International Value Portfolio Class A	—	(86,078)	42,878	(21,806)
AB VPS Large Cap Growth Portfolio Class A	340,075	472,555	(391,133)	57,367
AB VPS Small/Mid Cap Value Portfolio Class A	1,043,491	1,001,436	3,084,800	4,087,293
American Century VP Balanced Fund Class I	—	(63)	9,520	17,041
American Century VP Inflation Protection Fund Class I	57,926	(20,580)	211,494	306,061
American Funds Global Growth Fund Class 2	1,824,063	1,793,880	(1,882,758)	(697)
American Funds Global Small Capitalization Fund Class 2	3,026,315	2,998,691	(2,648,826)	288,341
American Funds Growth Fund Class 2	7,034,200	7,548,480	(604,585)	7,057,329
American Funds Growth-Income Fund Class 2	9,035,659	9,357,842	(961,730)	9,254,026
American Funds International Fund Class 2	4,062,770	3,762,551	(2,615,911)	1,576,365
BlackRock Global Allocation V.I. Fund Class I	—	(421,967)	1,999,912	2,128,907
ClearBridge Variable Mid Cap Portfolio Class I	97,127	36,952	344,619	394,331
Delaware VIP Diversified Income Series Standard Class	—	(83,512)	111,885	707,207
Delaware VIP Emerging Markets Series Standard Class	565,196	238,156	3,036,909	3,398,914
Delaware VIP High Yield Series Standard Class	—	(482,813)	1,407,191	2,106,313
Delaware VIP Limited-Term Diversified Income Series Standard Class	—	(5,108)	(89,706)	46,363
Delaware VIP REIT Series Standard Class	1,369,841	2,091,445	(1,077,955)	1,150,206
Delaware VIP Small Cap Value Series Standard Class	2,613,261	2,932,019	5,331,940	8,344,562
Delaware VIP Smid Cap Growth Series Standard Class	3,508,934	3,732,992	(1,495,768)	2,103,955
Delaware VIP U.S. Growth Series Standard Class	2,274,807	1,960,091	(2,474,725)	(506,770)
Delaware VIP Value Series Standard Class	2,708,468	3,737,124	(93,383)	4,043,915
Deutsche Alternative Asset Allocation VIP Portfolio Class A	—	(21,924)	95,047	116,919
Deutsche Equity 500 Index VIP Portfolio Class A	3,848,761	5,187,715	(638,913)	5,196,733
Deutsche Small Cap Index VIP Portfolio Class A	507,364	617,508	668,736	1,309,190
Fidelity VIP Asset Manager Portfolio Initial Class	33,296	33,991	(22,452)	16,824
Fidelity VIP Contrafund Portfolio Service Class	4,785,070	5,427,027	(1,075,156)	4,430,375
Fidelity VIP Equity-Income Portfolio Initial Class	157,774	145,290	215,061	397,847
Fidelity VIP Equity-Income Portfolio Service Class	108,948	101,880	156,745	285,856
Fidelity VIP Growth Opportunities Portfolio Service Class	37,904	98,143	(97,677)	(10,012)
Fidelity VIP Growth Portfolio Service Class	1,807,508	2,187,984	(1,982,842)	73,005
Fidelity VIP High Income Portfolio Service Class	—	(10,083)	173,578	251,585
Fidelity VIP Investment Grade Bond Portfolio Initial Class	1,043	3,050	50,718	85,004
Fidelity VIP Mid Cap Portfolio Service Class	860,342	722,017	1,704,475	2,419,096
Fidelity VIP Overseas Portfolio Service Class	6,055	17,566	(284,045)	(245,285)
Franklin Income VIP Fund Class 1	—	(141,834)	1,805,455	2,529,637
Franklin Mutual Shares VIP Fund Class 1	809,356	774,825	517,360	1,476,216
Franklin Small-Mid Cap Growth VIP Fund Class 1	612,116	359,640	(107,549)	216,182
Invesco V.I. American Franchise Fund Series I	884,484	1,196,343	(996,007)	121,717
Invesco V.I. Core Equity Fund Series I	900,998	1,157,564	37,339	1,190,015
Invesco V.I. Core Plus Bond Fund Series I	—	(5,061)	18,098	31,702
Invesco V.I. International Growth Fund Series I	—	269,491	(487,191)	(108,014)
Janus Aspen Balanced Portfolio Institutional Shares	151,362	267,795	(41,989)	371,660
Janus Aspen Balanced Portfolio Service Shares	33,354	54,167	(6,971)	75,458
Janus Aspen Enterprise Portfolio Service Shares	218,530	310,004	(4,818)	284,418
Janus Aspen Global Research Portfolio Institutional Shares	—	116,700	(40,691)	98,550
Janus Aspen Global Research Portfolio Service Shares	—	16,421	2,318	21,792
Janus Aspen Global Technology Portfolio Service Shares	181,034	331,437	313,888	610,117
JPMorgan Insurance Trust Global Allocation Portfolio Class 1	7	(279)	10,923	27,873
LVIP Baron Growth Opportunities Fund Standard Class	28,417	25,910	(7,635)	18,380
LVIP Baron Growth Opportunities Fund Service Class	908,510	1,082,035	(395,846)	672,836
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	—	54,754	2,137,971	2,525,655
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	—	(682,642)	882,411	450,955
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class	—	(60)	(12,591)	(4,041)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	—	(30,531)	137,626	164,355

Lincoln Life Flexible Premium Variable Life Account R

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class	$6,991	$(1,624)	$5,367	$13
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	26	(14)	12	353
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	19,690	(26,904)	(7,214)	123,784
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	—	(23,959)	(23,959)	(4,316)
LVIP Clarion Global Real Estate Fund Standard Class	411,138	(45,578)	365,560	16,901
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	834	(258)	576	(12)
LVIP Delaware Bond Fund Standard Class	1,671,356	(375,001)	1,296,355	41,078
LVIP Delaware Diversified Floating Rate Fund Standard Class	—	(42,143)	(42,143)	(13,104)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	53,567	(20,297)	33,270	28,835
LVIP Delaware Social Awareness Fund Standard Class	55,951	(22,845)	33,106	11,831
LVIP Delaware Special Opportunities Fund Standard Class	95,066	(29,339)	65,727	(23,755)
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	89,702	(21,051)	68,651	(22,076)
LVIP Dimensional International Core Equity Fund Standard Class	112,069	(11,298)	100,771	5,625
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	37,757	(8,471)	29,286	(2,226)
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	49,377	(6,809)	42,568	33,740
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	74,928	(33,068)	41,860	60,722
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	333,383	(73,097)	260,286	8,246
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	63,475	(21,390)	42,085	(27,201)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	181,818	(45,589)	136,229	5,772
LVIP Global Growth Allocation Managed Risk Fund Standard Class	773,968	(209,449)	564,519	170,672
LVIP Global Income Fund Standard Class	—	(18,653)	(18,653)	(16,026)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	761,065	(206,615)	554,450	109,593
LVIP Government Money Market Fund Standard Class	18,570	(381,334)	(362,764)	—
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	4,078	(2,087)	1,991	679
LVIP JPMorgan High Yield Fund Standard Class	536,282	(43,811)	492,471	(115,344)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	50,977	(37,687)	13,290	4,500
LVIP Managed Risk Profile 2010 Fund Standard Class	4,503	(1,722)	2,781	11,650
LVIP Managed Risk Profile 2020 Fund Standard Class	19,284	(6,651)	12,633	11,159
LVIP Managed Risk Profile 2030 Fund Standard Class	30,905	(7,874)	23,031	95,852
LVIP Managed Risk Profile 2040 Fund Standard Class	29,057	(11,544)	17,513	11,021
LVIP MFS International Growth Fund Standard Class	152,627	(47,371)	105,256	26,560
LVIP MFS Value Fund Standard Class	575,824	(130,426)	445,398	228,108
LVIP Mondrian International Value Fund Standard Class	417,004	(78,299)	338,705	(194,241)
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	6,380	(2,302)	4,078	(1,167)
LVIP SSGA Bond Index Fund Standard Class	275,817	(61,449)	214,368	3,205
LVIP SSGA Conservative Index Allocation Fund Standard Class	124,777	(30,976)	93,801	7,921
LVIP SSGA Conservative Structured Allocation Fund Standard Class	55,996	(14,726)	41,270	(3,425)
LVIP SSGA Developed International 150 Fund Standard Class	334,532	(40,470)	294,062	(291,718)
LVIP SSGA Emerging Markets 100 Fund Standard Class	308,047	(53,411)	254,636	(231,884)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	139,024	(37,687)	101,337	(114,840)
LVIP SSGA International Index Fund Standard Class	861,002	(131,903)	729,099	(78,923)
LVIP SSGA International Managed Volatility Fund Standard Class	69,053	(2,424)	66,629	(51)
LVIP SSGA Large Cap 100 Fund Standard Class	250,525	(46,761)	203,764	(164,394)
LVIP SSGA Moderate Index Allocation Fund Standard Class	449,993	(98,710)	351,283	29,994
LVIP SSGA Moderate Structured Allocation Fund Standard Class	454,538	(92,109)	362,429	(25,951)
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	643,617	(159,205)	484,412	(22,468)
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	297,022	(57,668)	239,354	(11,869)
LVIP SSGA S&P 500 Index Fund Standard Class	3,525,688	(806,216)	2,719,472	596,751
LVIP SSGA Small-Cap Index Fund Standard Class	324,863	(99,310)	225,553	81,814
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	293,889	(55,699)	238,190	(74,218)
LVIP T. Rowe Price Growth Stock Fund Standard Class	20,889	(95,721)	(74,832)	230,779
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	27,051	(50,920)	(23,869)	94,984
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	21,274	(4,700)	16,574	2,197
LVIP Vanguard Domestic Equity ETF Fund Standard Class	432,759	(121,353)	311,406	79,275
LVIP Vanguard International Equity ETF Fund Standard Class	476,456	(94,470)	381,986	(36,847)
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	1	(2,769)	(2,768)	15,072
LVIP Wellington Capital Growth Fund Standard Class	—	(11,656)	(11,656)	(17,466)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class	$—	$13	$10,141	$15,521
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	65	418	—	430
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	—	123,784	(190,893)	(74,323)
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	111,516	107,200	(7,363)	75,878
LVIP Clarion Global Real Estate Fund Standard Class	—	16,901	(461,017)	(78,556)
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	1,738	1,726	502	2,804
LVIP Delaware Bond Fund Standard Class	675,361	716,439	(1,005,621)	1,007,173
LVIP Delaware Diversified Floating Rate Fund Standard Class	—	(13,104)	169,053	113,806
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	265,889	294,724	(175,889)	152,105
LVIP Delaware Social Awareness Fund Standard Class	460,353	472,184	(302,722)	202,568
LVIP Delaware Special Opportunities Fund Standard Class	757,324	733,569	192,555	991,851
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	59,110	37,034	(23,782)	81,903
LVIP Dimensional International Core Equity Fund Standard Class	—	5,625	43,863	150,259
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	595,491	593,265	(414,677)	207,874
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	—	33,740	413,815	490,123
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	476,772	537,494	14,372	593,726
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	—	8,246	(238,718)	29,814
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	—	(27,201)	78,428	93,312
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	119,741	125,513	63,439	325,181
LVIP Global Growth Allocation Managed Risk Fund Standard Class	—	170,672	908,536	1,643,727
LVIP Global Income Fund Standard Class	15,693	(333)	10,418	(8,568)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	453,062	562,655	406,151	1,523,256
LVIP Government Money Market Fund Standard Class	—	—	—	(362,764)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	5,220	5,899	24,292	32,182
LVIP JPMorgan High Yield Fund Standard Class	—	(115,344)	618,776	995,903
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	—	4,500	584,222	602,012
LVIP Managed Risk Profile 2010 Fund Standard Class	9,156	20,806	(13,037)	10,550
LVIP Managed Risk Profile 2020 Fund Standard Class	23,124	34,283	(10,291)	36,625
LVIP Managed Risk Profile 2030 Fund Standard Class	36,625	132,477	(108,708)	46,800
LVIP Managed Risk Profile 2040 Fund Standard Class	29,156	40,177	(11,288)	46,402
LVIP MFS International Growth Fund Standard Class	—	26,560	(30,266)	101,550
LVIP MFS Value Fund Standard Class	1,183,207	1,411,315	1,272,152	3,128,865
LVIP Mondrian International Value Fund Standard Class	461,200	266,959	(191,254)	414,410
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	—	(1,167)	14,864	17,775
LVIP SSGA Bond Index Fund Standard Class	—	3,205	(161,991)	55,582
LVIP SSGA Conservative Index Allocation Fund Standard Class	41,178	49,099	87,340	230,240
LVIP SSGA Conservative Structured Allocation Fund Standard Class	58,953	55,528	51,355	148,153
LVIP SSGA Developed International 150 Fund Standard Class	174,250	(117,468)	547,758	724,352
LVIP SSGA Emerging Markets 100 Fund Standard Class	—	(231,884)	1,319,642	1,342,394
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	—	(114,840)	364,473	350,970
LVIP SSGA International Index Fund Standard Class	—	(78,923)	(275,419)	374,757
LVIP SSGA International Managed Volatility Fund Standard Class	—	(51)	(93,640)	(27,062)
LVIP SSGA Large Cap 100 Fund Standard Class	897,134	732,740	635,692	1,572,196
LVIP SSGA Moderate Index Allocation Fund Standard Class	221,513	251,507	454,777	1,057,567
LVIP SSGA Moderate Structured Allocation Fund Standard Class	514,392	488,441	565,323	1,416,193
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	380,365	357,897	1,013,236	1,855,545
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	367,264	355,395	485,844	1,080,593
LVIP SSGA S&P 500 Index Fund Standard Class	2,118,155	2,714,906	11,092,647	16,527,025
LVIP SSGA Small-Cap Index Fund Standard Class	428,370	510,184	3,230,077	3,965,814
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	583,894	509,676	2,080,402	2,828,268
LVIP T. Rowe Price Growth Stock Fund Standard Class	274,409	505,188	(2,976)	427,380
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	425,993	520,977	89,957	587,065
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	—	2,197	19,708	38,479
LVIP Vanguard Domestic Equity ETF Fund Standard Class	78,378	157,653	1,990,720	2,459,779
LVIP Vanguard International Equity ETF Fund Standard Class	—	(36,847)	253,130	598,269
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	20,753	35,825	21,113	54,170
LVIP Wellington Capital Growth Fund Standard Class	284,288	266,822	(257,551)	(2,385)

Lincoln Life Flexible Premium Variable Life Account R

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from investment income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Wellington Mid-Cap Value Fund Standard Class	$24,764	$(25,018)	$(254)	$91,129
M Capital Appreciation Fund	—	(8,959)	(8,959)	8,904
M International Equity Fund	20,029	(12,206)	7,823	(74,228)
M Large Cap Growth Fund	—	(8,409)	(8,409)	7,682
M Large Cap Value Fund	13,011	(4,366)	8,645	12,264
MFS VIT Growth Series Initial Class	6,648	(97,856)	(91,208)	393,156
MFS VIT Total Return Series Initial Class	536,215	(130,487)	405,728	221,557
MFS VIT Utilities Series Initial Class	685,616	(123,556)	562,060	(537)
MFS VIT II Core Equity Portfolio Initial Class	14,986	(12,657)	2,329	(12,938)
Neuberger Berman AMT Large Cap Value Portfolio I Class	13,665	(13,688)	(23)	19,095
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	—	(119,226)	(119,226)	126,679
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	24,377	(26,635)	(2,258)	63,023
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	78,798	(37,176)	41,622	(494,657)
Putnam VT Global Health Care Fund Class IB	—	(18,411)	(18,411)	(4,842)
Putnam VT Growth & Income Fund Class IB	21,503	(10,404)	11,099	21,031
Templeton Foreign VIP Fund Class 1	37,636	(13,697)	23,939	(27,848)
Templeton Foreign VIP Fund Class 2	61,340	(25,349)	35,991	(35,874)
Templeton Global Bond VIP Fund Class 1	—	(67,120)	(67,120)	(300,451)
Templeton Growth VIP Fund Class 1	79,742	(24,636)	55,106	24,532
Templeton Growth VIP Fund Class 2	26,793	(10,269)	16,524	7,518

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Wellington Mid-Cap Value Fund Standard Class	$14,731	$105,860	$468,049	$573,655
M Capital Appreciation Fund	56,282	65,186	199,122	255,349
M International Equity Fund	—	(74,228)	51,431	(14,974)
M Large Cap Growth Fund	73,628	81,310	(113,244)	(40,343)
M Large Cap Value Fund	—	12,264	44,815	65,724
MFS VIT Growth Series Initial Class	906,876	1,300,032	(908,753)	300,071
MFS VIT Total Return Series Initial Class	602,842	824,399	232,571	1,462,698
MFS VIT Utilities Series Initial Class	404,518	403,981	826,294	1,792,335
MFS VIT II Core Equity Portfolio Initial Class	160,858	147,920	27,554	177,803
Neuberger Berman AMT Large Cap Value Portfolio I Class	149,798	168,893	242,423	411,293
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	710,900	837,579	(173,020)	545,333
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	277,136	340,159	198,516	536,417
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	—	(494,657)	1,403,556	950,521
Putnam VT Global Health Care Fund Class IB	292,361	287,519	(613,063)	(343,955)
Putnam VT Growth & Income Fund Class IB	37,974	59,005	104,564	174,668
Templeton Foreign VIP Fund Class 1	29,506	1,658	82,214	107,811
Templeton Foreign VIP Fund Class 2	54,941	19,067	144,111	199,169
Templeton Global Bond VIP Fund Class 1	9,754	(290,697)	700,368	342,551
Templeton Growth VIP Fund Class 1	133,014	157,546	99,144	311,796
Templeton Growth VIP Fund Class 2	51,531	59,049	38,307	113,880

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets

Years Ended December 31, 2015 and 2016

	AB VPS Global Thematic Growth Portfolio Class A Subaccount	AB VPS Growth and Income Portfolio Class A Subaccount	AB VPS International Value Portfolio Class A Subaccount	AB VPS Large Cap Growth Portfolio Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio Class A Subaccount	American Century VP Balanced Fund Class I Subaccount	American Century VP Inflation Protection Fund Class I Subaccount
NET ASSETS AT JANUARY 1, 2015	$1,186,560	$9,994,336	$2,607,803	$2,337,247	$16,094,871	$—	$8,309,976
Changes From Operations:
• Net investment income (loss)	(9,411)	62,841	54,030	(20,311)	26,882	—	134,565
• Net realized gain (loss) on investments	32,013	486,483	(12,691)	312,545	2,856,596	—	(63,224)
• Net change in unrealized appreciation or depreciation on investments	(11,115)	(457,895)	22,668	(57,835)	(3,933,421)	—	(308,165)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,487	91,429	64,007	234,399	(1,049,943)	—	(236,824)
Changes From Unit Transactions:
• Contract purchases	870,293	256,098	120,487	40,825	1,030,047	—	289,522
• Contract withdrawals	(138,846)	(427,519)	(168,954)	(81,285)	(989,492)	—	(338,932)
• Contract transfers	693,709	(1,175,109)	30,198	653,059	1,129,112	—	(265,446)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,425,156	(1,346,530)	(18,269)	612,599	1,169,667	—	(314,856)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,436,643	(1,255,101)	45,738	846,998	119,724	—	(551,680)
NET ASSETS AT DECEMBER 31, 2015	2,623,203	8,739,235	2,653,541	3,184,245	16,214,595	—	7,758,296
Changes From Operations:
• Net investment income (loss)	(15,521)	28,903	21,394	(24,055)	1,057	7,584	115,147
• Net realized gain (loss) on investments	49,344	999,183	(86,078)	472,555	1,001,436	(63)	(20,580)
• Net change in unrealized appreciation or depreciation on investments	(55,914)	(152,511)	42,878	(391,133)	3,084,800	9,520	211,494
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,091)	875,575	(21,806)	57,367	4,087,293	17,041	306,061
Changes From Unit Transactions:
• Contract purchases	158,350	205,009	140,662	71,082	1,167,789	637,667	423,883
• Contract withdrawals	(112,193)	(595,695)	(165,650)	(151,827)	(895,460)	(88,279)	(517,148)
• Contract transfers	87,584	(273,589)	(47,044)	(8,895)	33,595	1,455,326	(198,664)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	133,741	(664,275)	(72,032)	(89,640)	305,924	2,004,714	(291,929)
TOTAL INCREASE (DECREASE) IN NET ASSETS	111,650	211,300	(93,838)	(32,273)	4,393,217	2,021,755	14,132
NET ASSETS AT DECEMBER 31, 2016	$2,734,853	$8,950,535	$2,559,703	$3,151,972	$20,607,812	$2,021,755	$7,772,428

See accompanying notes.

	American Funds Global Growth Fund Class 2 Subaccount	American Funds Global Small Capitalization Fund Class 2 Subaccount	American Funds Growth Fund Class 2 Subaccount	American Funds Growth- Income Fund Class 2 Subaccount	American Funds International Fund Class 2 Subaccount	BlackRock Global Allocation V.I. Fund Class I Subaccount
NET ASSETS AT JANUARY 1, 2015	$17,663,954	$14,693,317	$71,225,411	$63,950,973	$37,174,035	$38,820,685
Changes From Operations:
• Net investment income (loss)	93,982	(107,380)	(66,991)	494,777	422,907	279,575
• Net realized gain (loss) on investments	2,254,055	1,604,685	16,964,406	10,913,501	2,669,150	2,206,006
• Net change in unrealized appreciation or depreciation on investments	(1,256,980)	(1,679,619)	(12,603,635)	(11,002,631)	(5,453,124)	(3,218,013)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,091,057	(182,314)	4,293,780	405,647	(2,361,067)	(732,432)
Changes From Unit Transactions:
• Contract purchases	2,216,000	1,586,431	4,894,113	5,953,425	3,016,833	5,304,195
• Contract withdrawals	(995,942)	(872,039)	(3,478,255)	(3,292,519)	(1,557,847)	(2,049,614)
• Contract transfers	1,430,497	1,313,144	(2,182,886)	5,707,769	7,375,659	3,278,714
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,650,555	2,027,536	(767,028)	8,368,675	8,834,645	6,533,295
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,741,612	1,845,222	3,526,752	8,774,322	6,473,578	5,800,863
NET ASSETS AT DECEMBER 31, 2015	21,405,566	16,538,539	74,752,163	72,725,295	43,647,613	44,621,548
Changes From Operations:
• Net investment income (loss)	88,181	(61,524)	113,434	857,914	429,725	550,962
• Net realized gain (loss) on investments	1,793,880	2,998,691	7,548,480	9,357,842	3,762,551	(421,967)
• Net change in unrealized appreciation or depreciation on investments	(1,882,758)	(2,648,826)	(604,585)	(961,730)	(2,615,911)	1,999,912
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(697)	288,341	7,057,329	9,254,026	1,576,365	2,128,907
Changes From Unit Transactions:
• Contract purchases	3,925,919	1,887,383	8,717,149	9,644,187	4,420,084	8,081,748
• Contract withdrawals	(1,262,238)	(859,247)	(4,128,259)	(4,275,848)	(2,066,209)	(2,999,731)
• Contract transfers	707,711	(1,177,116)	3,142,383	16,666,765	5,625,351	15,894,225
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,371,392	(148,980)	7,731,273	22,035,104	7,979,226	20,976,242
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,370,695	139,361	14,788,602	31,289,130	9,555,591	23,105,149
NET ASSETS AT DECEMBER 31, 2016	$24,776,261	$16,677,900	$89,540,765	$104,014,425	$53,203,204	$67,726,697

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	ClearBridge Variable Mid Cap Portfolio Class I Subaccount	Delaware VIP Diversified Income Series Standard Class Subaccount	Delaware VIP Emerging Markets Series Standard Class Subaccount	Delaware VIP High Yield Series Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Series Standard Class Subaccount	Delaware VIP REIT Series Standard Class Subaccount	Delaware VIP Small Cap Value Series Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$364,780	$24,239,380	$23,270,668	$17,943,238	$7,185,007	$20,347,799	$27,689,873
Changes From Operations:
• Net investment income (loss)	(7,320)	609,299	55,112	1,059,514	88,353	115,635	(2,417)
• Net realized gain (loss) on investments	151,189	254,606	288,519	(8,976)	(5,957)	553,679	3,421,224
• Net change in unrealized appreciation or depreciation on investments	(185,922)	(1,320,424)	(4,264,431)	(2,314,838)	(66,003)	(84,715)	(5,375,132)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(42,053)	(456,519)	(3,920,800)	(1,264,300)	16,393	584,599	(1,956,325)
Changes From Unit Transactions:
• Contract purchases	647,565	2,080,405	2,054,598	1,463,488	1,139,343	1,196,269	1,313,697
• Contract withdrawals	(119,632)	(1,320,972)	(1,317,260)	(983,822)	(440,522)	(1,052,899)	(1,579,260)
• Contract transfers	1,936,676	1,150,474	3,690,440	(638,032)	439,639	1,590,484	773,523
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,464,609	1,909,907	4,427,778	(158,366)	1,138,460	1,733,854	507,960
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,422,556	1,453,388	506,978	(1,422,666)	1,154,853	2,318,453	(1,448,365)
NET ASSETS AT DECEMBER 31, 2015	2,787,336	25,692,768	23,777,646	16,520,572	8,339,860	22,666,252	26,241,508
Changes From Operations:
• Net investment income (loss)	12,760	678,834	123,849	1,181,935	141,177	136,716	80,603
• Net realized gain (loss) on investments	36,952	(83,512)	238,156	(482,813)	(5,108)	2,091,445	2,932,019
• Net change in unrealized appreciation or depreciation on investments	344,619	111,885	3,036,909	1,407,191	(89,706)	(1,077,955)	5,331,940
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	394,331	707,207	3,398,914	2,106,313	46,363	1,150,206	8,344,562
Changes From Unit Transactions:
• Contract purchases	692,370	1,994,901	3,000,818	1,627,799	873,518	2,120,463	2,001,916
• Contract withdrawals	(251,229)	(1,940,547)	(1,408,725)	(970,879)	(406,471)	(1,267,319)	(1,804,275)
• Contract transfers	1,003,500	(686,623)	886,876	(700,690)	11,746,014	(135,845)	520,190
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,444,641	(632,269)	2,478,969	(43,770)	12,213,061	717,299	717,831
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,838,972	74,938	5,877,883	2,062,543	12,259,424	1,867,505	9,062,393
NET ASSETS AT DECEMBER 31, 2016	$4,626,308	$25,767,706	$29,655,529	$18,583,115	$20,599,284	$24,533,757	$35,303,901

See accompanying notes.

	Delaware VIP Smid Cap Growth Series Standard Class Subaccount	Delaware VIP U.S. Growth Series Standard Class Subaccount	Delaware VIP Value Series Standard Class Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio Class A Subaccount	Deutsche Equity 500 Index VIP Portfolio Class A Subaccount	Deutsche Small Cap Index VIP Portfolio Class A Subaccount
NET ASSETS AT JANUARY 1, 2015	$23,305,463	$7,077,556	$24,257,733	$2,060,359	$52,717,863	$7,513,684
Changes From Operations:
• Net investment income (loss)	(89,015)	127	260,168	53,308	451,815	22,999
• Net realized gain (loss) on investments	2,558,596	941,632	616,715	3,652	3,951,524	750,268
• Net change in unrealized appreciation or depreciation on investments	(886,701)	(563,481)	(1,201,025)	(234,951)	(4,207,643)	(1,139,472)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,582,880	378,278	(324,142)	(177,991)	195,696	(366,205)
Changes From Unit Transactions:
• Contract purchases	1,334,170	708,030	1,451,957	387,117	1,192,045	151,716
• Contract withdrawals	(1,130,945)	(357,059)	(961,828)	(126,643)	(3,513,429)	(347,941)
• Contract transfers	2,113,554	1,482,267	3,855,668	452,033	(20,373)	(262,956)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,316,779	1,833,238	4,345,797	712,507	(2,341,757)	(459,181)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,899,659	2,211,516	4,021,655	534,516	(2,146,061)	(825,386)
NET ASSETS AT DECEMBER 31, 2015	27,205,122	9,289,072	28,279,388	2,594,875	50,571,802	6,688,298
Changes From Operations:
• Net investment income (loss)	(133,269)	7,864	400,174	43,796	647,931	22,946
• Net realized gain (loss) on investments	3,732,992	1,960,091	3,737,124	(21,924)	5,187,715	617,508
• Net change in unrealized appreciation or depreciation on investments	(1,495,768)	(2,474,725)	(93,383)	95,047	(638,913)	668,736
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,103,955	(506,770)	4,043,915	116,919	5,196,733	1,309,190
Changes From Unit Transactions:
• Contract purchases	2,511,783	621,007	3,270,547	331,734	1,190,057	136,911
• Contract withdrawals	(1,239,263)	(373,367)	(1,534,249)	(142,134)	(2,637,595)	(240,967)
• Contract transfers	360,594	(1,669,627)	(329,078)	250,796	(1,397,434)	(18,822)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,633,114	(1,421,987)	1,407,220	440,396	(2,844,972)	(122,878)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,737,069	(1,928,757)	5,451,135	557,315	2,351,761	1,186,312
NET ASSETS AT DECEMBER 31, 2016	$30,942,191	$7,360,315	$33,730,523	$3,152,190	$52,923,563	$7,874,610

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Fidelity VIP Asset Manager Portfolio Initial Class Subaccount	Fidelity VIP Contrafund Portfolio Service Class Subaccount	Fidelity VIP Equity- Income Portfolio Initial Class Subaccount	Fidelity VIP Equity- Income Portfolio Service Class Subaccount	Fidelity VIP Growth Opportunities Portfolio Service Class Subaccount	Fidelity VIP Growth Portfolio Service Class Subaccount	Fidelity VIP High Income Portfolio Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$966,387	$56,622,162	$2,708,689	$1,922,110	$2,020,873	$15,697,868	$2,169,972
Changes From Operations:
• Net investment income (loss)	7,227	184,922	61,667	39,341	(14,907)	(94,232)	106,367
• Net realized gain (loss) on investments	77,480	6,452,072	244,939	180,079	316,046	1,008,138	(8,936)
• Net change in unrealized appreciation or depreciation on investments	(91,206)	(6,751,816)	(430,958)	(303,081)	(213,579)	82,817	(180,504)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,499)	(114,822)	(124,352)	(83,661)	87,560	996,723	(83,073)
Changes From Unit Transactions:
• Contract purchases	35,238	3,795,936	83,533	39,432	101,753	1,370,009	52,653
• Contract withdrawals	(96,372)	(3,033,543)	(202,105)	(63,319)	(212,908)	(723,960)	(182,056)
• Contract transfers	(95,221)	3,530,050	(32,925)	(174,283)	(62,438)	2,168,561	(193,814)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(156,355)	4,292,443	(151,497)	(198,170)	(173,593)	2,814,610	(323,217)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(162,854)	4,177,621	(275,849)	(281,831)	(86,033)	3,811,333	(406,290)
NET ASSETS AT DECEMBER 31, 2015	803,533	60,799,783	2,432,840	1,640,279	1,934,840	19,509,201	1,763,682
Changes From Operations:
• Net investment income (loss)	5,285	78,504	37,496	27,231	(10,478)	(132,137)	88,090
• Net realized gain (loss) on investments	33,991	5,427,027	145,290	101,880	98,143	2,187,984	(10,083)
• Net change in unrealized appreciation or depreciation on investments	(22,452)	(1,075,156)	215,061	156,745	(97,677)	(1,982,842)	173,578
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,824	4,430,375	397,847	285,856	(10,012)	73,005	251,585
Changes From Unit Transactions:
• Contract purchases	21,639	4,702,266	81,266	36,517	101,129	2,507,134	54,591
• Contract withdrawals	(72,177)	(3,449,909)	(226,469)	(67,025)	(137,904)	(1,643,132)	(100,226)
• Contract transfers	6,466	824,006	19,386	66,163	2,573	1,265,638	71,983
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(44,072)	2,076,363	(125,817)	35,655	(34,202)	2,129,640	26,348
TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,248)	6,506,738	272,030	321,511	(44,214)	2,202,645	277,933
NET ASSETS AT DECEMBER 31, 2016	$776,285	$67,306,521	$2,704,870	$1,961,790	$1,890,626	$21,711,846	$2,041,615

See accompanying notes.

	Fidelity VIP Investment Grade Bond Portfolio Initial Class Subaccount	Fidelity VIP Mid Cap Portfolio Service Class Subaccount	Fidelity VIP Overseas Portfolio Service Class Subaccount	Franklin Income VIP Fund Class 1 Subaccount	Franklin Mutual Shares VIP Fund Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$2,419,890	$11,698,744	$4,884,395	$13,690,646	$7,547,939	$6,144,345
Changes From Operations:
• Net investment income (loss)	41,798	(15,552)	27,973	730,019	264,969	(43,862)
• Net realized gain (loss) on investments	248	1,504,236	29,276	(34,070)	760,708	1,432,764
• Net change in unrealized appreciation or depreciation on investments	(74,656)	(1,786,128)	80,082	(2,068,941)	(1,558,463)	(1,578,849)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(32,610)	(297,444)	137,331	(1,372,992)	(532,786)	(189,947)
Changes From Unit Transactions:
• Contract purchases	127,367	2,220,141	173,192	2,194,313	680,260	153,850
• Contract withdrawals	(241,163)	(918,852)	(161,377)	(830,278)	(396,213)	(171,597)
• Contract transfers	(58,152)	1,183,938	(449,527)	4,043,651	1,954,089	(190,355)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(171,948)	2,485,227	(437,712)	5,407,686	2,238,136	(208,102)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(204,558)	2,187,783	(300,381)	4,034,694	1,705,350	(398,049)
NET ASSETS AT DECEMBER 31, 2015	2,215,332	13,886,527	4,584,014	17,725,340	9,253,289	5,746,296
Changes From Operations:
• Net investment income (loss)	31,236	(7,396)	21,194	866,016	184,031	(35,909)
• Net realized gain (loss) on investments	3,050	722,017	17,566	(141,834)	774,825	359,640
• Net change in unrealized appreciation or depreciation on investments	50,718	1,704,475	(284,045)	1,805,455	517,360	(107,549)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	85,004	2,419,096	(245,285)	2,529,637	1,476,216	216,182
Changes From Unit Transactions:
• Contract purchases	89,080	3,023,511	158,854	1,933,089	595,427	143,139
• Contract withdrawals	(307,863)	(957,105)	(215,765)	(1,465,577)	(384,587)	(328,954)
• Contract transfers	(79,798)	8,120,812	(842,334)	281,074	(383,694)	(1,018,669)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(298,581)	10,187,218	(899,245)	748,586	(172,854)	(1,204,484)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(213,577)	12,606,314	(1,144,530)	3,278,223	1,303,362	(988,302)
NET ASSETS AT DECEMBER 31, 2016	$2,001,755	$26,492,841	$3,439,484	$21,003,563	$10,556,651	$4,757,994

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Invesco V.I. American Franchise Fund Series I Subaccount	Invesco V.I. Core Equity Fund Series I Subaccount	Invesco V.I. Core Plus Bond Fund Series I Subaccount	Invesco V.I. International Growth Fund Series I Subaccount	Janus Aspen Balanced Portfolio Institutional Shares Subaccount	Janus Aspen Balanced Portfolio Service Shares Subaccount	Janus Aspen Enterprise Portfolio Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2015	$10,489,051	$14,470,814	$572,297	$5,633,440	$13,932,635	$2,406,967	$2,456,418
Changes From Operations:
• Net investment income (loss)	(84,436)	44,968	22,496	75,330	109,342	15,220	(6,698)
• Net realized gain (loss) on investments	325,208	1,829,295	(3,047)	92,560	762,535	91,322	388,074
• Net change in unrealized appreciation or depreciation on investments	189,670	(2,781,042)	(26,362)	(547,944)	(880,949)	(117,893)	(300,336)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	430,442	(906,779)	(6,913)	(380,054)	(9,072)	(11,351)	81,040
Changes From Unit Transactions:
• Contract purchases	339,572	482,722	33,258	1,084,549	553,305	49,734	50,323
• Contract withdrawals	(736,549)	(1,031,588)	(59,416)	(464,703)	(3,467,724)	(49,976)	(179,480)
• Contract transfers	(49,178)	(33,581)	27,827	4,212,011	6,864	205,244	209,627
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(446,155)	(582,447)	1,669	4,831,857	(2,907,555)	205,002	80,470
TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,713)	(1,489,226)	(5,244)	4,451,803	(2,916,627)	193,651	161,510
NET ASSETS AT DECEMBER 31, 2015	10,473,338	12,981,588	567,053	10,085,243	11,016,008	2,600,618	2,617,928
Changes From Operations:
• Net investment income (loss)	(78,619)	(4,888)	18,665	109,686	145,854	28,262	(20,768)
• Net realized gain (loss) on investments	1,196,343	1,157,564	(5,061)	269,491	267,795	54,167	310,004
• Net change in unrealized appreciation or depreciation on investments	(996,007)	37,339	18,098	(487,191)	(41,989)	(6,971)	(4,818)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	121,717	1,190,015	31,702	(108,014)	371,660	75,458	284,418
Changes From Unit Transactions:
• Contract purchases	331,057	494,131	27,975	1,608,543	377,646	34,371	58,487
• Contract withdrawals	(803,723)	(1,007,606)	(68,346)	(599,953)	(1,099,902)	(42,869)	(144,458)
• Contract transfers	(202,632)	(274,771)	16,348	3,531,475	(534,481)	(142,532)	29,239
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(675,298)	(788,246)	(24,023)	4,540,065	(1,256,737)	(151,030)	(56,732)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(553,581)	401,769	7,679	4,432,051	(885,077)	(75,572)	227,686
NET ASSETS AT DECEMBER 31, 2016	$9,919,757	$13,383,357	$574,732	$14,517,294	$10,130,931	$2,525,046	$2,845,614

See accompanying notes.

	Janus Aspen Global Research Portfolio Institutional Shares Subaccount	Janus Aspen Global Research Portfolio Service Shares Subaccount	Janus Aspen Global Technology Portfolio Service Shares Subaccount	JPMorgan Insurance Trust Global Allocation Portfolio Class 1 Subaccount	LVIP Baron Growth Opportunities Fund Standard Class Subaccount	LVIP Baron Growth Opportunities Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$8,981,483	$2,137,314	$4,729,322	$—	$596,301	$11,498,072
Changes From Operations:
• Net investment income (loss)	(13,690)	(5,668)	(38,650)	80	(4,060)	(76,478)
• Net realized gain (loss) on investments	331,027	74,079	809,201	26	62,363	1,493,355
• Net change in unrealized appreciation or depreciation on investments	(564,917)	(131,486)	(593,996)	(172)	(87,357)	(2,101,355)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(247,580)	(63,075)	176,555	(66)	(29,054)	(684,478)
Changes From Unit Transactions:
• Contract purchases	218,721	24,365	43,767	7,005	19,951	1,305,648
• Contract withdrawals	(418,878)	(183,951)	(186,629)	(357)	(21,282)	(705,954)
• Contract transfers	(640,052)	30,189	117,960	1,519	(79,744)	859,505
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(840,209)	(129,397)	(24,902)	8,167	(81,075)	1,459,199
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,087,789)	(192,472)	151,653	8,101	(110,129)	774,721
NET ASSETS AT DECEMBER 31, 2015	7,893,694	1,944,842	4,880,975	8,101	486,172	12,272,793
Changes From Operations:
• Net investment income (loss)	22,541	3,053	(35,208)	17,229	105	(13,353)
• Net realized gain (loss) on investments	116,700	16,421	331,437	(279)	25,910	1,082,035
• Net change in unrealized appreciation or depreciation on investments	(40,691)	2,318	313,888	10,923	(7,635)	(395,846)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	98,550	21,792	610,117	27,873	18,380	672,836
Changes From Unit Transactions:
• Contract purchases	328,757	25,309	167,367	245,773	15,611	908,207
• Contract withdrawals	(450,149)	(48,452)	(190,818)	(27,936)	(16,274)	(884,666)
• Contract transfers	177,266	88,742	(204,058)	404,358	(85,272)	499,096
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	55,874	65,599	(227,509)	622,195	(85,935)	522,637
TOTAL INCREASE (DECREASE) IN NET ASSETS	154,424	87,391	382,608	650,068	(67,555)	1,195,473
NET ASSETS AT DECEMBER 31, 2016	$8,048,118	$2,032,233	$5,263,583	$658,169	$418,617	$13,468,266

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Standard Class Subaccount	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class Subaccount	LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$15,241,882	$1,907,611	$—	$4,256,664	$—	$—	$4,632,237
Changes From Operations:
• Net investment income (loss)	234,510	54,008	—	39,709	—	—	(30,188)
• Net realized gain (loss) on investments	86,623	(13,329)	—	(20,057)	—	—	261,791
• Net change in unrealized appreciation or depreciation on investments	(1,288,257)	(728,154)	—	(201,005)	—	—	(203,853)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(967,124)	(687,475)	—	(181,353)	—	—	27,750
Changes From Unit Transactions:
• Contract purchases	1,624,429	567,274	—	642,313	—	—	244,407
• Contract withdrawals	(682,001)	(168,066)	—	(243,665)	—	—	(236,783)
• Contract transfers	3,767,287	3,312,973	—	837,840	—	—	(402,093)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,709,715	3,712,181	—	1,236,488	—	—	(394,469)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,742,591	3,024,706	—	1,055,135	—	—	(366,719)
NET ASSETS AT DECEMBER 31, 2015	18,984,473	4,932,317	—	5,311,799	—	—	4,265,518
Changes From Operations:
• Net investment income (loss)	332,930	251,186	8,610	57,260	5,367	12	(7,214)
• Net realized gain (loss) on investments	54,754	(682,642)	(60)	(30,531)	13	418	123,784
• Net change in unrealized appreciation or depreciation on investments	2,137,971	882,411	(12,591)	137,626	10,141	—	(190,893)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,525,655	450,955	(4,041)	164,355	15,521	430	(74,323)
Changes From Unit Transactions:
• Contract purchases	1,464,891	560,017	907,906	866,417	695,149	626	196,952
• Contract withdrawals	(988,868)	(264,863)	(73,119)	(402,647)	(67,514)	(285)	(190,490)
• Contract transfers	3,641,884	(5,678,426)	35,092	943,583	188,428	(771)	36,933
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,117,907	(5,383,272)	869,879	1,407,353	816,063	(430)	43,395
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,643,562	(4,932,317)	865,838	1,571,708	831,584	—	(30,928)
NET ASSETS AT DECEMBER 31, 2016	$25,628,035	$—	$865,838	$6,883,507	$831,584	$—	$4,234,590
See accompanying notes.

	LVIP Blended Mid Cap Managed Volatility Fund Standard Class Subaccount	LVIP Clarion Global Real Estate Fund Standard Class Subaccount	LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class Subaccount	LVIP Delaware Bond Fund Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Standard Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$3,497,303	$3,876,071	$—	$53,775,392	$4,220,428	$3,633,014
Changes From Operations:
• Net investment income (loss)	(21,942)	147,319	59	903,212	66,838	30,818
• Net realized gain (loss) on investments	75,988	107,070	11	324,111	(7,855)	217,198
• Net change in unrealized appreciation or depreciation on investments	(241,944)	(415,163)	21	(1,366,487)	(124,754)	(308,193)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(187,898)	(160,774)	91	(139,164)	(65,771)	(60,177)
Changes From Unit Transactions:
• Contract purchases	526,936	1,141,330	—	4,275,410	1,702,284	118,259
• Contract withdrawals	(170,209)	(306,633)	(888)	(3,103,723)	(287,241)	(144,234)
• Contract transfers	250,936	1,902,479	8,220	(2,426,704)	334,004	(470,180)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	607,663	2,737,176	7,332	(1,255,017)	1,749,047	(496,155)
TOTAL INCREASE (DECREASE) IN NET ASSETS	419,765	2,576,402	7,423	(1,394,181)	1,683,276	(556,332)
NET ASSETS AT DECEMBER 31, 2015	3,917,068	6,452,473	7,423	52,381,211	5,903,704	3,076,682
Changes From Operations:
• Net investment income (loss)	(23,959)	365,560	576	1,296,355	(42,143)	33,270
• Net realized gain (loss) on investments	107,200	16,901	1,726	716,439	(13,104)	294,724
• Net change in unrealized appreciation or depreciation on investments	(7,363)	(461,017)	502	(1,005,621)	169,053	(175,889)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	75,878	(78,556)	2,804	1,007,173	113,806	152,105
Changes From Unit Transactions:
• Contract purchases	213,644	1,720,311	10,285	5,221,913	350,257	102,514
• Contract withdrawals	(177,367)	(568,687)	(4,175)	(3,671,039)	(230,265)	(152,408)
• Contract transfers	279,117	2,628,436	58,738	4,451,668	3,170,358	(53,310)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	315,394	3,780,060	64,848	6,002,542	3,290,350	(103,204)
TOTAL INCREASE (DECREASE) IN NET ASSETS	391,272	3,701,504	67,652	7,009,715	3,404,156	48,901
NET ASSETS AT DECEMBER 31, 2016	$4,308,340	$10,153,977	$75,075	$59,390,926	$9,307,860	$3,125,583

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Delaware Social Awareness Fund Standard Class Subaccount	LVIP Delaware Special Opportunities Fund Standard Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund Standard Class Subaccount	LVIP Dimensional International Core Equity Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$3,392,876	$2,869,538	$2,304,799	$—	$1,052,205	$—	$3,453,161
Changes From Operations:
• Net investment income (loss)	34,034	33,333	15,760	4,009	11,856	4,799	35,588
• Net realized gain (loss) on investments	437,796	310,207	(1,422)	5	138,762	1,753	21,874
• Net change in unrealized appreciation or depreciation on investments	(526,162)	(396,531)	(199,519)	(6,948)	(177,897)	(11,722)	(449,776)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(54,332)	(52,991)	(185,181)	(2,934)	(27,279)	(5,170)	(392,314)
Changes From Unit Transactions:
• Contract purchases	65,541	686,033	641,759	—	54,478	40,766	762,461
• Contract withdrawals	(140,292)	(184,525)	(159,590)	(3,095)	(35,628)	(7,309)	(219,040)
• Contract transfers	515,569	1,091,373	802,413	507,842	47,895	667,969	1,497,322
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	440,818	1,592,881	1,284,582	504,747	66,745	701,426	2,040,743
TOTAL INCREASE (DECREASE) IN NET ASSETS	386,486	1,539,890	1,099,401	501,813	39,466	696,256	1,648,429
NET ASSETS AT DECEMBER 31, 2015	3,779,362	4,409,428	3,404,200	501,813	1,091,671	696,256	5,101,590
Changes From Operations:
• Net investment income (loss)	33,106	65,727	68,651	100,771	29,286	42,568	41,860
• Net realized gain (loss) on investments	472,184	733,569	37,034	5,625	593,265	33,740	537,494
• Net change in unrealized appreciation or depreciation on investments	(302,722)	192,555	(23,782)	43,863	(414,677)	413,815	14,372
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	202,568	991,851	81,903	150,259	207,874	490,123	593,726
Changes From Unit Transactions:
• Contract purchases	79,363	461,906	454,004	1,409,641	107,943	24,574	596,510
• Contract withdrawals	(246,605)	(196,991)	(171,483)	(160,217)	(46,907)	(69,976)	(282,379)
• Contract transfers	(151,905)	389,404	138,403	3,660,540	1,019,510	3,068,250	193,130
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(319,147)	654,319	420,924	4,909,964	1,080,546	3,022,848	507,261
TOTAL INCREASE (DECREASE) IN NET ASSETS	(116,579)	1,646,170	502,827	5,060,223	1,288,420	3,512,971	1,100,987
NET ASSETS AT DECEMBER 31, 2016	$3,662,783	$6,055,598	$3,907,027	$5,562,036	$2,380,091	$4,209,227	$6,202,577

See accompanying notes.

	LVIP Dimensional/ Vanguard Total Bond Fund Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Income Fund Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$4,973,711	$2,795,662	$7,054,282	$30,585,515	$3,156,150	$37,774,340
Changes From Operations:
• Net investment income (loss)	115,012	31,496	110,883	579,665	89,285	602,513
• Net realized gain (loss) on investments	6,198	20,084	135,169	248,992	20,954	653,849
• Net change in unrealized appreciation or depreciation on investments	(165,690)	(334,826)	(462,782)	(2,519,414)	(196,540)	(2,786,812)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(44,480)	(283,246)	(216,730)	(1,690,757)	(86,301)	(1,530,450)
Changes From Unit Transactions:
• Contract purchases	2,606,994	436,048	269,089	6,564,087	383,074	6,717,706
• Contract withdrawals	(533,569)	(205,877)	(239,535)	(2,749,286)	(196,214)	(2,482,094)
• Contract transfers	2,481,048	601,199	344,620	4,844,864	66,387	(1,646,684)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,554,473	831,370	374,174	8,659,665	253,247	2,588,928
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,509,993	548,124	157,444	6,968,908	166,946	1,058,478
NET ASSETS AT DECEMBER 31, 2015	9,483,704	3,343,786	7,211,726	37,554,423	3,323,096	38,832,818
Changes From Operations:
• Net investment income (loss)	260,286	42,085	136,229	564,519	(18,653)	554,450
• Net realized gain (loss) on investments	8,246	(27,201)	125,513	170,672	(333)	562,655
• Net change in unrealized appreciation or depreciation on investments	(238,718)	78,428	63,439	908,536	10,418	406,151
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	29,814	93,312	325,181	1,643,727	(8,568)	1,523,256
Changes From Unit Transactions:
• Contract purchases	2,153,790	508,971	263,631	4,913,555	258,435	2,568,506
• Contract withdrawals	(806,709)	(216,726)	(256,022)	(2,527,592)	(203,520)	(2,053,725)
• Contract transfers	9,041,889	450,326	620,135	(1,590,220)	291,226	607,636
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,388,970	742,571	627,744	795,743	346,141	1,122,417
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,418,784	835,883	952,925	2,439,470	337,573	2,645,673
NET ASSETS AT DECEMBER 31, 2016	$19,902,488	$4,179,669	$8,164,651	$39,993,893	$3,660,669	$41,478,491

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Government Money Market Fund Standard Class Subaccount	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class Subaccount	LVIP JPMorgan High Yield Fund Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class Subaccount	LVIP Managed Risk Profile 2010 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2020 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2030 Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$83,346,817	$133,868	$5,458,032	$4,632,651	$287,101	$1,005,416	$1,602,745
Changes From Operations:
• Net investment income (loss)	(342,965)	1,886	365,547	14,736	3,915	11,871	18,162
• Net realized gain (loss) on investments	—	(1,915)	15,994	55,752	18,274	38,033	104,913
• Net change in unrealized appreciation or depreciation on investments	—	(9,350)	(740,815)	(524,306)	(29,736)	(79,482)	(172,286)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(342,965)	(9,379)	(359,274)	(453,818)	(7,547)	(29,578)	(49,211)
Changes From Unit Transactions:
• Contract purchases	196,559,813	59,190	1,203,116	831,364	6,802	17,754	45,000
• Contract withdrawals	(20,028,687)	(11,259)	(417,514)	(237,957)	(9,544)	(19,132)	(91,781)
• Contract transfers	(199,199,915)	(24,290)	1,857,941	933,570	28,946	10,061	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(22,668,789)	23,641	2,643,543	1,526,977	26,204	8,683	(46,781)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(23,011,754)	14,262	2,284,269	1,073,159	18,657	(20,895)	(95,992)
NET ASSETS AT DECEMBER 31, 2015	60,335,063	148,130	7,742,301	5,705,810	305,758	984,521	1,506,753
Changes From Operations:
• Net investment income (loss)	(362,764)	1,991	492,471	13,290	2,781	12,633	23,031
• Net realized gain (loss) on investments	—	5,899	(115,344)	4,500	20,806	34,283	132,477
• Net change in unrealized appreciation or depreciation on investments	—	24,292	618,776	584,222	(13,037)	(10,291)	(108,708)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(362,764)	32,182	995,903	602,012	10,550	36,625	46,800
Changes From Unit Transactions:
• Contract purchases	226,569,032	34,746	1,592,362	354,319	6,802	15,458	94,999
• Contract withdrawals	(23,829,765)	(21,110)	(875,354)	(253,075)	(65,620)	(81,125)	(99,420)
• Contract transfers	(190,210,537)	185,643	1,170,947	706,854	(26,847)	31	21,653
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	12,528,730	199,279	1,887,955	808,098	(85,665)	(65,636)	17,232
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,165,966	231,461	2,883,858	1,410,110	(75,115)	(29,011)	64,032
NET ASSETS AT DECEMBER 31, 2016	$72,501,029	$379,591	$10,626,159	$7,115,920	$230,643	$955,510	$1,570,785

See accompanying notes.

	LVIP Managed Risk Profile 2040 Fund Standard Class Subaccount	LVIP MFS International Growth Fund Standard Class Subaccount	LVIP MFS Value Fund Standard Class Subaccount	LVIP Mondrian International Value Fund Standard Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class Subaccount	LVIP SSGA Bond Index Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$1,400,167	$4,951,803	$11,615,411	$9,200,801	$—	$3,737,225
Changes From Operations:
• Net investment income (loss)	13,958	55,043	321,097	320,776	2,736	180,581
• Net realized gain (loss) on investments	96,333	20,569	775,889	18,159	(194)	4,591
• Net change in unrealized appreciation or depreciation on investments	(167,578)	(115,514)	(1,239,329)	(1,019,048)	(23,369)	(241,256)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(57,287)	(39,902)	(142,343)	(680,113)	(20,827)	(56,084)
Changes From Unit Transactions:
• Contract purchases	56,598	1,561,142	3,378,114	567,378	8,595	1,984,494
• Contract withdrawals	(27,906)	(328,902)	(872,816)	(482,970)	(9,096)	(470,285)
• Contract transfers	25,665	1,507,841	5,292,368	4,213,458	268,799	3,750,748
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	54,357	2,740,081	7,797,666	4,297,866	268,298	5,264,957
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,930)	2,700,179	7,655,323	3,617,753	247,471	5,208,873
NET ASSETS AT DECEMBER 31, 2015	1,397,237	7,651,982	19,270,734	12,818,554	247,471	8,946,098
Changes From Operations:
• Net investment income (loss)	17,513	105,256	445,398	338,705	4,078	214,368
• Net realized gain (loss) on investments	40,177	26,560	1,411,315	266,959	(1,167)	3,205
• Net change in unrealized appreciation or depreciation on investments	(11,288)	(30,266)	1,272,152	(191,254)	14,864	(161,991)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	46,402	101,550	3,128,865	414,410	17,775	55,582
Changes From Unit Transactions:
• Contract purchases	68,479	884,269	3,156,798	1,083,910	149,895	1,671,019
• Contract withdrawals	(30,756)	(373,723)	(999,713)	(704,444)	(53,987)	(587,153)
• Contract transfers	67,360	1,727,033	6,126,575	449,743	55,610	2,356,038
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	105,083	2,237,579	8,283,660	829,209	151,518	3,439,904
TOTAL INCREASE (DECREASE) IN NET ASSETS	151,485	2,339,129	11,412,525	1,243,619	169,293	3,495,486
NET ASSETS AT DECEMBER 31, 2016	$1,548,722	$9,991,111	$30,683,259	$14,062,173	$416,764	$12,441,584

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP SSGA Conservative Index Allocation Fund Standard Class Subaccount	LVIP SSGA Conservative Structured Allocation Fund Standard Class Subaccount	LVIP SSGA Developed International 150 Fund Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class Subaccount	LVIP SSGA International Index Fund Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$4,219,967	$2,882,810	$3,300,404	$4,898,853	$6,485,128	$11,635,327	$—
Changes From Operations:
• Net investment income (loss)	56,119	48,578	159,793	305,102	183,444	373,795	—
• Net realized gain (loss) on investments	4,998	(1,636)	489,277	(93,671)	77,031	(17,086)	—
• Net change in unrealized appreciation or depreciation on investments	(135,273)	(121,843)	(1,087,998)	(1,455,628)	(756,670)	(1,002,162)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(74,156)	(74,901)	(438,928)	(1,244,197)	(496,195)	(645,453)	—
Changes From Unit Transactions:
• Contract purchases	137,728	111,882	593,914	1,416,478	1,344,234	1,611,361	—
• Contract withdrawals	(154,810)	(117,839)	(206,105)	(386,883)	(381,404)	(642,225)	—
• Contract transfers	(80,957)	(366,911)	2,758,710	2,699,661	(41,621)	6,653,638	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(98,039)	(372,868)	3,146,519	3,729,256	921,209	7,622,774	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(172,195)	(447,769)	2,707,591	2,485,059	425,014	6,977,321	—
NET ASSETS AT DECEMBER 31, 2015	4,047,772	2,435,041	6,007,995	7,383,912	6,910,142	18,612,648	—
Changes From Operations:
• Net investment income (loss)	93,801	41,270	294,062	254,636	101,337	729,099	66,629
• Net realized gain (loss) on investments	49,099	55,528	(117,468)	(231,884)	(114,840)	(78,923)	(51)
• Net change in unrealized appreciation or depreciation on investments	87,340	51,355	547,758	1,319,642	364,473	(275,419)	(93,640)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	230,240	148,153	724,352	1,342,394	350,970	374,757	(27,062)
Changes From Unit Transactions:
• Contract purchases	1,134,331	22,888	845,753	1,336,470	666,083	2,912,867	18,234
• Contract withdrawals	(281,594)	(115,380)	(319,536)	(500,910)	(304,604)	(932,166)	(17,142)
• Contract transfers	767,326	(3,744)	2,861,782	2,415,116	(494,606)	8,924,496	6,964,470
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,620,063	(96,236)	3,387,999	3,250,676	(133,127)	10,905,197	6,965,562
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,850,303	51,917	4,112,351	4,593,070	217,843	11,279,954	6,938,500
NET ASSETS AT DECEMBER 31, 2016	$5,898,075	$2,486,958	$10,120,346	$11,976,982	$7,127,985	$29,892,602	$6,938,500

See accompanying notes.

	LVIP SSGA Large Cap 100 Fund Standard Class Subaccount	LVIP SSGA Moderate Index Allocation Fund Standard Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund Standard Class Subaccount	LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class Subaccount	LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$2,798,701	$11,795,765	$13,957,959	$12,488,171	$5,798,190	$55,130,486
Changes From Operations:
• Net investment income (loss)	150,339	204,452	367,219	290,203	226,434	1,522,175
• Net realized gain (loss) on investments	725,359	53,133	113,814	74,935	27,859	1,402,955
• Net change in unrealized appreciation or depreciation on investments	(1,209,001)	(668,696)	(992,784)	(1,026,806)	(634,210)	(3,032,250)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(333,303)	(411,111)	(511,751)	(661,668)	(379,917)	(107,120)
Changes From Unit Transactions:
• Contract purchases	989,960	2,473,290	1,268,816	2,478,226	2,205,551	14,099,121
• Contract withdrawals	(304,801)	(863,352)	(769,729)	(793,997)	(525,541)	(3,585,398)
• Contract transfers	3,269,457	2,459,826	1,364,798	6,895,463	1,085,943	38,893,233
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,954,616	4,069,764	1,863,885	8,579,692	2,765,953	49,406,956
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,621,313	3,658,653	1,352,134	7,918,024	2,386,036	49,299,836
NET ASSETS AT DECEMBER 31, 2015	6,420,014	15,454,418	15,310,093	20,406,195	8,184,226	104,430,322
Changes From Operations:
• Net investment income (loss)	203,764	351,283	362,429	484,412	239,354	2,719,472
• Net realized gain (loss) on investments	732,740	251,507	488,441	357,897	355,395	2,714,906
• Net change in unrealized appreciation or depreciation on investments	635,692	454,777	565,323	1,013,236	485,844	11,092,647
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,572,196	1,057,567	1,416,193	1,855,545	1,080,593	16,527,025
Changes From Unit Transactions:
• Contract purchases	1,744,698	3,773,631	1,697,586	3,161,177	1,910,068	21,853,533
• Contract withdrawals	(415,902)	(1,197,346)	(1,119,691)	(1,245,955)	(628,511)	(6,175,769)
• Contract transfers	2,605,385	3,043,705	2,671,388	6,724,604	2,222,858	52,958,442
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,934,181	5,619,990	3,249,283	8,639,826	3,504,415	68,636,206
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,506,377	6,677,557	4,665,476	10,495,371	4,585,008	85,163,231
NET ASSETS AT DECEMBER 31, 2016	$11,926,391	$22,131,975	$19,975,569	$30,901,566	$12,769,234	$189,593,553

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP SSGA Small-Cap Index Fund Standard Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$7,847,367	$3,871,090	$6,464,597	$5,159,906	$—	$8,393,053	$5,663,700
Changes From Operations:
• Net investment income (loss)	66,446	128,291	(59,847)	(30,205)	1,798	210,311	264,657
• Net realized gain (loss) on investments	596,605	740,031	737,963	560,461	282	68,408	(8,408)
• Net change in unrealized appreciation or depreciation on investments	(1,434,911)	(1,311,483)	322,296	(529,413)	(4,058)	(425,761)	(877,725)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(771,860)	(443,161)	1,000,412	843	(1,978)	(147,042)	(621,476)
Changes From Unit Transactions:
• Contract purchases	1,453,839	468,979	1,856,111	649,171	143,481	2,858,350	2,774,232
• Contract withdrawals	(474,529)	(227,637)	(519,332)	(238,314)	(10,637)	(713,126)	(611,986)
• Contract transfers	5,267,928	2,391,132	4,881,877	1,746,907	35,025	6,805,817	6,133,588
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,247,238	2,632,474	6,218,656	2,157,764	167,869	8,951,041	8,295,834
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,475,378	2,189,313	7,219,068	2,158,607	165,891	8,803,999	7,674,358
NET ASSETS AT DECEMBER 31, 2015	13,322,745	6,060,403	13,683,665	7,318,513	165,891	17,197,052	13,338,058
Changes From Operations:
• Net investment income (loss)	225,553	238,190	(74,832)	(23,869)	16,574	311,406	381,986
• Net realized gain (loss) on investments	510,184	509,676	505,188	520,977	2,197	157,653	(36,847)
• Net change in unrealized appreciation or depreciation on investments	3,230,077	2,080,402	(2,976)	89,957	19,708	1,990,720	253,130
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,965,814	2,828,268	427,380	587,065	38,479	2,459,779	598,269
Changes From Unit Transactions:
• Contract purchases	3,561,496	1,256,872	3,420,412	876,381	1,236,993	2,505,271	2,735,610
• Contract withdrawals	(963,481)	(496,676)	(1,007,901)	(340,683)	(118,155)	(1,043,712)	(928,933)
• Contract transfers	6,305,189	5,698,966	4,737,449	959,198	346,802	6,185,822	4,954,108
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,903,204	6,459,162	7,149,960	1,494,896	1,465,640	7,647,381	6,760,785
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,869,018	9,287,430	7,577,340	2,081,961	1,504,119	10,107,160	7,359,054
NET ASSETS AT DECEMBER 31, 2016	$26,191,763	$15,347,833	$21,261,005	$9,400,474	$1,670,010	$27,304,212	$20,697,112

See accompanying notes.

	LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class Subaccount	LVIP Wellington Capital Growth Fund Standard Class Subaccount	LVIP Wellington Mid-Cap Value Fund Standard Class Subaccount	M Capital Appreciation Fund Subaccount	M International Equity Fund Subaccount	M Large Cap Growth Fund Subaccount
NET ASSETS AT JANUARY 1, 2015	$484,318	$1,610,204	$3,328,467	$1,374,406	$1,930,448	$1,319,963
Changes From Operations:
• Net investment income (loss)	1,404	(8,105)	5,184	(9,041)	20,183	(8,454)
• Net realized gain (loss) on investments	(15,613)	430,824	89,336	163,907	(4,025)	254,807
• Net change in unrealized appreciation or depreciation on investments	(12,868)	(278,712)	(195,004)	(250,607)	(107,303)	(156,204)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(27,077)	144,007	(100,484)	(95,741)	(91,145)	90,149
Changes From Unit Transactions:
• Contract purchases	227,340	146,181	491,172	19,968	36,568	20,513
• Contract withdrawals	(24,447)	(130,569)	(182,236)	(27,147)	(33,175)	(28,483)
• Contract transfers	(250,143)	1,056,862	249,888	(20,157)	92,310	(78,793)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(47,250)	1,072,474	558,824	(27,336)	95,703	(86,763)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(74,327)	1,216,481	458,340	(123,077)	4,558	3,386
NET ASSETS AT DECEMBER 31, 2015	409,991	2,826,685	3,786,807	1,251,329	1,935,006	1,323,349
Changes From Operations:
• Net investment income (loss)	(2,768)	(11,656)	(254)	(8,959)	7,823	(8,409)
• Net realized gain (loss) on investments	35,825	266,822	105,860	65,186	(74,228)	81,310
• Net change in unrealized appreciation or depreciation on investments	21,113	(257,551)	468,049	199,122	51,431	(113,244)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	54,170	(2,385)	573,655	255,349	(14,974)	(40,343)
Changes From Unit Transactions:
• Contract purchases	56,891	607,573	1,246,003	18,318	34,113	20,090
• Contract withdrawals	(30,742)	(286,635)	(287,820)	(39,102)	(71,647)	(46,608)
• Contract transfers	(490,310)	350,060	138,889	(15,809)	(196,345)	46,870
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(464,161)	670,998	1,097,072	(36,593)	(233,879)	20,352
TOTAL INCREASE (DECREASE) IN NET ASSETS	(409,991)	668,613	1,670,727	218,756	(248,853)	(19,991)
NET ASSETS AT DECEMBER 31, 2016	$—	$3,495,298	$5,457,534	$1,470,085	$1,686,153	$1,303,358

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	M Large Cap Value Fund Subaccount	MFS VIT Core Equity Series Initial Class Subaccount	MFS VIT Growth Series Initial Class Subaccount	MFS VIT Total Return Series Initial Class Subaccount	MFS VIT Utilities Series Initial Class Subaccount	MFS VIT II Core Equity Portfolio Initial Class Subaccount	Neuberger Berman AMT Large Cap Value Portfolio I Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$801,852	$1,531,765	$12,434,715	$17,077,890	$19,355,533	$—	$1,998,778
Changes From Operations:
• Net investment income (loss)	6,172	11,863	(69,695)	357,390	631,085	(1,434)	(1,601)
• Net realized gain (loss) on investments	76,419	682,198	1,364,998	931,570	1,652,799	99,356	182,197
• Net change in unrealized appreciation or depreciation on investments	(92,659)	(658,987)	(454,825)	(1,480,704)	(5,129,940)	(134,293)	(413,040)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,068)	35,074	840,478	(191,744)	(2,846,056)	(36,371)	(232,444)
Changes From Unit Transactions:
• Contract purchases	17,061	6,172	854,664	651,877	1,010,667	7,060	22,343
• Contract withdrawals	(17,716)	(35,659)	(711,551)	(1,044,931)	(1,363,733)	(713,872)	(75,419)
• Contract transfers	(5,471)	(1,537,352)	(763,474)	1,471,491	167,644	1,940,103	(61,418)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,126)	(1,566,839)	(620,361)	1,078,437	(185,422)	1,233,291	(114,494)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,194)	(1,531,765)	220,117	886,693	(3,031,478)	1,196,920	(346,938)
NET ASSETS AT DECEMBER 31, 2015	785,658	—	12,654,832	17,964,583	16,324,055	1,196,920	1,651,840
Changes From Operations:
• Net investment income (loss)	8,645	—	(91,208)	405,728	562,060	2,329	(23)
• Net realized gain (loss) on investments	12,264	—	1,300,032	824,399	403,981	147,920	168,893
• Net change in unrealized appreciation or depreciation on investments	44,815	—	(908,753)	232,571	826,294	27,554	242,423
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	65,724	—	300,071	1,462,698	1,792,335	177,803	411,293
Changes From Unit Transactions:
• Contract purchases	16,337	—	1,219,918	842,465	1,111,294	49,036	48,969
• Contract withdrawals	(30,932)	—	(1,400,594)	(1,353,754)	(1,556,792)	(53,964)	(106,666)
• Contract transfers	(108,733)	—	3,218,092	419,065	985,530	760,579	(95,498)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(123,328)	—	3,037,416	(92,224)	540,032	755,651	(153,195)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(57,604)	—	3,337,487	1,370,474	2,332,367	933,454	258,098
NET ASSETS AT DECEMBER 31, 2016	$728,054	$—	$15,992,319	$19,335,057	$18,656,422	$2,130,374	$1,909,938
See accompanying notes.

	Neuberger Berman AMT Mid Cap Growth Portfolio I Class Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class Subaccount	PIMCO VIT Commodity- RealReturn Strategy Portfolio Administrative Class Subaccount	Putnam VT Global Health Care Fund Class IB Subaccount	Putnam VT Growth & Income Fund Class IB Subaccount	Templeton Foreign VIP Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$17,181,670	$4,035,915	$5,472,685	$2,101,702	$1,429,997	$1,851,642
Changes From Operations:
• Net investment income (loss)	(135,462)	1,463	212,241	(21,598)	13,553	50,096
• Net realized gain (loss) on investments	1,683,465	201,561	(315,744)	236,071	45,197	61,796
• Net change in unrealized appreciation or depreciation on investments	(1,398,556)	(541,364)	(1,822,276)	(76,213)	(178,009)	(244,183)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	149,447	(338,340)	(1,925,779)	138,260	(119,259)	(132,291)
Changes From Unit Transactions:
• Contract purchases	326,790	77,567	833,984	85,103	24,601	61,658
• Contract withdrawals	(705,552)	(119,003)	(288,539)	(112,383)	(21,120)	(131,306)
• Contract transfers	(726,771)	(132,897)	2,169,210	862,645	2,793	97,546
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,105,533)	(174,333)	2,714,655	835,365	6,274	27,898
TOTAL INCREASE (DECREASE) IN NET ASSETS	(956,086)	(512,673)	788,876	973,625	(112,985)	(104,393)
NET ASSETS AT DECEMBER 31, 2015	16,225,584	3,523,242	6,261,561	3,075,327	1,317,012	1,747,249
Changes From Operations:
• Net investment income (loss)	(119,226)	(2,258)	41,622	(18,411)	11,099	23,939
• Net realized gain (loss) on investments	837,579	340,159	(494,657)	287,519	59,005	1,658
• Net change in unrealized appreciation or depreciation on investments	(173,020)	198,516	1,403,556	(613,063)	104,564	82,214
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	545,333	536,417	950,521	(343,955)	174,668	107,811
Changes From Unit Transactions:
• Contract purchases	504,174	95,082	736,634	50,629	13,977	66,125
• Contract withdrawals	(871,143)	(153,232)	(339,562)	(141,574)	(14,608)	(204,074)
• Contract transfers	(1,160,691)	(110,168)	225,179	(648,843)	(39,324)	91,538
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,527,660)	(168,318)	622,251	(739,788)	(39,955)	(46,411)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(982,327)	368,099	1,572,772	(1,083,743)	134,713	61,400
NET ASSETS AT DECEMBER 31, 2016	$15,243,257	$3,891,341	$7,834,333	$1,991,584	$1,451,725	$1,808,649

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Templeton Foreign VIP Fund Class 2 Subaccount	Templeton Global Bond VIP Fund Class 1 Subaccount	Templeton Growth VIP Fund Class 1 Subaccount	Templeton Growth VIP Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2015	$3,970,045	$7,756,670	$4,114,190	$1,592,780
Changes From Operations:
• Net investment income (loss)	89,235	818,946	84,945	24,824
• Net realized gain (loss) on investments	157,610	(23,923)	54,522	66,737
• Net change in unrealized appreciation or depreciation on investments	(492,991)	(1,340,361)	(415,222)	(182,262)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(246,146)	(545,338)	(275,755)	(90,701)
Changes From Unit Transactions:
• Contract purchases	113,676	1,278,463	83,379	48,612
• Contract withdrawals	(297,873)	(609,825)	(143,730)	(137,250)
• Contract transfers	(248,880)	3,616,406	(21,554)	(177,307)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(433,077)	4,285,044	(81,905)	(265,945)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(679,223)	3,739,706	(357,660)	(356,646)
NET ASSETS AT DECEMBER 31, 2015	3,290,822	11,496,376	3,756,530	1,236,134
Changes From Operations:
• Net investment income (loss)	35,991	(67,120)	55,106	16,524
• Net realized gain (loss) on investments	19,067	(290,697)	157,546	59,049
• Net change in unrealized appreciation or depreciation on investments	144,111	700,368	99,144	38,307
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	199,169	342,551	311,796	113,880
Changes From Unit Transactions:
• Contract purchases	142,536	1,524,789	91,436	47,293
• Contract withdrawals	(274,718)	(577,091)	(110,620)	(116,315)
• Contract transfers	(106,269)	(324,752)	(396,889)	122,104
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(238,451)	622,946	(416,073)	53,082
TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,282)	965,497	(104,277)	166,962
NET ASSETS AT DECEMBER 31, 2016	$3,251,540	$12,461,873	$3,652,253	$1,403,096

See accompanying notes.

Lincoln Life Flexible Premium Variable
Life Account R

Notes to financial statements

December 31, 2016

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account R (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of twelve products as follows:

• Lincoln SVUL • Lincoln SVUL-I • Lincoln SVUL-II • Lincoln SVUL-III • Lincoln SVUL-IV • Lincoln SVULONE • Lincoln Momentum SVULONE	• Lincoln SVULONE 2007 • Lincoln Momentum SVULONE 2007 • Lincoln PreservationEdge SVUL • Lincoln SVULONE 2013 • Lincoln SVULONE 2016

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred thirty mutual funds (the Funds) of twenty open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (AB VPS):

AB VPS Global Thematic Growth Portfolio Class A

AB VPS Growth and Income Portfolio Class A

AB VPS International Value Portfolio Class A

AB VPS Large Cap Growth Portfolio Class A

AB VPS Small/Mid Cap Value Portfolio Class A

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Balanced Fund Class I

American Century VP Inflation Protection Fund Class I

American Funds Insurance Series (American Funds):

American Funds Global Growth Fund Class 2

American Funds Global Small Capitalization Fund Class 2

American Funds Growth Fund Class 2

American Funds Growth-Income Fund Class 2

American Funds International Fund Class 2

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Fund Class I

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Series Standard Class

Delaware VIP Emerging Markets Series Standard Class

Delaware VIP High Yield Series Standard Class

Delaware VIP Limited-Term Diversified Income Series Standard Class

Delaware VIP REIT Series Standard Class

Delaware VIP Small Cap Value Series Standard Class

Delaware VIP Smid Cap Growth Series Standard Class

Delaware VIP U.S. Growth Series Standard Class

Delaware VIP Value Series Standard Class

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Portfolio Class A

Deutsche Investments VIT Funds (Deutsche):

Deutsche Equity 500 Index VIP Portfolio Class A

Deutsche Small Cap Index VIP Portfolio Class A

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Asset Manager Portfolio Initial Class

Fidelity VIP Contrafund Portfolio Service Class

Fidelity VIP Equity-Income Portfolio Initial Class

Fidelity VIP Equity-Income Portfolio Service Class

Fidelity VIP Growth Portfolio Service Class

Fidelity VIP Growth Opportunities Portfolio Service Class

Fidelity VIP High Income Portfolio Service Class

Fidelity VIP Investment Grade Bond Portfolio Initial Class

Fidelity VIP Mid Cap Portfolio Service Class

Fidelity VIP Overseas Portfolio Service Class

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund Class 1

Franklin Mutual Shares VIP Fund Class 1

Franklin Small-Mid Cap Growth VIP Fund Class 1

Templeton Foreign VIP Fund Class 1

Templeton Foreign VIP Fund Class 2

Templeton Global Bond VIP Fund Class 1

Templeton Growth VIP Fund Class 1

Templeton Growth VIP Fund Class 2

Invesco Variable Insurance Funds, Inc. (Invesco V.I.):

Invesco V.I. American Franchise Fund Series I

Invesco V.I. Core Equity Fund Series I

Invesco V.I. Core Plus Bond Fund Series I

Invesco V.I. International Growth Fund Series I

Lincoln Life Flexible Premium Variable
Life Account R

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Janus Aspen Series:

Janus Aspen Balanced Portfolio Institutional Shares

Janus Aspen Balanced Portfolio Service Shares

Janus Aspen Enterprise Portfolio Service Shares

Janus Aspen Global Research Portfolio Institutional Shares

Janus Aspen Global Research Portfolio Service Shares

Janus Aspen Global Technology Portfolio Service Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Global Allocation Portfolio Class 1

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Portfolio Class I

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP Baron Growth Opportunities Fund Standard Class

LVIP Baron Growth Opportunities Fund Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class

LVIP BlackRock Inflation Protected Bond Fund Standard Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class

LVIP Blended Mid Cap Managed Volatility Fund Standard Class

LVIP Clarion Global Real Estate Fund Standard Class

LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class

LVIP Delaware Bond Fund Standard Class

LVIP Delaware Diversified Floating Rate Fund Standard Class

LVIP Delaware Foundation Aggressive Allocation Fund Standard Class

LVIP Delaware Social Awareness Fund Standard Class

LVIP Delaware Special Opportunities Fund Standard Class

LVIP Dimensional International Equity Managed Volatility Fund Standard Class

LVIP Dimensional International Core Equity Fund Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund Standard Class

LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class

LVIP Dimensional/Vanguard Total Bond Fund Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class

LVIP Global Conservative Allocation Managed Risk Fund Standard Class

LVIP Global Growth Allocation Managed Risk Fund Standard Class

LVIP Global Income Fund Standard Class

LVIP Global Moderate Allocation Managed Risk Fund Standard Class

LVIP Government Money Market Fund Standard Class

LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class

LVIP JPMorgan High Yield Fund Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class

LVIP Managed Risk Profile 2010 Fund Standard Class

LVIP Managed Risk Profile 2020 Fund Standard Class

LVIP Managed Risk Profile 2030 Fund Standard Class

LVIP Managed Risk Profile 2040 Fund Standard Class

LVIP MFS International Growth Fund Standard Class

LVIP MFS Value Fund Standard Class

LVIP Mondrian International Value Fund Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class

LVIP SSGA Bond Index Fund Standard Class

LVIP SSGA Conservative Index Allocation Fund Standard Class

LVIP SSGA Conservative Structured Allocation Fund Standard Class

LVIP SSGA Developed International 150 Fund Standard Class

LVIP SSGA Emerging Markets 100 Fund Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class

LVIP SSGA International Index Fund Standard Class

LVIP SSGA International Managed Volatility Fund Standard Class

LVIP SSGA Large Cap 100 Fund Standard Class

LVIP SSGA Moderate Index Allocation Fund Standard Class

LVIP SSGA Moderate Structured Allocation Fund Standard Class

LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class

LVIP SSGA S&P 500 Index Fund Standard Class

LVIP SSGA Small-Cap Index Fund Standard Class

LVIP SSGA Small-Mid Cap 200 Fund Standard Class

LVIP T. Rowe Price Growth Stock Fund Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class

Lincoln Life Flexible Premium Variable
Life Account R

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP U.S. Growth Allocation Managed Risk Fund Standard Class

LVIP Vanguard Domestic Equity ETF Fund Standard Class

LVIP Vanguard International Equity ETF Fund Standard Class

LVIP Wellington Capital Growth Fund Standard Class

LVIP Wellington Mid-Cap Value Fund Standard Class

M Fund, Inc. (M):

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Growth Series Initial Class

MFS VIT Total Return Series Initial Class

MFS VIT Utilities Series Initial Class

MFS Variable Insurance Trust II (MFS VIT II):

MFS VIT II Core Equity Portfolio Initial Class

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT):

Neuberger Berman AMT Large Cap Value Portfolio I Class

Neuberger Berman AMT Mid Cap Growth Portfolio I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class

Putnam Variable Trust (Putnam VT):

Putnam VT Global Health Care Fund Class IB

Putnam VT Growth & Income Fund Class IB

*  - Denotes an affiliate of the Company

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2016. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2015, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

that commenced operations during 2015, the 2015 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2015:

JPMIT Global Allocation Class 1	LVIP Dimensional International Core Equity Standard Class
LVIP BlackRock U.S. Opportunities Managed Volatility Standard Class	LVIP Dimensional U.S. Core Equity 2 Standard Class
LVIP ClearBridge Large Cap Managed Volatility Standard Class	LVIP U.S. Growth Allocation Managed Risk Standard Class

Also during 2015, the following funds changed their names:

Previous Fund Name	New Fund Name
ABVPSF Global Thematic Growth Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class A
ABVPSF Growth and Income Portfolio Class A	AB VPS Growth and Income Portfolio Class A
ABVPSF International Value Portfolio Class A	AB VPS International Value Portfolio Class A
ABVPSF Large Cap Growth Portfolio Class A	AB VPS Large Cap Growth Portfolio Class A
ABVPSF Small/Mid Cap Value Portfolio Class A	AB VPS Small/Mid Cap Value Portfolio Class A
Invesco V.I. Diversified Income Fund Series I	Invesco V.I. Core Plus Bond Fund Series I
LVIP BlackRock Emerging Markets RPM Fund Standard Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend RPM Fund Standard Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
LVIP Dimensional Non-U.S. Equity RPM Fund Standard Class	LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class
LVIP Delaware Growth and Income Fund Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
LVIP Dimensional U.S. Equity RPM Fund Standard Class	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class
LVIP Managed Risk Profile Conservative Fund Standard Class	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Growth Fund Standard Class	LVIP Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Moderate Fund Standard Class	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
LVIP Invesco Diversified Equity Income RPM Fund Standard Class	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value RPM Fund Standard Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
LVIP Multi-Manager Global Equity RPM Fund Standard Class	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation RPM Fund Standard Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP Templeton Growth RPM Fund Standard Class	LVIP Templeton Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth RPM Fund Standard Class	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
LVIP VIP Mid Cap RPM Portfolio Standard Class	LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class
LVIP Capital Growth Fund Standard Class	LVIP Wellington Capital Growth Fund Standard Class
LVIP Mid-Cap Value Fund Standard Class	LVIP Wellington Mid-Cap Value Fund Standard Class

Also during 2015, the MFS VIT Core Equity Series Service Class merged into the MFS VIT II Core Equity Portfolio Service Class.

During 2016, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2016, the 2016 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2016:

American Century VP Balanced Fund Class I	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class

Also during 2016, the following funds changed their names:

Previous Fund Name	New Fund Name
ClearBridge Variable Mid Cap Core Portfolio Class I	ClearBridge Variable Mid Cap Portfolio Class I
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	LVIP Dimensional International Equity Managed Volatility Fund Standard Class
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
LVIP Templeton Growth Managed Volatility Fund Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
LVIP Money Market Fund Standard Class	LVIP Government Money Market Fund Standard Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP SSgA Bond Index Fund Standard Class	LVIP SSGA Bond Index Fund Standard Class
LVIP SSgA Conservative Index Allocation Fund Standard Class	LVIP SSGA Conservative Index Allocation Fund Standard Class
LVIP SSgA Conservative Structured Allocation Fund Standard Class	LVIP SSGA Conservative Structured Allocation Fund Standard Class
LVIP SSgA Developed International 150 Fund Standard Class	LVIP SSGA Developed International 150 Fund Standard Class
LVIP SSgA Emerging Markets 100 Fund Standard Class	LVIP SSGA Emerging Markets 100 Fund Standard Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP SSgA International Index Fund Standard Class	LVIP SSGA International Index Fund Standard Class
LVIP SSgA Large Cap 100 Fund Standard Class	LVIP SSGA Large Cap 100 Fund Standard Class
LVIP SSgA Moderate Index Allocation Fund Standard Class	LVIP SSGA Moderate Index Allocation Fund Standard Class
LVIP SSgA Moderate Structured Allocation Fund Standard Class	LVIP SSGA Moderate Structured Allocation Fund Standard Class
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class
LVIP SSgA S&P 500 Index Fund Standard Class	LVIP SSGA S&P 500 Index Fund Standard Class
LVIP SSgA Small-Cap Index Fund Standard Class	LVIP SSGA Small-Cap Index Fund Standard Class
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	LVIP SSGA Small-Mid Cap 200 Fund Standard Class

During 2016, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	LVIP SSGA International Managed Volatility Fund Standard Class

Also during 2016, the LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class ceased to be available as an investment option to Variable Account contract owners.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day.

The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the twelve policy types within the Variable Account:

•  Lincoln SVUL - annual rate of .80%.

•  Lincoln SVUL-I - annual rate of .80%.

•  Lincoln SVUL-II - annual rate of .80%.

•  Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter.

•  Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.

•  Lincoln SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln Momentum SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln Momentum SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter.

•  Lincoln SVULONE 2013 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln SVULONE 2016 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

The Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectus for the premium load charge. The premium loads for the years ended December 31, 2016 and 2015, amounted to $28,200,911 and $22,078,959, respectively.

The Company charges a monthly administrative fee which varies by product. Refer to the product prospectus for the administrative fee rate. The administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2016 and 2015, amounted to $39,206,214 and $30,687,560, respectively.

Lincoln Life Flexible Premium Variable
Life Account R

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2016 and 2015, amounted to $25,493,951 and $22,522,781, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee which varies by product, refer to the product prospectus for the transfer fee charge. For the years ended December 31, 2016 and 2015, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge assessed, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVULONE, Lincoln Momentum SVULONE, Lincoln SVULONE 2007, Lincoln Momentum SVULONE 2007, Lincoln PreservationEdge SVUL, Lincoln SVULONE 2013 and Lincoln SVULONE 2016. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. The full surrender charges and partial surrender administrative charges for the years ended December 31, 2016 and 2015, amounted to $943,259 and $1,404,432, respectively.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2016, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio Class A
	2016		0.10%	0.80%	$11.73	$23.78	207,702	$2,734,853	-1.42%	-0.72%	0.00%
	2015		0.10%	0.80%	11.88	23.95	189,309	2,623,203	2.07%	2.79%	0.00%
	2014		0.10%	0.80%	11.61	23.30	77,132	1,186,560	4.22%	4.96%	0.00%
	2013		0.10%	0.80%	11.20	22.20	69,262	1,033,182	22.28%	23.14%	0.26%
	2012		0.10%	0.80%	9.14	18.03	89,921	1,060,210	12.61%	13.40%	0.00%
AB VPS Growth and Income Portfolio Class A
	2016		0.10%	0.80%	15.64	33.01	411,193	8,950,535	10.41%	11.19%	0.94%
	2015		0.10%	0.80%	14.14	29.69	428,203	8,739,235	0.89%	1.60%	1.39%
	2014		0.10%	0.80%	13.99	29.22	492,946	9,994,336	8.67%	9.43%	1.46%
	2013		0.10%	0.80%	12.84	26.70	489,816	9,122,870	33.89%	34.83%	1.32%
	2012		0.10%	0.80%	9.57	19.80	522,001	7,217,668	16.59%	17.41%	1.56%
AB VPS International Value Portfolio Class A
	2016		0.10%	0.80%	6.65	19.58	304,408	2,559,703	-1.29%	-0.60%	1.23%
	2015		0.10%	0.80%	6.73	19.70	309,973	2,653,541	1.77%	2.49%	2.52%
	2014		0.10%	0.80%	6.60	19.22	316,857	2,607,803	-6.96%	-6.30%	3.58%
	2013		0.10%	0.80%	7.08	20.51	320,983	2,868,673	22.02%	22.88%	5.97%
	2012		0.10%	0.80%	5.79	16.69	372,246	2,718,852	13.62%	14.42%	1.72%
AB VPS Large Cap Growth Portfolio Class A
	2016		0.60%	0.80%	21.96	25.73	140,317	3,151,972	1.81%	2.01%	0.00%
	2015		0.60%	0.80%	21.57	25.27	144,387	3,184,245	10.23%	10.45%	0.00%
	2014		0.60%	0.80%	19.57	22.92	115,826	2,337,247	13.23%	13.46%	0.00%
	2013		0.60%	0.80%	17.28	20.24	120,776	2,155,273	36.26%	36.53%	0.08%
	2012		0.60%	0.80%	12.68	14.86	123,210	1,615,129	15.45%	15.61%	0.28%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Small/Mid Cap Value Portfolio Class A
	2016		0.10%	0.90%	$13.85	$44.59	897,789	$20,607,812	24.09%	24.96%	0.57%
	2015		0.10%	0.80%	11.13	35.68	852,727	16,214,595	-6.24%	-5.58%	0.79%
	2014		0.10%	0.80%	11.85	37.79	727,498	16,094,871	8.33%	9.09%	0.70%
	2013		0.10%	0.80%	14.96	34.64	651,336	14,292,756	36.96%	37.92%	0.64%
	2012		0.10%	0.80%	10.90	25.12	574,032	10,051,671	17.80%	18.63%	0.54%
American Century VP Balanced Fund Class I
	2016	6/20/16	0.10%	0.90%	10.46	10.51	192,829	2,021,755	0.17%	3.92%	0.87%
American Century VP Inflation Protection Fund Class I
	2016		0.10%	0.80%	13.35	14.86	533,513	7,772,428	3.87%	4.60%	1.96%
	2015		0.10%	0.80%	12.77	14.31	550,926	7,758,296	-3.06%	-2.38%	2.35%
	2014		0.10%	0.80%	13.08	14.76	573,016	8,309,976	2.75%	3.47%	1.45%
	2013		0.10%	0.80%	12.64	14.36	657,734	9,296,299	-8.95%	-8.31%	1.80%
	2012		0.10%	0.80%	13.78	15.77	646,752	10,041,274	6.69%	7.44%	2.67%
American Funds Global Growth Fund Class 2
	2016		0.10%	0.90%	12.13	28.74	1,395,197	24,776,261	-0.18%	0.52%	0.90%
	2015		0.10%	0.80%	12.13	28.59	1,112,640	21,405,566	6.08%	6.83%	1.08%
	2014		0.10%	0.80%	11.41	26.76	904,625	17,663,954	1.50%	2.21%	1.23%
	2013		0.10%	0.80%	14.25	26.19	720,929	14,886,496	28.15%	29.05%	1.33%
	2012		0.10%	0.80%	11.10	20.29	622,953	10,399,101	21.59%	22.44%	0.94%
American Funds Global Small Capitalization Fund Class 2
	2016		0.10%	0.90%	11.18	35.28	989,819	16,677,900	1.28%	2.00%	0.23%
	2015		0.10%	0.80%	11.02	34.84	929,615	16,538,539	-0.53%	0.17%	0.00%
	2014		0.10%	0.80%	11.06	35.02	761,595	14,693,317	1.31%	2.02%	0.13%
	2013		0.10%	0.80%	11.32	34.57	690,239	13,693,889	27.26%	28.15%	0.86%
	2012		0.10%	0.80%	8.88	27.17	676,915	10,852,914	17.24%	18.06%	1.32%
American Funds Growth Fund Class 2
	2016		0.10%	0.90%	13.93	34.95	4,750,233	89,540,765	8.62%	9.38%	0.75%
	2015		0.10%	0.80%	12.80	31.95	4,052,137	74,752,163	6.01%	6.75%	0.60%
	2014		0.10%	0.80%	12.05	29.93	4,010,063	71,225,411	7.64%	8.40%	0.82%
	2013		0.10%	0.80%	13.38	27.61	3,745,819	63,508,085	29.07%	29.97%	0.95%
	2012		0.10%	0.80%	10.34	21.24	3,796,540	50,058,605	16.95%	17.77%	0.80%
American Funds Growth-Income Fund Class 2
	2016		0.10%	0.90%	13.78	32.49	5,618,261	104,014,425	10.63%	11.41%	1.52%
	2015		0.10%	0.80%	12.43	29.16	3,912,345	72,725,295	0.65%	1.35%	1.39%
	2014		0.10%	0.80%	12.33	28.77	3,208,152	63,950,973	9.75%	10.52%	1.34%
	2013		0.10%	0.80%	13.10	26.04	2,716,158	52,269,600	32.44%	33.37%	1.39%
	2012		0.10%	0.80%	9.87	19.52	2,643,847	38,941,371	16.55%	17.36%	1.64%
American Funds International Fund Class 2
	2016		0.10%	0.90%	10.57	25.37	3,836,855	53,203,204	2.71%	3.43%	1.37%
	2015		0.10%	0.80%	10.28	24.70	3,062,915	43,647,613	-5.29%	-4.62%	1.64%
	2014		0.10%	0.80%	10.83	26.08	2,273,176	37,174,035	-3.43%	-2.75%	1.50%
	2013		0.10%	0.80%	11.46	27.00	1,689,881	31,006,785	20.67%	21.51%	1.43%
	2012		0.10%	0.80%	9.48	22.38	1,503,459	24,382,014	16.97%	17.79%	1.54%
BlackRock Global Allocation V.I. Fund Class I
	2016		0.10%	0.90%	10.97	16.49	5,238,239	67,726,697	3.28%	4.01%	1.40%
	2015		0.10%	0.80%	10.60	15.85	3,299,122	44,621,548	-1.50%	-0.81%	1.22%
	2014		0.10%	0.80%	10.74	15.98	2,721,875	38,820,685	1.30%	2.01%	2.50%
	2013		0.10%	0.80%	15.17	15.67	1,923,817	29,318,646	13.84%	14.64%	1.55%
	2012		0.10%	0.80%	13.32	13.67	896,464	12,061,593	9.40%	10.17%	1.95%
ClearBridge Variable Mid Cap Portfolio Class I
	2016		0.10%	0.90%	11.69	11.90	394,079	4,626,308	8.47%	9.23%	0.87%
	2015		0.10%	0.80%	10.81	10.90	257,928	2,787,336	1.69%	2.20%	0.06%
	2014	6/16/14	0.10%	0.60%	10.63	10.66	34,303	364,780	3.18%	3.26%	0.44%
Delaware VIP Diversified Income Series Standard Class
	2016		0.10%	0.90%	10.71	18.44	1,677,486	25,767,706	2.70%	3.42%	3.04%
	2015		0.10%	0.80%	10.41	17.92	1,658,543	25,692,768	-1.87%	-1.18%	3.02%
	2014		0.10%	0.80%	10.59	18.25	1,470,593	24,239,380	4.48%	5.21%	2.22%
	2013		0.10%	0.80%	14.71	17.47	1,250,963	20,474,190	-2.05%	-1.36%	2.38%
	2012		0.10%	0.80%	14.98	17.83	1,081,261	18,674,536	6.34%	7.09%	2.95%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP Emerging Markets Series Standard Class
	2016		0.10%	0.90%	$9.53	$42.36	2,035,658	$29,655,529	13.03%	13.82%	0.97%
	2015		0.10%	0.80%	8.42	37.48	1,666,557	23,777,646	-15.19%	-14.59%	0.84%
	2014		0.10%	0.80%	9.91	44.19	1,233,363	23,270,668	-8.79%	-8.15%	0.62%
	2013		0.10%	0.80%	12.06	48.45	941,993	22,119,782	9.26%	10.03%	1.62%
	2012		0.10%	0.80%	11.02	44.34	726,499	17,650,393	13.53%	14.33%	1.03%
Delaware VIP High Yield Series Standard Class
	2016		0.10%	0.80%	16.65	31.20	819,544	18,583,115	12.26%	13.05%	6.67%
	2015		0.10%	0.80%	14.81	27.79	800,154	16,520,572	-7.34%	-6.69%	6.72%
	2014		0.10%	0.80%	15.95	29.99	796,553	17,943,238	-1.08%	-0.39%	6.65%
	2013		0.10%	0.80%	16.09	30.32	840,109	19,198,128	8.35%	9.11%	7.37%
	2012		0.10%	0.80%	14.82	27.98	779,714	16,612,619	16.89%	17.71%	7.95%
Delaware VIP Limited-Term Diversified Income Series Standard Class
	2016		0.10%	0.90%	10.31	13.27	1,738,318	20,599,284	1.28%	1.99%	1.50%
	2015		0.10%	0.80%	10.16	13.07	693,314	8,339,860	-0.02%	0.69%	1.70%
	2014		0.10%	0.80%	10.14	13.05	583,100	7,185,007	0.89%	1.59%	1.61%
	2013		0.10%	0.80%	12.06	12.91	292,978	3,611,407	-1.85%	-1.16%	1.52%
	2012		0.10%	0.80%	12.20	13.12	216,994	2,782,548	1.95%	2.67%	1.68%
Delaware VIP REIT Series Standard Class
	2016		0.10%	0.90%	13.52	49.48	990,660	24,533,757	5.03%	5.76%	1.13%
	2015		0.10%	0.80%	12.85	47.11	862,972	22,666,252	2.92%	3.64%	1.20%
	2014		0.10%	0.80%	12.46	45.77	713,514	20,347,799	28.43%	29.33%	1.30%
	2013		0.10%	0.80%	13.35	35.64	554,987	14,039,003	1.33%	2.04%	1.54%
	2012		0.10%	0.80%	13.13	35.17	432,210	11,423,999	16.01%	16.82%	1.54%
Delaware VIP Small Cap Value Series Standard Class
	2016		0.10%	0.90%	14.09	53.25	1,282,316	35,303,901	30.36%	31.27%	0.88%
	2015		0.10%	0.80%	10.79	40.85	1,118,733	26,241,508	-6.97%	-6.31%	0.71%
	2014		0.10%	0.80%	11.57	43.91	938,058	27,689,873	5.02%	5.76%	0.54%
	2013		0.10%	0.80%	15.04	41.81	783,860	25,623,347	32.44%	33.37%	0.72%
	2012		0.10%	0.80%	11.33	31.57	792,108	20,619,593	13.00%	13.79%	0.59%
Delaware VIP Smid Cap Growth Series Standard Class
	2016		0.10%	0.90%	13.28	48.69	1,487,766	30,942,191	7.43%	8.19%	0.21%
	2015		0.10%	0.80%	12.34	45.01	1,335,011	27,205,122	6.68%	7.43%	0.37%
	2014		0.10%	0.80%	11.54	41.89	1,127,516	23,305,463	2.33%	3.05%	0.07%
	2013		0.10%	0.80%	18.42	40.65	960,589	21,061,946	40.20%	41.18%	0.02%
	2012		0.10%	0.80%	13.14	28.80	870,441	13,905,883	10.14%	10.91%	0.24%
Delaware VIP U.S. Growth Series Standard Class
	2016		0.10%	0.90%	12.63	34.11	412,863	7,360,315	-5.92%	-5.26%	0.60%
	2015		0.10%	0.80%	13.40	36.00	457,530	9,289,072	4.55%	5.28%	0.57%
	2014		0.10%	0.80%	12.79	34.20	356,284	7,077,556	11.88%	12.67%	0.21%
	2013		0.10%	0.80%	16.53	30.35	272,811	5,279,924	33.68%	34.62%	0.33%
	2012		0.10%	0.80%	12.34	22.54	195,474	2,877,091	15.30%	16.11%	0.00%
Delaware VIP Value Series Standard Class
	2016		0.10%	0.90%	13.88	35.12	1,642,620	33,730,523	13.73%	14.53%	1.78%
	2015		0.10%	0.80%	12.18	30.66	1,459,924	28,279,388	-1.21%	-0.51%	1.62%
	2014		0.10%	0.80%	12.30	30.82	1,153,973	24,257,733	13.09%	13.88%	1.62%
	2013		0.10%	0.80%	13.08	27.06	975,210	19,735,847	32.63%	33.56%	1.68%
	2012		0.10%	0.80%	9.84	20.26	867,283	13,619,577	13.82%	14.62%	2.15%
Deutsche Alternative Asset Allocation VIP Portfolio Class A
	2016		0.10%	0.90%	10.21	14.25	273,714	3,152,190	4.46%	5.19%	1.97%
	2015		0.10%	0.80%	9.75	13.54	232,477	2,594,875	-7.04%	-6.39%	2.85%
	2014		0.10%	0.80%	10.47	14.47	166,924	2,060,359	2.68%	3.40%	1.58%
	2013		0.10%	0.80%	13.55	13.99	80,412	1,091,569	0.13%	0.83%	1.96%
	2012		0.10%	0.80%	13.53	13.88	57,481	783,911	8.85%	9.61%	3.26%
Deutsche Equity 500 Index VIP Portfolio Class A
	2016		0.20%	0.80%	17.67	27.12	2,731,751	52,923,563	10.73%	11.06%	1.88%
	2015		0.50%	0.80%	15.96	24.50	2,806,058	50,571,802	0.32%	0.63%	1.64%
	2014		0.50%	0.80%	15.91	24.42	2,932,172	52,717,863	12.49%	12.83%	1.85%
	2013		0.50%	0.80%	14.14	21.71	3,218,271	51,471,828	30.88%	31.27%	1.78%
	2012		0.50%	0.80%	10.81	16.59	3,341,257	40,824,987	14.78%	15.12%	1.76%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Deutsche Small Cap Index VIP Portfolio Class A
	2016		0.20%	0.80%	$19.01	$34.84	298,653	$7,874,610	20.06%	20.42%	0.99%
	2015		0.50%	0.80%	15.78	29.02	292,676	6,688,298	-5.36%	-5.07%	1.06%
	2014		0.50%	0.80%	16.63	30.66	310,828	7,513,684	3.91%	4.22%	0.95%
	2013		0.50%	0.80%	15.95	29.51	329,365	7,690,638	37.53%	37.95%	1.68%
	2012		0.50%	0.80%	11.56	21.46	323,374	5,525,340	15.32%	15.67%	0.90%
Fidelity VIP Asset Manager Portfolio Initial Class
	2016		0.80%	0.80%	20.08	20.08	38,657	776,285	2.25%	2.25%	1.36%
	2015		0.80%	0.80%	19.64	19.64	40,914	803,533	-0.66%	-0.66%	1.55%
	2014		0.80%	0.80%	19.77	19.77	48,883	966,387	4.99%	4.99%	1.50%
	2013		0.80%	0.80%	18.83	18.83	50,966	959,665	14.78%	14.78%	1.64%
	2012		0.80%	0.80%	16.40	16.40	50,412	826,982	11.59%	11.59%	1.56%
Fidelity VIP Contrafund Portfolio Service Class
	2016		0.10%	0.90%	13.19	33.98	3,442,382	67,306,521	7.05%	7.80%	0.70%
	2015		0.10%	0.80%	12.29	31.52	3,170,484	60,799,783	-0.24%	0.46%	0.96%
	2014		0.10%	0.80%	12.30	31.38	2,803,463	56,622,162	10.93%	11.70%	0.93%
	2013		0.10%	0.80%	14.13	28.09	2,339,542	46,080,955	30.10%	31.01%	1.02%
	2012		0.10%	0.80%	10.84	21.44	2,118,575	33,587,520	15.38%	16.19%	1.24%
Fidelity VIP Equity-Income Portfolio Initial Class
	2016		0.80%	0.80%	24.35	24.35	111,066	2,704,870	17.08%	17.08%	2.12%
	2015		0.80%	0.80%	20.80	20.80	116,956	2,432,840	-4.73%	-4.73%	3.16%
	2014		0.80%	0.80%	21.83	21.83	124,058	2,708,689	7.85%	7.85%	2.91%
	2013		0.80%	0.80%	20.24	20.24	119,183	2,412,811	27.13%	27.13%	2.46%
	2012		0.80%	0.80%	15.92	15.92	130,090	2,071,642	16.37%	16.37%	2.73%
Fidelity VIP Equity-Income Portfolio Service Class
	2016		0.60%	0.80%	21.08	24.88	84,633	1,961,790	16.96%	17.20%	2.13%
	2015		0.60%	0.80%	17.99	21.27	82,651	1,640,279	-4.85%	-4.66%	2.95%
	2014		0.60%	0.80%	18.87	22.36	91,646	1,922,110	7.78%	8.00%	2.34%
	2013		0.60%	0.80%	17.47	20.74	113,790	2,242,393	26.99%	27.25%	2.41%
	2012		0.60%	0.80%	13.73	16.33	120,473	1,868,365	16.25%	16.49%	3.00%
Fidelity VIP Growth Opportunities Portfolio Service Class
	2016		0.80%	0.80%	15.34	15.83	120,470	1,890,626	-0.55%	-0.55%	0.22%
	2015		0.80%	0.80%	15.43	15.92	122,684	1,934,840	4.64%	4.64%	0.06%
	2014		0.80%	0.80%	14.74	15.22	134,050	2,020,873	11.21%	11.21%	0.12%
	2013		0.80%	0.80%	13.26	13.68	141,818	1,921,267	36.68%	36.68%	0.20%
	2012		0.80%	0.80%	9.70	10.01	144,233	1,427,493	18.51%	18.51%	0.30%
Fidelity VIP Growth Portfolio Service Class
	2016		0.10%	0.90%	13.23	34.28	1,453,820	21,711,846	-0.09%	0.61%	0.00%
	2015		0.10%	0.80%	13.24	34.07	1,291,440	19,509,201	6.20%	6.95%	0.17%
	2014		0.10%	0.80%	12.47	31.86	1,079,705	15,697,868	10.30%	11.08%	0.11%
	2013		0.10%	0.80%	11.31	28.68	786,898	10,425,430	35.12%	36.07%	0.21%
	2012		0.10%	0.80%	8.37	21.08	725,713	7,074,538	13.63%	14.43%	0.46%
Fidelity VIP High Income Portfolio Service Class
	2016		0.80%	0.80%	18.06	18.06	113,048	2,041,615	13.46%	13.46%	4.83%
	2015		0.80%	0.80%	15.92	15.92	110,804	1,763,682	-4.52%	-4.52%	5.84%
	2014		0.80%	0.80%	16.67	16.67	130,163	2,169,972	0.27%	0.27%	5.40%
	2013		0.80%	0.80%	16.63	16.63	143,514	2,386,119	5.03%	5.03%	5.84%
	2012		0.80%	0.80%	15.83	15.83	143,503	2,271,664	13.29%	13.29%	6.03%
Fidelity VIP Investment Grade Bond Portfolio Initial Class
	2016		0.80%	0.80%	21.69	21.69	92,292	2,001,755	3.91%	3.91%	2.07%
	2015		0.80%	0.80%	20.87	20.87	106,129	2,215,332	-1.39%	-1.39%	2.54%
	2014		0.80%	0.80%	21.17	21.17	114,321	2,419,890	4.98%	4.98%	1.90%
	2013		0.80%	0.80%	20.16	20.16	139,284	2,808,317	-2.56%	-2.56%	2.16%
	2012		0.80%	0.80%	20.69	20.69	162,535	3,363,229	5.05%	5.05%	2.19%
Fidelity VIP Mid Cap Portfolio Service Class
	2016		0.10%	0.90%	12.82	32.69	1,702,458	26,492,841	11.22%	12.00%	0.48%
	2015		0.10%	0.80%	11.50	29.19	851,639	13,886,527	-2.28%	-1.60%	0.44%
	2014		0.10%	0.80%	11.75	29.66	676,039	11,698,744	5.35%	6.09%	0.20%
	2013		0.10%	0.80%	15.22	27.96	395,132	7,592,263	34.98%	35.93%	0.47%
	2012		0.10%	0.80%	11.25	20.57	321,334	4,695,357	13.84%	14.64%	0.56%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Overseas Portfolio Service Class
	2016		0.10%	0.80%	$9.34	$20.75	210,424	$3,439,484	-5.88%	-5.22%	1.15%
	2015		0.10%	0.80%	9.90	21.89	260,340	4,584,014	2.67%	3.39%	1.29%
	2014		0.10%	0.80%	9.63	21.17	284,352	4,884,395	-8.89%	-8.25%	1.31%
	2013		0.10%	0.80%	10.54	23.07	228,957	4,238,043	29.34%	30.25%	1.32%
	2012		0.10%	0.80%	8.14	17.72	240,516	3,416,073	19.58%	20.43%	1.78%
Franklin Income VIP Fund Class 1
	2016		0.10%	0.90%	11.57	24.39	1,448,554	21,003,563	13.42%	14.22%	4.67%
	2015		0.10%	0.80%	10.18	21.36	1,360,589	17,725,340	-7.58%	-6.93%	4.81%
	2014		0.10%	0.80%	11.00	22.95	958,410	13,690,646	4.09%	4.82%	5.15%
	2013		0.10%	0.80%	13.29	21.89	677,275	9,940,197	13.27%	14.07%	5.78%
	2012		0.10%	0.80%	11.71	19.19	372,719	5,350,808	12.01%	12.80%	6.41%
Franklin Mutual Shares VIP Fund Class 1
	2016		0.10%	0.90%	12.61	28.09	596,911	10,556,651	15.43%	16.24%	2.11%
	2015		0.10%	0.80%	10.90	24.16	609,898	9,253,289	-5.45%	-4.79%	3.59%
	2014		0.10%	0.80%	11.51	25.38	469,744	7,547,939	6.52%	7.27%	2.56%
	2013		0.10%	0.80%	11.86	23.66	259,533	3,962,961	27.50%	28.40%	2.34%
	2012		0.10%	0.80%	9.28	18.43	238,455	2,849,040	13.69%	14.49%	2.31%
Franklin Small-Mid Cap Growth VIP Fund Class 1
	2016		0.10%	0.80%	16.10	32.86	216,679	4,757,994	3.57%	4.30%	0.00%
	2015		0.10%	0.80%	15.51	31.50	257,513	5,746,296	-3.22%	-2.54%	0.00%
	2014		0.10%	0.80%	16.00	32.32	269,478	6,144,345	6.92%	7.67%	0.00%
	2013		0.10%	0.80%	14.93	30.02	260,056	5,579,769	37.40%	38.36%	0.00%
	2012		0.10%	0.80%	10.85	21.70	273,790	4,263,500	10.23%	11.00%	0.00%
Invesco V.I. American Franchise Fund Series I
	2016		0.80%	0.80%	7.35	20.33	1,149,878	9,919,757	1.45%	1.45%	0.00%
	2015		0.80%	0.80%	7.25	20.04	1,220,908	10,473,338	4.17%	4.17%	0.00%
	2014		0.80%	0.80%	6.96	19.24	1,260,889	10,489,051	7.58%	7.58%	0.04%
	2013		0.80%	0.80%	6.47	17.88	1,350,023	10,708,474	39.02%	39.02%	0.44%
	2012	4/27/12	0.80%	0.80%	4.65	12.86	1,440,094	8,391,762	-3.03%	-3.03%	0.00%
Invesco V.I. Core Equity Fund Series I
	2016		0.80%	0.80%	12.18	23.09	964,146	13,383,357	9.39%	9.39%	0.70%
	2015		0.80%	0.80%	11.13	21.11	1,015,484	12,981,588	-6.52%	-6.52%	1.13%
	2014		0.80%	0.80%	11.91	22.58	1,059,008	14,470,814	7.28%	7.28%	0.86%
	2013		0.80%	0.80%	11.10	21.05	1,167,836	14,905,314	28.22%	28.22%	1.37%
	2012		0.80%	0.80%	8.66	16.42	1,249,278	12,519,433	12.98%	12.98%	0.98%
Invesco V.I. Core Plus Bond Fund Series I
	2016		0.80%	0.80%	15.85	15.85	36,258	574,732	5.81%	5.81%	3.81%
	2015		0.80%	0.80%	14.98	14.98	37,851	567,053	-1.16%	-1.16%	4.65%
	2014		0.80%	0.80%	15.16	15.16	37,757	572,297	7.17%	7.17%	5.03%
	2013		0.80%	0.80%	14.14	14.14	42,178	596,552	-0.75%	-0.75%	4.81%
	2012		0.80%	0.80%	14.25	14.25	41,794	595,567	9.83%	9.83%	5.31%
Invesco V.I. International Growth Fund Series I
	2016		0.10%	0.90%	9.31	25.82	1,308,595	14,517,294	-1.24%	-0.55%	1.39%
	2015		0.10%	0.80%	9.41	26.14	805,226	10,085,243	-3.12%	-2.44%	1.63%
	2014		0.10%	0.80%	14.93	26.98	345,463	5,633,440	-0.47%	-0.47%	1.58%
	2013		0.80%	0.80%	15.00	27.11	377,160	6,459,554	18.07%	18.07%	1.17%
	2012		0.80%	0.80%	12.70	22.96	421,046	6,160,258	14.61%	14.61%	1.50%
Janus Aspen Balanced Portfolio Institutional Shares
	2016		0.80%	0.80%	22.57	25.75	428,628	10,130,931	3.77%	3.77%	2.03%
	2015		0.80%	0.80%	21.75	24.81	483,159	11,016,008	-0.18%	-0.18%	1.59%
	2014		0.80%	0.80%	21.79	24.86	600,413	13,932,635	7.64%	7.64%	1.83%
	2013		0.80%	0.80%	20.24	23.09	503,287	10,711,008	19.20%	19.20%	1.54%
	2012		0.80%	0.80%	16.98	19.37	514,168	9,171,374	12.71%	12.71%	2.85%
Janus Aspen Balanced Portfolio Service Shares
	2016		0.60%	0.80%	23.48	25.03	103,205	2,525,046	3.49%	3.70%	1.79%
	2015		0.60%	0.80%	22.64	24.18	109,784	2,600,618	-0.39%	-0.19%	1.41%
	2014		0.60%	0.80%	22.69	24.28	101,157	2,406,967	7.38%	7.59%	1.52%
	2013		0.60%	0.80%	21.09	22.61	108,152	2,394,684	18.85%	19.09%	1.32%
	2012		0.60%	0.80%	17.71	19.02	113,590	2,116,247	12.47%	12.70%	2.51%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Janus Aspen Enterprise Portfolio Service Shares
	2016		0.60%	0.80%	$33.04	$42.83	79,115	$2,845,614	11.21%	11.43%	0.02%
	2015		0.60%	0.80%	29.71	38.51	80,953	2,617,928	2.94%	3.15%	0.53%
	2014		0.60%	0.80%	28.86	37.41	78,910	2,456,418	11.35%	11.57%	0.03%
	2013		0.60%	0.80%	25.92	33.60	74,914	2,109,032	30.99%	31.25%	0.36%
	2012		0.60%	0.80%	19.79	25.65	83,161	1,780,310	16.06%	16.29%	0.00%
Janus Aspen Global Research Portfolio Institutional Shares
	2016		0.80%	0.80%	9.16	14.39	810,714	8,048,118	1.25%	1.25%	1.00%
	2015		0.80%	0.80%	9.05	14.21	799,572	7,893,694	-3.07%	-3.07%	0.65%
	2014		0.80%	0.80%	9.33	14.66	887,164	8,981,483	6.59%	6.59%	1.08%
	2013		0.80%	0.80%	8.76	13.75	873,648	8,342,195	27.40%	27.40%	1.20%
	2012		0.80%	0.80%	6.87	10.79	917,297	6,919,410	19.12%	19.12%	0.87%
Janus Aspen Global Research Portfolio Service Shares
	2016		0.80%	0.80%	15.30	17.45	123,183	2,032,233	1.01%	1.01%	0.88%
	2015		0.80%	0.80%	15.14	17.28	119,149	1,944,842	-3.31%	-3.31%	0.53%
	2014		0.80%	0.80%	15.66	17.87	127,087	2,137,314	6.33%	6.33%	0.97%
	2013		0.80%	0.80%	14.73	16.80	127,056	2,009,455	27.06%	27.06%	1.09%
	2012		0.80%	0.80%	11.59	13.23	138,593	1,720,221	18.91%	18.91%	0.79%
Janus Aspen Global Technology Portfolio Service Shares
	2016		0.80%	0.80%	9.94	9.94	529,414	5,263,583	12.94%	12.94%	0.09%
	2015		0.80%	0.80%	8.80	8.80	554,478	4,880,975	3.81%	3.81%	0.00%
	2014		0.80%	0.80%	8.48	8.48	557,728	4,729,322	8.48%	8.48%	0.00%
	2013		0.80%	0.80%	7.82	7.82	563,537	4,405,183	34.31%	34.31%	0.00%
	2012		0.80%	0.80%	5.82	5.82	575,451	3,349,155	18.20%	18.20%	0.00%
JPMorgan Insurance Trust Global Allocation Portfolio Class 1
	2016		0.10%	0.90%	10.03	10.03	65,562	658,169	5.50%	5.50%	4.47%
	2015	11/20/15	0.60%	0.60%	9.51	9.51	852	8,101	-2.31%	-2.31%	2.06%
LVIP Baron Growth Opportunities Fund Standard Class
	2016		0.50%	0.80%	18.19	25.45	16,672	418,617	4.99%	5.30%	0.67%
	2015		0.50%	0.80%	17.28	24.19	20,325	486,172	-5.29%	-5.01%	0.00%
	2014		0.50%	0.80%	18.19	25.49	23,621	596,301	4.28%	4.60%	0.45%
	2013		0.50%	0.80%	17.39	24.40	19,218	465,005	39.29%	39.71%	0.48%
	2012		0.50%	0.80%	12.45	17.48	10,150	176,174	17.59%	17.95%	1.55%
LVIP Baron Growth Opportunities Fund Service Class
	2016		0.10%	0.90%	11.53	37.27	775,697	13,468,266	4.73%	5.46%	0.48%
	2015		0.10%	0.80%	10.99	35.34	682,363	12,272,793	-5.53%	-4.87%	0.00%
	2014		0.10%	0.80%	11.61	37.15	519,291	11,498,072	4.02%	4.75%	0.20%
	2013		0.10%	0.80%	17.15	35.47	383,596	9,329,018	38.95%	39.92%	0.45%
	2012		0.10%	0.80%	12.32	25.35	291,634	5,525,744	17.30%	18.12%	1.26%
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
	2016		0.10%	0.80%	11.58	27.30	2,038,267	25,628,035	11.07%	11.85%	1.94%
	2015		0.10%	0.80%	10.41	24.41	1,655,552	18,984,473	-5.62%	-4.96%	1.97%
	2014		0.10%	0.80%	11.01	25.68	1,206,305	15,241,882	2.66%	3.39%	2.08%
	2013		0.10%	0.80%	10.89	24.84	660,111	8,829,476	17.27%	18.10%	1.76%
	2012		0.10%	0.80%	9.27	21.03	253,413	3,443,212	16.05%	16.99%	0.69%
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	4.19%
	2015		0.10%	0.80%	7.45	8.33	606,100	4,932,317	-15.69%	-15.09%	2.21%
	2014		0.10%	0.80%	8.83	9.86	201,433	1,907,611	-5.65%	-4.98%	2.14%
	2013	7/5/13	0.10%	0.80%	9.36	10.43	25,752	249,198	-4.05%	8.72%	1.44%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class
	2016	8/4/16	0.10%	0.90%	10.20	10.26	84,660	865,838	-0.84%	-0.10%	1.60%
LVIP BlackRock Inflation Protected Bond Fund Standard Class
	2016		0.10%	0.90%	9.92	11.52	644,384	6,883,507	2.74%	3.47%	1.33%
	2015		0.10%	0.80%	9.63	11.14	502,517	5,311,799	-3.60%	-2.92%	1.27%
	2014		0.10%	0.80%	9.97	11.47	386,524	4,256,664	2.24%	2.96%	1.61%
	2013		0.10%	0.80%	10.86	11.14	255,354	2,802,434	-9.12%	-8.47%	0.55%
	2012		0.10%	0.80%	11.95	12.17	151,751	1,833,096	5.66%	6.40%	0.00%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class
	2016	7/13/16	0.60%	0.90%	$10.49	$10.51	79,154	$831,584	1.19%	2.13%	1.15%
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class
	2016	2/29/16	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.79%
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
	2016		0.10%	0.80%	9.64	24.87	334,257	4,234,590	-2.10%	-1.41%	0.43%
	2015		0.10%	0.80%	9.85	25.23	325,661	4,265,518	0.53%	1.24%	0.00%
	2014		0.10%	0.80%	9.79	24.92	360,983	4,632,237	4.51%	5.24%	0.00%
	2013		0.10%	0.80%	9.37	23.68	304,686	3,779,757	24.50%	25.37%	0.00%
	2012		0.10%	0.80%	7.53	18.88	332,616	3,356,842	15.46%	16.27%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund Standard Class
	2016		0.10%	0.80%	9.51	24.10	399,018	4,308,340	1.44%	2.16%	0.00%
	2015		0.10%	0.80%	9.36	23.59	363,985	3,917,068	-4.96%	-4.29%	0.00%
	2014		0.10%	0.80%	9.82	24.65	300,287	3,497,303	-8.06%	-7.40%	0.00%
	2013		0.10%	0.80%	12.35	26.62	245,723	3,118,290	23.83%	24.70%	0.00%
	2012		0.10%	0.80%	9.97	21.35	86,051	898,628	5.63%	6.37%	0.00%
LVIP Clarion Global Real Estate Fund Standard Class
	2016		0.10%	0.90%	9.72	31.04	874,911	10,153,977	0.38%	1.08%	4.54%
	2015		0.10%	0.80%	9.68	30.71	578,724	6,452,473	-2.01%	-1.32%	3.38%
	2014		0.10%	0.80%	9.88	31.12	351,930	3,876,071	12.98%	13.78%	3.03%
	2013		0.10%	0.80%	8.74	27.35	274,642	2,565,547	2.48%	3.20%	0.00%
	2012		0.10%	0.80%	8.53	26.50	224,367	2,027,089	23.69%	24.56%	0.00%
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class
	2016		0.10%	0.60%	9.73	9.73	7,767	75,075	3.68%	3.68%	1.45%
	2015	8/24/15	0.10%	0.10%	9.38	9.38	791	7,423	3.03%	3.03%	0.97%
LVIP Delaware Bond Fund Standard Class
	2016		0.10%	0.90%	10.79	22.63	3,581,182	59,390,926	1.90%	2.62%	2.65%
	2015		0.10%	0.80%	10.56	22.21	3,033,277	52,381,211	-0.41%	0.29%	2.39%
	2014		0.10%	0.80%	10.59	22.30	2,977,117	53,775,392	5.13%	5.87%	2.17%
	2013		0.10%	0.80%	13.99	21.21	2,523,401	45,187,729	-3.09%	-2.41%	1.74%
	2012		0.10%	0.80%	14.41	21.89	2,790,946	51,389,524	5.76%	6.50%	2.10%
LVIP Delaware Diversified Floating Rate Fund Standard Class
	2016		0.10%	0.90%	10.07	10.80	908,168	9,307,860	1.43%	2.15%	0.00%
	2015		0.10%	0.80%	9.91	10.57	585,326	5,903,704	-1.51%	-0.81%	1.98%
	2014		0.10%	0.80%	10.04	10.66	410,354	4,220,428	-0.19%	0.52%	1.44%
	2013		0.10%	0.80%	10.34	10.61	328,228	3,426,305	-0.05%	0.65%	1.17%
	2012		0.10%	0.80%	10.34	10.54	98,546	1,025,880	3.39%	4.12%	1.47%
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class
	2016		0.20%	0.80%	13.65	21.83	171,688	3,125,583	4.78%	5.09%	1.60%
	2015		0.50%	0.80%	13.00	20.84	175,120	3,076,682	-2.12%	-1.82%	1.53%
	2014		0.50%	0.80%	13.26	21.29	203,096	3,633,014	3.51%	3.82%	2.32%
	2013		0.50%	0.80%	12.78	20.57	207,668	3,602,003	19.28%	19.64%	1.64%
	2012		0.50%	0.80%	10.70	17.24	189,616	2,749,503	12.39%	12.73%	1.75%
LVIP Delaware Social Awareness Fund Standard Class
	2016		0.10%	0.80%	13.10	32.55	257,687	3,662,783	5.79%	6.54%	1.42%
	2015		0.10%	0.80%	12.36	30.56	267,420	3,779,362	-1.45%	-0.77%	1.56%
	2014		0.10%	0.80%	12.52	30.79	232,048	3,392,876	14.28%	15.10%	2.27%
	2013		0.10%	0.80%	13.66	26.75	66,411	1,187,618	34.61%	35.58%	1.45%
	2012		0.10%	0.80%	10.13	19.73	56,849	778,889	14.36%	15.17%	0.64%
LVIP Delaware Special Opportunities Fund Standard Class
	2016		0.10%	0.90%	14.15	39.10	392,507	6,055,598	19.45%	20.28%	1.73%
	2015		0.10%	0.80%	11.82	32.50	338,708	4,409,428	-0.54%	0.16%	1.42%
	2014		0.10%	0.80%	11.86	32.45	205,592	2,869,538	6.77%	7.52%	1.69%
	2013		0.10%	0.80%	13.80	30.18	99,170	1,457,098	32.72%	33.65%	1.40%
	2012		0.10%	0.80%	10.40	22.58	63,972	737,951	14.02%	14.82%	0.86%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Dimensional International Equity Managed Volatility Fund Standard Class
	2016		0.10%	0.80%	$9.45	$10.35	403,981	$3,907,027	1.16%	1.87%	2.33%
	2015		0.10%	0.80%	9.33	10.16	356,387	3,404,200	-4.74%	-4.07%	1.12%
	2014		0.10%	0.80%	9.77	10.59	228,870	2,304,799	-8.24%	-7.59%	3.02%
	2013		0.10%	0.80%	11.24	11.46	102,503	1,157,764	14.20%	15.01%	2.55%
	2012	3/12/12	0.10%	0.80%	9.84	9.96	37,165	366,742	5.72%	13.38%	5.45%
LVIP Dimensional International Core Equity Fund Standard Class
	2016		0.10%	0.60%	9.29	9.37	597,525	5,562,036	3.88%	4.40%	3.60%
	2015	8/20/15	0.10%	0.60%	8.94	8.97	55,966	501,813	-3.05%	0.90%	1.83%
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	2016		0.10%	0.80%	16.36	32.87	156,098	2,380,091	13.50%	14.30%	2.37%
	2015		0.10%	0.80%	14.39	28.76	61,405	1,091,671	-2.79%	-2.10%	1.68%
	2014		0.10%	0.80%	14.77	29.37	57,891	1,052,205	12.28%	13.06%	2.14%
	2013		0.10%	0.80%	13.13	25.98	53,940	864,846	32.20%	33.13%	1.65%
	2012		0.10%	0.80%	9.91	19.51	66,949	817,718	14.40%	15.20%	1.19%
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
	2016		0.10%	0.60%	10.85	10.94	386,030	4,209,227	16.06%	16.64%	1.70%
	2015	9/21/15	0.10%	0.60%	9.35	9.38	74,237	696,256	-3.25%	0.97%	1.29%
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
	2016		0.10%	0.80%	11.47	15.35	500,673	6,202,577	10.25%	11.02%	1.25%
	2015		0.10%	0.80%	10.38	13.83	444,012	5,101,590	-8.35%	-7.71%	1.41%
	2014		0.10%	0.80%	11.30	14.98	261,628	3,453,161	3.86%	4.59%	1.20%
	2013		0.10%	0.80%	14.05	14.32	140,434	1,983,457	28.15%	29.05%	1.27%
	2012	3/12/12	0.10%	0.80%	10.97	11.10	51,138	562,406	2.88%	8.39%	2.75%
LVIP Dimensional/Vanguard Total Bond Fund Standard Class
	2016		0.10%	0.90%	10.48	11.25	1,868,836	19,902,488	1.30%	2.01%	2.02%
	2015		0.10%	0.80%	10.33	11.03	904,000	9,483,704	-0.49%	0.21%	2.06%
	2014		0.10%	0.80%	10.36	11.01	470,175	4,973,711	3.80%	4.54%	2.20%
	2013		0.10%	0.80%	10.34	10.53	151,991	1,582,815	-3.53%	-2.85%	1.50%
	2012		0.10%	0.80%	10.71	10.84	356,482	3,832,549	2.90%	3.63%	9.62%
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
	2016		0.10%	0.80%	9.71	21.36	413,441	4,179,669	1.60%	2.32%	1.58%
	2015		0.10%	0.80%	9.54	20.88	331,927	3,343,786	-8.76%	-8.12%	1.58%
	2014		0.10%	0.80%	10.44	22.72	248,867	2,795,662	-2.77%	-2.09%	1.85%
	2013		0.10%	0.80%	11.24	23.20	117,389	1,428,445	18.97%	19.81%	1.70%
	2012		0.10%	0.80%	9.45	19.37	74,584	762,280	20.25%	21.09%	2.03%
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	2016		0.10%	0.90%	11.17	19.80	551,498	8,164,651	4.18%	4.92%	2.21%
	2015		0.10%	0.80%	10.70	18.87	496,796	7,211,726	-2.78%	-2.09%	2.08%
	2014		0.10%	0.80%	10.99	19.28	473,091	7,054,282	4.86%	5.60%	2.37%
	2013		0.10%	0.80%	13.88	18.25	342,364	5,442,008	8.88%	9.64%	1.91%
	2012		0.10%	0.80%	12.72	16.65	323,222	4,844,736	8.90%	9.66%	3.93%
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	2016		0.10%	0.90%	10.85	21.37	3,069,934	39,993,893	3.91%	4.64%	1.83%
	2015		0.10%	0.80%	10.42	20.42	2,977,623	37,554,423	-4.46%	-3.79%	2.18%
	2014		0.10%	0.80%	10.88	21.22	2,244,048	30,585,515	2.64%	3.36%	2.43%
	2013		0.10%	0.80%	11.80	20.53	1,558,742	22,084,158	12.64%	13.43%	1.82%
	2012		0.10%	0.80%	10.45	18.10	1,278,905	16,642,441	8.27%	9.03%	2.67%
LVIP Global Income Fund Standard Class
	2016		0.10%	0.80%	9.87	12.47	326,337	3,660,669	-0.29%	0.41%	0.00%
	2015		0.10%	0.80%	9.88	12.42	294,972	3,323,096	-2.80%	-2.12%	3.25%
	2014		0.10%	0.80%	10.15	12.69	270,465	3,156,150	1.13%	1.84%	0.67%
	2013		0.10%	0.80%	12.04	12.46	194,813	2,351,299	-3.60%	-2.92%	0.20%
	2012		0.10%	0.80%	12.49	12.83	235,157	3,001,084	6.83%	7.58%	2.14%
LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	2016		0.10%	0.90%	10.90	20.46	2,944,651	41,478,491	3.51%	4.24%	1.75%
	2015		0.10%	0.80%	10.51	19.63	2,778,911	38,832,818	-4.14%	-3.47%	2.05%
	2014		0.10%	0.80%	10.94	20.33	2,583,875	37,774,340	3.32%	4.04%	2.10%
	2013		0.10%	0.80%	12.90	19.54	2,186,332	31,839,252	10.96%	11.74%	2.02%
	2012		0.10%	0.80%	11.60	17.49	1,449,011	19,485,428	8.72%	9.48%	3.25%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Government Money Market Fund Standard Class
	2016		0.10%	0.90%	$9.81	$12.24	7,091,327	$72,501,029	-0.77%	-0.07%	0.03%
	2015		0.10%	0.80%	9.86	12.34	5,828,693	60,335,063	-0.77%	-0.08%	0.02%
	2014		0.10%	0.80%	9.92	12.43	8,102,153	83,346,817	-0.77%	-0.07%	0.03%
	2013		0.10%	0.80%	9.99	12.53	5,160,144	54,706,127	-0.77%	-0.08%	0.02%
	2012		0.10%	0.80%	9.99	12.63	4,503,968	48,602,909	-0.77%	-0.07%	0.03%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class
	2016		0.10%	0.80%	10.81	10.96	35,195	379,591	10.48%	11.07%	1.21%
	2015		0.10%	0.60%	9.79	9.79	15,134	148,130	-5.41%	-5.41%	1.94%
	2014	8/20/14	0.60%	0.60%	10.35	10.35	12,938	133,868	-0.82%	0.47%	1.96%
LVIP JPMorgan High Yield Fund Standard Class
	2016		0.10%	0.90%	11.33	15.29	830,302	10,626,159	12.36%	13.15%	5.75%
	2015		0.10%	0.80%	10.07	13.52	660,504	7,742,301	-4.70%	-4.03%	5.88%
	2014		0.10%	0.80%	10.54	14.08	423,650	5,458,032	2.02%	2.74%	5.17%
	2013		0.10%	0.80%	13.37	13.71	212,104	2,826,642	5.72%	6.46%	6.54%
	2012		0.10%	0.80%	12.64	12.88	91,437	1,170,488	14.01%	14.81%	6.09%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
	2016		0.10%	0.80%	11.41	30.36	555,288	7,115,920	9.13%	9.90%	0.73%
	2015		0.10%	0.80%	10.44	27.62	482,923	5,705,810	-8.47%	-7.83%	0.87%
	2014		0.10%	0.80%	11.38	29.97	344,124	4,632,651	7.25%	8.01%	1.18%
	2013		0.10%	0.80%	12.79	27.75	116,120	1,643,422	23.18%	24.05%	0.64%
	2012		0.10%	0.80%	10.39	22.37	68,591	734,205	12.85%	13.65%	0.00%
LVIP Managed Risk Profile 2010 Fund Standard Class
	2016		0.60%	0.60%	13.55	13.55	17,019	230,643	3.81%	3.81%	1.53%
	2015		0.60%	0.80%	12.83	13.05	23,530	305,758	-2.39%	-2.20%	1.93%
	2014		0.60%	0.80%	13.15	13.35	21,574	287,101	3.94%	4.15%	1.46%
	2013		0.60%	0.80%	12.65	12.82	50,298	643,677	8.06%	8.28%	1.27%
	2012		0.60%	0.80%	11.70	11.84	53,128	627,655	7.68%	7.89%	2.29%
LVIP Managed Risk Profile 2020 Fund Standard Class
	2016		0.50%	0.80%	12.75	13.13	74,032	955,510	3.62%	3.92%	1.82%
	2015		0.50%	0.80%	12.31	12.64	79,185	984,521	-2.99%	-2.71%	1.85%
	2014		0.50%	0.80%	12.69	12.99	78,545	1,005,416	3.56%	3.88%	1.96%
	2013		0.50%	0.80%	12.25	12.50	79,326	979,488	10.25%	10.56%	1.38%
	2012		0.50%	0.80%	11.11	11.31	81,238	908,627	7.52%	7.89%	2.11%
LVIP Managed Risk Profile 2030 Fund Standard Class
	2016		0.20%	0.80%	12.45	12.69	139,438	1,570,785	2.89%	3.10%	1.88%
	2015		0.50%	0.80%	12.10	12.41	122,582	1,506,753	-3.44%	-3.15%	1.77%
	2014		0.50%	0.80%	12.53	12.82	126,134	1,602,745	3.33%	3.64%	1.83%
	2013		0.50%	0.80%	12.12	12.37	143,352	1,755,955	12.84%	13.18%	1.55%
	2012		0.50%	0.80%	10.74	10.93	114,822	1,246,331	7.04%	7.36%	1.95%
LVIP Managed Risk Profile 2040 Fund Standard Class
	2016		0.60%	0.80%	11.74	11.97	131,728	1,548,722	2.98%	3.19%	1.81%
	2015		0.60%	0.80%	11.40	11.60	122,395	1,397,237	-4.00%	-3.80%	1.76%
	2014		0.60%	0.80%	11.87	12.05	117,761	1,400,167	2.66%	2.86%	3.06%
	2013		0.60%	0.80%	11.57	11.72	90,605	1,050,516	15.61%	15.84%	1.23%
	2012		0.60%	0.80%	10.00	10.12	100,624	1,008,601	6.27%	6.48%	1.73%
LVIP MFS International Growth Fund Standard Class
	2016		0.10%	0.90%	9.79	21.42	939,685	9,991,111	0.85%	1.56%	1.63%
	2015		0.10%	0.80%	9.71	21.10	721,756	7,651,982	0.48%	1.19%	1.45%
	2014		0.10%	0.80%	9.66	20.85	468,245	4,951,803	-5.81%	-5.14%	1.37%
	2013		0.10%	0.80%	10.26	21.98	258,187	2,841,115	12.71%	13.50%	0.88%
	2012		0.10%	0.80%	9.10	19.36	129,081	1,210,283	18.44%	19.28%	0.82%
LVIP MFS Value Fund Standard Class
	2016		0.10%	0.90%	13.52	32.62	1,985,804	30,683,259	13.15%	13.95%	2.14%
	2015		0.10%	0.80%	11.93	28.63	1,368,011	19,270,734	-1.33%	-0.64%	2.63%
	2014		0.10%	0.80%	12.07	28.82	743,404	11,615,411	9.63%	10.40%	2.74%
	2013		0.10%	0.80%	13.45	26.10	530,535	7,749,055	34.88%	35.82%	2.04%
	2012		0.10%	0.80%	9.97	19.22	411,303	4,464,513	15.40%	16.21%	1.27%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Mondrian International Value Fund Standard Class
	2016		0.10%	0.90%	$9.40	$22.82	990,568	$14,062,173	3.18%	3.91%	2.94%
	2015		0.10%	0.80%	9.09	22.12	859,570	12,818,554	-4.56%	-3.89%	3.31%
	2014		0.10%	0.80%	9.51	23.18	561,183	9,200,801	-3.32%	-2.64%	4.05%
	2013		0.10%	0.80%	9.81	23.97	538,481	9,629,073	20.87%	21.72%	2.63%
	2012		0.10%	0.80%	8.10	19.83	484,907	7,295,461	8.74%	9.51%	2.92%
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
	2016		0.10%	0.80%	9.59	9.77	43,278	416,764	5.06%	5.79%	1.68%
	2015	1/20/15	0.10%	0.80%	9.13	9.24	27,049	247,471	-9.89%	-5.80%	2.52%
LVIP SSGA Bond Index Fund Standard Class
	2016		0.10%	0.90%	10.63	13.04	1,129,679	12,441,584	1.46%	2.17%	2.40%
	2015		0.10%	0.80%	10.45	12.76	808,371	8,946,098	-0.55%	0.15%	3.19%
	2014		0.10%	0.80%	10.49	12.74	309,839	3,737,225	4.91%	5.65%	2.43%
	2013		0.10%	0.80%	11.90	12.06	225,543	2,704,484	-3.35%	-2.66%	2.24%
	2012		0.10%	0.80%	12.31	12.43	110,613	1,371,912	3.03%	3.75%	2.19%
LVIP SSGA Conservative Index Allocation Fund Standard Class
	2016		0.10%	0.90%	11.04	13.78	494,982	5,898,075	4.17%	4.90%	2.20%
	2015		0.10%	0.80%	10.57	13.14	343,180	4,047,772	-1.73%	-1.04%	1.82%
	2014		0.10%	0.80%	10.74	13.28	352,774	4,219,967	3.90%	4.62%	2.04%
	2013		0.10%	0.80%	12.39	12.69	218,625	2,697,029	5.95%	6.77%	2.88%
	2012		0.10%	0.80%	11.75	11.89	7,366	86,454	8.44%	8.99%	3.35%
LVIP SSGA Conservative Structured Allocation Fund Standard Class
	2016		0.10%	0.60%	11.22	13.89	203,110	2,486,958	6.20%	6.73%	2.08%
	2015		0.10%	0.60%	10.57	13.01	211,141	2,435,041	-2.45%	-1.95%	2.33%
	2014		0.10%	0.60%	10.83	13.27	246,204	2,882,810	4.91%	5.44%	2.49%
	2013		0.10%	0.60%	12.37	12.37	113,307	1,378,222	6.43%	6.43%	4.03%
	2012		0.60%	0.60%	11.62	11.62	236	2,740	7.66%	7.66%	3.90%
LVIP SSGA Developed International 150 Fund Standard Class
	2016		0.10%	0.90%	10.20	25.26	870,605	10,120,346	8.85%	9.62%	4.27%
	2015		0.10%	0.80%	9.37	23.04	538,966	6,007,995	-5.06%	-4.39%	3.64%
	2014		0.10%	0.80%	9.87	24.10	281,155	3,300,404	0.11%	0.81%	6.58%
	2013		0.10%	0.80%	9.97	23.91	67,593	822,023	19.58%	20.19%	4.65%
	2012		0.10%	0.60%	8.34	19.89	17,501	266,999	12.96%	13.52%	3.42%
LVIP SSGA Emerging Markets 100 Fund Standard Class
	2016		0.10%	0.90%	9.84	24.81	1,092,937	11,976,982	14.52%	15.32%	3.00%
	2015		0.10%	0.80%	8.58	21.51	762,865	7,383,912	-17.70%	-17.12%	5.64%
	2014		0.10%	0.80%	10.40	25.96	396,974	4,898,853	-4.14%	-3.47%	3.51%
	2013		0.10%	0.80%	13.45	26.89	250,332	3,432,444	-3.60%	-2.93%	2.90%
	2012		0.10%	0.80%	13.95	27.70	144,187	2,188,634	11.76%	12.54%	2.65%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
	2016		0.10%	0.80%	10.28	21.00	612,901	7,127,985	4.75%	5.52%	1.84%
	2015		0.10%	0.80%	9.79	19.90	607,187	6,910,142	-7.27%	-6.61%	3.26%
	2014		0.10%	0.80%	10.54	21.31	503,710	6,485,128	3.14%	3.87%	2.48%
	2013		0.10%	0.80%	10.20	20.52	412,126	5,188,052	8.93%	9.70%	2.04%
	2012		0.10%	0.80%	9.34	18.70	458,299	5,713,087	10.26%	11.04%	3.50%
LVIP SSGA International Index Fund Standard Class
	2016		0.10%	0.90%	8.75	20.37	2,971,157	29,892,602	0.19%	0.89%	3.42%
	2015		0.10%	0.80%	8.73	20.19	1,862,027	18,612,648	-2.00%	-1.32%	2.89%
	2014		0.10%	0.80%	8.91	20.46	1,143,042	11,635,327	-6.59%	-5.94%	4.07%
	2013		0.10%	0.80%	9.54	21.75	349,203	3,629,579	20.02%	20.86%	2.05%
	2012		0.10%	0.80%	7.95	18.00	114,285	925,245	17.19%	18.01%	2.24%
LVIP SSGA International Managed Volatility Fund Standard Class
	2016	12/9/16	0.10%	0.80%	7.87	8.82	804,059	6,938,500	-0.42%	-0.38%	1.01%
LVIP SSGA Large Cap 100 Fund Standard Class
	2016		0.10%	0.90%	14.56	42.85	760,433	11,926,391	20.56%	21.41%	2.87%
	2015		0.10%	0.80%	12.05	35.29	471,734	6,420,014	-5.43%	-4.77%	3.42%
	2014		0.10%	0.80%	12.72	37.06	177,198	2,798,701	15.79%	16.61%	3.76%
	2013		0.10%	0.80%	15.16	31.78	57,226	879,666	34.77%	35.71%	2.75%
	2012		0.10%	0.80%	11.25	23.42	45,855	534,290	11.33%	12.11%	2.04%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Moderate Index Allocation Fund Standard Class
	2016		0.10%	0.90%	$11.33	$15.00	1,876,495	$22,131,975	6.01%	6.54%	2.29%
	2015		0.10%	0.60%	10.68	14.08	1,369,128	15,454,418	-2.07%	-1.57%	1.98%
	2014		0.10%	0.60%	10.91	14.30	1,013,547	11,795,765	3.79%	4.31%	3.15%
	2013		0.10%	0.60%	13.48	13.71	372,316	4,390,335	11.79%	12.35%	3.31%
	2012		0.10%	0.60%	12.06	12.20	52,503	638,032	11.04%	11.59%	2.38%
LVIP SSGA Moderate Structured Allocation Fund Standard Class
	2016		0.10%	0.90%	11.60	15.17	1,602,468	19,975,569	8.40%	9.16%	2.48%
	2015		0.10%	0.80%	10.68	13.90	1,351,244	15,310,093	-3.47%	-2.79%	2.99%
	2014		0.10%	0.80%	11.04	14.30	1,192,324	13,957,959	4.72%	5.45%	4.79%
	2013		0.10%	0.80%	13.33	13.56	538,956	6,322,477	12.13%	12.69%	6.30%
	2012		0.10%	0.60%	11.89	12.03	111,463	1,328,653	9.88%	10.43%	6.42%
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class
	2016		0.10%	0.90%	11.40	15.35	2,571,724	30,901,566	6.72%	7.26%	2.22%
	2015		0.10%	0.60%	10.68	14.31	1,783,373	20,406,195	-2.62%	-2.13%	2.35%
	2014		0.10%	0.60%	10.97	14.62	1,013,276	12,488,171	3.39%	3.90%	3.14%
	2013		0.10%	0.60%	13.83	14.07	432,059	5,794,569	14.12%	14.69%	1.84%
	2012		0.10%	0.60%	12.12	12.27	277,107	3,359,857	12.18%	12.75%	4.25%
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class
	2016		0.10%	0.90%	11.72	15.81	967,061	12,769,234	9.82%	10.37%	2.59%
	2015		0.10%	0.60%	10.67	14.33	673,521	8,184,226	-4.06%	-3.58%	3.68%
	2014		0.10%	0.60%	11.12	14.86	429,950	5,798,190	4.65%	5.17%	4.29%
	2013		0.10%	0.60%	13.89	14.13	187,828	2,606,676	14.46%	15.04%	3.02%
	2012		0.10%	0.60%	12.14	12.28	72,975	886,428	10.72%	11.28%	4.18%
LVIP SSGA S&P 500 Index Fund Standard Class
	2016		0.10%	0.90%	13.85	34.57	13,155,701	189,593,553	10.87%	11.64%	2.30%
	2015		0.10%	0.80%	12.47	30.96	7,667,610	104,430,322	0.37%	1.07%	2.55%
	2014		0.10%	0.80%	12.40	30.63	3,805,746	55,130,486	12.52%	13.31%	2.54%
	2013		0.10%	0.80%	13.21	27.03	1,387,676	20,995,800	30.95%	31.87%	2.19%
	2012		0.10%	0.80%	10.07	20.50	550,819	6,665,566	14.73%	15.53%	1.02%
LVIP SSGA Small-Cap Index Fund Standard Class
	2016		0.10%	0.90%	13.07	36.59	1,850,776	26,191,763	19.72%	20.56%	1.66%
	2015		0.10%	0.80%	10.89	30.35	1,066,927	13,322,745	-5.47%	-4.81%	1.14%
	2014		0.10%	0.80%	11.50	31.89	544,980	7,847,367	3.84%	4.57%	1.16%
	2013		0.10%	0.80%	14.05	30.49	234,484	3,830,619	36.81%	37.77%	0.96%
	2012		0.10%	0.80%	10.27	22.13	112,939	1,543,601	14.97%	15.78%	0.86%
LVIP SSGA Small-Mid Cap 200 Fund Standard Class
	2016		0.10%	0.90%	13.64	48.32	988,473	15,347,833	29.05%	29.96%	2.76%
	2015		0.10%	0.80%	10.55	37.18	444,564	6,060,403	-7.58%	-6.93%	3.18%
	2014		0.10%	0.80%	11.39	39.95	225,924	3,871,090	3.47%	4.20%	4.08%
	2013		0.10%	0.80%	18.46	38.34	132,908	2,452,895	33.42%	34.36%	4.29%
	2012		0.10%	0.80%	13.84	28.54	25,264	424,710	12.92%	13.71%	2.84%
LVIP T. Rowe Price Growth Stock Fund Standard Class
	2016		0.10%	0.90%	14.04	35.04	1,402,765	21,261,005	0.59%	1.29%	0.11%
	2015		0.10%	0.80%	13.93	34.59	888,310	13,683,665	9.85%	10.62%	0.00%
	2014		0.10%	0.80%	12.66	31.27	434,922	6,464,597	7.85%	8.60%	0.00%
	2013		0.10%	0.80%	14.96	28.80	155,811	2,636,981	37.94%	38.91%	0.00%
	2012		0.10%	0.80%	10.84	20.73	132,055	1,578,188	17.37%	18.19%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	2016		0.10%	0.90%	13.27	38.77	500,705	9,400,474	6.70%	7.45%	0.31%
	2015		0.10%	0.80%	12.41	36.08	387,313	7,318,513	1.29%	2.00%	0.15%
	2014		0.10%	0.80%	12.23	35.37	246,767	5,159,906	10.70%	11.48%	0.28%
	2013		0.10%	0.80%	15.84	31.73	176,219	3,845,501	33.72%	34.66%	0.00%
	2012		0.10%	0.80%	11.82	23.56	111,776	1,904,704	15.38%	16.19%	0.00%
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
	2016		0.60%	0.90%	9.94	9.94	166,539	1,670,010	3.46%	3.46%	2.48%
	2015	10/28/15	0.60%	0.60%	9.60	9.60	17,271	165,891	-1.62%	-1.62%	1.41%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Vanguard Domestic Equity ETF Fund Standard Class
	2016		0.10%	0.90%	$13.46	$17.74	1,972,475	$27,304,212	11.25%	12.03%	1.86%
	2015		0.10%	0.80%	12.07	15.83	1,377,013	17,197,052	-1.10%	-0.41%	2.18%
	2014		0.10%	0.80%	12.18	15.90	649,703	8,393,053	11.32%	12.10%	2.92%
	2013		0.10%	0.80%	14.00	14.18	185,568	2,218,935	29.74%	30.39%	4.33%
	2012		0.10%	0.60%	10.79	10.88	3,599	38,914	14.49%	15.05%	2.56%
LVIP Vanguard International Equity ETF Fund Standard Class
	2016		0.10%	0.90%	10.18	11.03	2,013,569	20,697,112	2.89%	3.61%	2.61%
	2015		0.10%	0.80%	9.87	10.65	1,336,933	13,338,058	-3.73%	-3.05%	3.34%
	2014		0.10%	0.80%	10.23	10.98	543,263	5,663,700	-5.40%	-4.74%	3.19%
	2013		0.10%	0.80%	11.38	11.53	175,573	1,960,144	14.06%	14.63%	3.96%
	2012		0.10%	0.60%	9.97	9.97	59,503	594,027	18.64%	18.64%	5.16%
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class
	2015		0.10%	0.80%	9.67	9.79	42,252	409,991	-5.21%	-4.50%	1.32%
	2014	5/23/14	0.10%	0.80%	10.20	10.25	47,320	484,318	-1.22%	2.23%	1.14%
LVIP Wellington Capital Growth Fund Standard Class
	2016		0.10%	0.90%	13.60	32.19	167,897	3,495,298	-0.70%	0.00%	0.00%
	2015		0.10%	0.80%	13.66	32.19	128,779	2,826,685	8.55%	9.31%	0.00%
	2014		0.10%	0.80%	15.67	29.44	88,168	1,610,204	10.49%	11.26%	0.20%
	2013		0.10%	0.80%	14.18	26.46	71,072	1,176,314	34.92%	35.87%	0.00%
	2012		0.10%	0.80%	10.51	19.48	56,705	681,750	18.12%	18.95%	0.00%
LVIP Wellington Mid-Cap Value Fund Standard Class
	2016		0.10%	0.90%	13.03	38.97	351,137	5,457,534	12.17%	12.95%	0.51%
	2015		0.10%	0.80%	11.59	34.50	273,198	3,786,807	-2.30%	-1.61%	0.70%
	2014		0.10%	0.80%	11.84	35.06	228,458	3,328,467	7.43%	8.18%	0.35%
	2013		0.10%	0.80%	13.09	32.41	166,314	2,350,326	33.09%	34.02%	0.16%
	2012		0.10%	0.80%	9.84	24.18	76,504	843,541	23.13%	23.99%	0.42%
M Capital Appreciation Fund
	2016		0.50%	0.80%	20.12	43.80	41,337	1,470,085	20.10%	20.46%	0.00%
	2015		0.50%	0.80%	16.72	36.47	42,616	1,251,329	-7.33%	-7.05%	0.00%
	2014		0.50%	0.80%	18.00	39.36	43,321	1,374,406	11.52%	11.86%	0.00%
	2013		0.50%	0.80%	16.11	35.29	51,997	1,461,935	38.10%	38.51%	0.00%
	2012		0.50%	0.80%	11.64	25.55	53,636	1,100,965	16.50%	16.85%	0.34%
M International Equity Fund
	2016		0.50%	0.80%	7.97	20.77	104,828	1,686,153	-0.85%	-0.55%	1.03%
	2015		0.50%	0.80%	8.02	20.95	120,949	1,935,006	-4.71%	-4.42%	1.68%
	2014		0.50%	0.80%	8.40	21.98	114,532	1,930,448	-7.80%	-7.52%	2.41%
	2013		0.50%	0.80%	9.09	23.84	101,245	1,865,489	15.40%	15.74%	2.45%
	2012		0.50%	0.80%	7.86	20.66	95,375	1,528,442	19.72%	20.08%	1.96%
M Large Cap Growth Fund
	2016		0.50%	0.80%	17.11	30.51	52,226	1,303,358	-3.10%	-2.81%	0.00%
	2015		0.50%	0.80%	17.62	31.48	51,012	1,323,349	6.85%	7.17%	0.03%
	2014		0.50%	0.80%	16.46	29.47	54,479	1,319,963	9.33%	9.66%	0.04%
	2013		0.50%	0.80%	15.03	26.95	64,239	1,422,883	35.07%	35.47%	0.57%
	2012		0.50%	0.80%	11.10	19.95	60,839	999,329	18.36%	18.72%	0.05%
M Large Cap Value Fund
	2016		0.50%	0.60%	17.52	22.51	32,835	728,054	8.98%	9.09%	1.58%
	2015		0.50%	0.60%	13.56	20.66	40,445	785,658	-1.25%	-1.15%	1.34%
	2014		0.50%	0.60%	13.74	20.92	40,875	801,852	9.03%	9.14%	1.20%
	2013		0.50%	0.60%	12.60	19.19	40,344	722,108	33.42%	33.55%	2.72%
	2012		0.50%	0.60%	9.44	14.38	45,503	612,157	16.59%	16.70%	0.81%
MFS VIT Core Equity Series Initial Class
	2015		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.95%
	2014		0.60%	0.80%	20.36	25.03	72,450	1,531,765	10.35%	10.57%	0.78%
	2013		0.60%	0.80%	18.45	22.68	75,618	1,453,304	33.53%	33.80%	1.01%
	2012		0.60%	0.80%	13.82	16.98	72,897	1,053,545	15.30%	15.53%	0.79%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS VIT Growth Series Initial Class
	2016		0.10%	0.90%	$12.49	$33.69	966,520	$15,992,319	1.63%	2.34%	0.04%
	2015		0.10%	0.80%	12.29	32.92	761,288	12,654,832	6.70%	7.45%	0.15%
	2014		0.10%	0.80%	11.52	30.64	808,972	12,434,715	8.08%	8.84%	0.11%
	2013		0.10%	0.80%	10.66	28.15	732,376	10,986,197	35.76%	36.71%	0.24%
	2012		0.10%	0.80%	7.85	20.59	685,964	7,436,312	16.45%	17.27%	0.00%
MFS VIT Total Return Series Initial Class
	2016		0.10%	0.90%	14.80	25.50	884,748	19,335,057	8.23%	8.99%	2.67%
	2015		0.10%	0.80%	13.65	23.56	878,090	17,964,583	-1.16%	-0.47%	2.64%
	2014		0.10%	0.80%	13.78	23.84	820,820	17,077,890	7.63%	8.39%	1.87%
	2013		0.10%	0.80%	12.78	22.15	904,634	17,572,435	18.10%	18.93%	1.78%
	2012		0.10%	0.80%	10.80	18.75	954,957	15,795,394	10.37%	11.15%	2.75%
MFS VIT Utilities Series Initial Class
	2016		0.10%	0.90%	11.12	47.08	920,481	18,656,422	10.58%	11.36%	3.54%
	2015		0.10%	0.80%	10.04	42.57	805,219	16,324,055	-15.20%	-14.60%	4.13%
	2014		0.10%	0.80%	11.81	50.20	766,066	19,355,533	11.83%	12.62%	2.09%
	2013		0.10%	0.80%	14.11	44.89	626,522	16,243,187	19.56%	20.40%	2.34%
	2012		0.10%	0.80%	11.78	37.55	615,652	13,766,941	12.58%	13.37%	6.75%
MFS VIT II Core Equity Portfolio Initial Class
	2016		0.60%	0.80%	22.27	27.37	92,454	2,130,374	10.49%	10.71%	0.84%
	2015	3/27/15	0.60%	0.80%	20.16	24.78	56,683	1,196,920	-3.14%	-2.99%	0.50%
Neuberger Berman AMT Large Cap Value Portfolio I Class
	2016		0.80%	0.80%	20.62	22.06	87,740	1,909,938	26.35%	26.35%	0.73%
	2015		0.80%	0.80%	16.32	17.46	96,190	1,651,840	-12.51%	-12.51%	0.71%
	2014		0.80%	0.80%	18.65	19.96	102,025	1,998,778	8.98%	8.98%	0.74%
	2013		0.80%	0.80%	17.12	18.31	107,258	1,924,724	30.09%	30.09%	1.17%
	2012		0.80%	0.80%	13.16	14.08	111,711	1,540,113	15.67%	15.67%	0.43%
Neuberger Berman AMT Mid Cap Growth Portfolio I Class
	2016		0.20%	0.80%	15.56	32.13	865,859	15,243,257	3.56%	3.87%	0.00%
	2015		0.50%	0.80%	15.03	31.03	907,251	16,225,584	0.47%	0.77%	0.00%
	2014		0.50%	0.80%	14.96	30.88	966,436	17,181,670	6.72%	7.04%	0.00%
	2013		0.50%	0.80%	14.02	28.94	962,593	16,087,067	31.56%	31.95%	0.00%
	2012		0.50%	0.80%	10.65	21.99	986,237	12,569,086	11.52%	11.85%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class
	2016		0.20%	0.80%	18.51	32.04	135,844	3,891,341	15.24%	15.59%	0.61%
	2015		0.50%	0.80%	16.01	27.80	140,949	3,523,242	-9.07%	-8.79%	0.77%
	2014		0.50%	0.80%	17.55	30.57	147,194	4,035,915	12.93%	13.27%	1.07%
	2013		0.50%	0.80%	15.50	27.07	156,390	3,795,543	35.96%	36.37%	1.21%
	2012		0.50%	0.80%	11.36	19.91	165,006	2,924,556	14.61%	14.95%	0.64%
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class
	2016		0.10%	0.90%	6.66	9.05	986,728	7,834,333	14.24%	15.04%	1.04%
	2015		0.10%	0.80%	5.82	7.87	893,068	6,261,561	-26.30%	-25.78%	3.91%
	2014		0.10%	0.80%	7.88	10.60	555,146	5,472,685	-19.08%	-18.51%	0.37%
	2013		0.10%	0.80%	12.59	13.01	358,138	4,554,148	-15.38%	-14.79%	1.66%
	2012		0.10%	0.80%	14.88	15.27	257,164	3,872,910	4.55%	5.29%	2.85%
Putnam VT Global Health Care Fund Class IB
	2016		0.80%	0.80%	23.36	27.95	83,351	1,991,584	-12.06%	-12.06%	0.00%
	2015		0.80%	0.80%	26.56	31.78	112,856	3,075,327	6.93%	6.93%	0.00%
	2014		0.80%	0.80%	24.84	29.72	83,256	2,101,702	26.63%	26.63%	0.25%
	2013		0.80%	0.80%	19.61	23.47	79,887	1,610,658	40.54%	40.54%	0.99%
	2012		0.80%	0.80%	13.96	16.70	64,818	923,364	21.29%	21.29%	1.38%
Putnam VT Growth & Income Fund Class IB
	2016		0.80%	0.80%	19.62	22.38	73,018	1,451,725	14.10%	14.10%	1.52%
	2015		0.80%	0.80%	17.20	19.61	75,233	1,317,012	-8.26%	-8.26%	1.76%
	2014		0.80%	0.80%	18.74	21.38	74,963	1,429,997	9.85%	9.85%	1.30%
	2013		0.80%	0.80%	17.06	19.46	83,074	1,439,827	34.60%	34.60%	1.59%
	2012		0.80%	0.80%	12.68	14.46	79,285	1,020,660	18.19%	18.19%	1.53%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Templeton Foreign VIP Fund Class 1
	2016		0.80%	0.80%	$17.75	$17.75	101,874	$1,808,649	6.63%	6.63%	2.01%
	2015		0.80%	0.80%	16.65	16.65	104,944	1,747,249	-7.05%	-7.05%	3.44%
	2014		0.80%	0.80%	17.91	17.91	103,368	1,851,642	-11.60%	-11.60%	2.12%
	2013		0.80%	0.80%	20.26	20.26	145,142	2,941,007	22.29%	22.29%	2.51%
	2012		0.80%	0.80%	16.57	16.57	175,504	2,907,989	17.65%	17.65%	3.25%
Templeton Foreign VIP Fund Class 2
	2016		0.80%	0.80%	15.30	16.29	207,516	3,251,540	6.32%	6.32%	1.78%
	2015		0.80%	0.80%	14.39	15.32	223,244	3,290,822	-7.24%	-7.24%	3.21%
	2014		0.80%	0.80%	15.52	16.52	250,096	3,970,045	-11.84%	-11.84%	1.82%
	2013		0.80%	0.80%	17.60	18.74	292,972	5,266,506	21.99%	21.99%	2.38%
	2012		0.80%	0.80%	14.43	15.36	296,158	4,367,947	17.29%	17.29%	2.90%
Templeton Global Bond VIP Fund Class 1
	2016		0.10%	0.90%	9.76	20.08	918,891	12,461,873	2.39%	3.11%	0.00%
	2015		0.10%	0.80%	9.51	19.58	787,401	11,496,376	-4.87%	-4.20%	8.13%
	2014		0.10%	0.80%	17.40	20.54	437,708	7,756,670	1.31%	1.61%	4.97%
	2013		0.50%	0.80%	17.14	20.23	326,714	6,295,985	1.08%	1.38%	4.74%
	2012		0.50%	0.80%	16.93	19.97	363,550	6,970,479	14.39%	14.74%	6.35%
Templeton Growth VIP Fund Class 1
	2016		0.20%	0.80%	13.62	23.10	198,562	3,652,253	9.02%	9.35%	2.09%
	2015		0.50%	0.80%	12.45	21.19	220,387	3,756,530	-6.98%	-6.70%	2.84%
	2014		0.50%	0.80%	13.35	22.78	224,220	4,114,190	-3.31%	-3.02%	1.57%
	2013		0.50%	0.80%	13.76	23.56	223,207	4,253,696	30.00%	30.39%	2.82%
	2012		0.50%	0.80%	10.55	18.12	241,366	3,518,691	20.43%	20.79%	2.30%
Templeton Growth VIP Fund Class 2
	2016		0.80%	0.80%	18.43	21.53	72,161	1,403,096	8.75%	8.75%	1.91%
	2015		0.80%	0.80%	16.94	19.80	68,703	1,236,134	-7.23%	-7.23%	2.51%
	2014		0.80%	0.80%	18.26	21.34	81,749	1,592,780	-3.59%	-3.59%	1.34%
	2013		0.80%	0.80%	18.94	22.14	83,084	1,673,460	29.78%	29.78%	2.73%
	2012		0.80%	0.80%	14.60	17.06	89,982	1,405,878	20.10%	20.10%	2.04%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2016:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio Class A	$512,647	$396,118
AB VPS Growth and Income Portfolio Class A	1,347,892	1,451,873
AB VPS International Value Portfolio Class A	283,503	336,279
AB VPS Large Cap Growth Portfolio Class A	713,387	486,750
AB VPS Small/Mid Cap Value Portfolio Class A	2,960,017	1,608,111
American Century VP Balanced Fund Class I	2,030,922	18,568
American Century VP Inflation Protection Fund Class I	924,213	1,042,900
American Funds Global Growth Fund Class 2	7,123,501	1,840,502
American Funds Global Small Capitalization Fund Class 2	5,246,949	2,430,711
American Funds Growth Fund Class 2	19,470,792	4,607,060
American Funds Growth-Income Fund Class 2	35,886,132	4,101,716
American Funds International Fund Class 2	15,179,098	2,687,373
BlackRock Global Allocation V.I. Fund Class I	25,123,187	3,568,884
ClearBridge Variable Mid Cap Portfolio Class I	2,031,484	476,853
Delaware VIP Diversified Income Series Standard Class	4,218,976	4,180,258
Delaware VIP Emerging Markets Series Standard Class	6,486,150	3,319,262
Delaware VIP High Yield Series Standard Class	5,786,101	4,647,295
Delaware VIP Limited-Term Diversified Income Series Standard Class	13,167,009	802,534
Delaware VIP REIT Series Standard Class	5,210,443	2,977,490
Delaware VIP Small Cap Value Series Standard Class	6,958,698	3,546,245
Delaware VIP Smid Cap Growth Series Standard Class	7,636,181	2,620,424
Delaware VIP U.S. Growth Series Standard Class	4,185,316	3,326,895
Delaware VIP Value Series Standard Class	8,306,185	3,786,236
Deutsche Alternative Asset Allocation VIP Portfolio Class A	793,998	293,841
Deutsche Equity 500 Index VIP Portfolio Class A	5,712,772	4,104,204
Deutsche Small Cap Index VIP Portfolio Class A	889,763	481,824
Fidelity VIP Asset Manager Portfolio Initial Class	67,147	72,692
Fidelity VIP Contrafund Portfolio Service Class	13,344,326	6,402,803
Fidelity VIP Equity-Income Portfolio Initial Class	302,624	232,876
Fidelity VIP Equity-Income Portfolio Service Class	287,213	115,316
Fidelity VIP Growth Opportunities Portfolio Service Class	183,335	190,071
Fidelity VIP Growth Portfolio Service Class	5,932,723	2,104,077
Fidelity VIP High Income Portfolio Service Class	320,934	206,355
Fidelity VIP Investment Grade Bond Portfolio Initial Class	101,547	367,810
Fidelity VIP Mid Cap Portfolio Service Class	13,625,978	2,570,667
Fidelity VIP Overseas Portfolio Service Class	407,482	1,279,426
Franklin Income VIP Fund Class 1	3,632,811	2,017,998
Franklin Mutual Shares VIP Fund Class 1	1,869,706	1,049,044
Franklin Small-Mid Cap Growth VIP Fund Class 1	963,057	1,591,125
Invesco V.I. American Franchise Fund Series I	1,151,507	1,013,605
Invesco V.I. Core Equity Fund Series I	1,291,788	1,184,628
Invesco V.I. Core Plus Bond Fund Series I	85,506	90,569
Invesco V.I. International Growth Fund Series I	6,149,099	1,499,030
Janus Aspen Balanced Portfolio Institutional Shares	553,836	1,507,297
Janus Aspen Balanced Portfolio Service Shares	148,603	237,965
Janus Aspen Enterprise Portfolio Service Shares	525,020	383,579
Janus Aspen Global Research Portfolio Institutional Shares	538,333	460,335
Janus Aspen Global Research Portfolio Service Shares	119,083	50,385
Janus Aspen Global Technology Portfolio Service Shares	457,358	538,917
JPMorgan Insurance Trust Global Allocation Portfolio Class 1	665,373	25,920
LVIP Baron Growth Opportunities Fund Standard Class	49,523	106,929
LVIP Baron Growth Opportunities Fund Service Class	2,751,396	1,334,557
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	5,778,100	1,312,626
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	2,507,452	7,639,618
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class	883,941	5,427
LVIP BlackRock Inflation Protected Bond Fund Standard Class	1,999,836	522,388
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class	829,367	7,906
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	3,841	4,194
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	476,023	439,769

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	$635,493	$232,466
LVIP Clarion Global Real Estate Fund Standard Class	4,893,266	748,747
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	79,733	12,569
LVIP Delaware Bond Fund Standard Class	13,168,015	5,197,911
LVIP Delaware Diversified Floating Rate Fund Standard Class	3,710,379	450,946
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	397,637	198,773
LVIP Delaware Social Awareness Fund Standard Class	661,529	481,626
LVIP Delaware Special Opportunities Fund Standard Class	2,067,855	590,361
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	1,341,503	792,749
LVIP Dimensional International Core Equity Fund Standard Class	5,642,497	631,618
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	2,138,130	432,756
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	4,014,739	949,254
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	2,467,943	1,378,314
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	11,924,463	1,253,539
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	1,137,854	353,117
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	1,094,383	210,515
LVIP Global Growth Allocation Managed Risk Fund Standard Class	5,426,222	4,103,737
LVIP Global Income Fund Standard Class	569,348	228,676
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	4,898,227	2,767,647
LVIP Government Money Market Fund Standard Class	172,633,653	155,178,998
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	296,398	89,896
LVIP JPMorgan High Yield Fund Standard Class	3,623,058	1,219,377
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	1,397,391	563,181
LVIP Managed Risk Profile 2010 Fund Standard Class	20,023	93,748
LVIP Managed Risk Profile 2020 Fund Standard Class	56,357	86,220
LVIP Managed Risk Profile 2030 Fund Standard Class	176,435	99,533
LVIP Managed Risk Profile 2040 Fund Standard Class	252,207	100,469
LVIP MFS International Growth Fund Standard Class	3,005,285	664,398
LVIP MFS Value Fund Standard Class	11,354,888	1,449,839
LVIP Mondrian International Value Fund Standard Class	3,500,720	1,857,106
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	196,124	40,518
LVIP SSGA Bond Index Fund Standard Class	5,215,975	1,571,528
LVIP SSGA Conservative Index Allocation Fund Standard Class	2,082,988	327,820
LVIP SSGA Conservative Structured Allocation Fund Standard Class	158,994	154,966
LVIP SSGA Developed International 150 Fund Standard Class	5,390,000	1,533,450
LVIP SSGA Emerging Markets 100 Fund Standard Class	5,223,457	1,703,771
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	745,326	769,419
LVIP SSGA International Index Fund Standard Class	12,285,854	622,681
LVIP SSGA International Managed Volatility Fund Standard Class	7,034,715	4,269
LVIP SSGA Large Cap 100 Fund Standard Class	6,429,063	1,393,704
LVIP SSGA Moderate Index Allocation Fund Standard Class	7,183,476	990,248
LVIP SSGA Moderate Structured Allocation Fund Standard Class	5,055,748	929,275
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	10,680,697	1,175,407
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	4,689,293	578,002
LVIP SSGA S&P 500 Index Fund Standard Class	81,361,735	7,872,137
LVIP SSGA Small-Cap Index Fund Standard Class	11,537,563	1,959,291
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	8,405,482	1,123,837
LVIP T. Rowe Price Growth Stock Fund Standard Class	9,082,200	1,711,717
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	2,671,666	770,573
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	1,534,696	52,424
LVIP Vanguard Domestic Equity ETF Fund Standard Class	9,459,673	1,417,086
LVIP Vanguard International Equity ETF Fund Standard Class	7,909,322	772,923
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	167,359	613,542
LVIP Wellington Capital Growth Fund Standard Class	1,228,225	284,552
LVIP Wellington Mid-Cap Value Fund Standard Class	1,657,505	544,085
M Capital Appreciation Fund	119,293	108,532
M International Equity Fund	262,211	488,241
M Large Cap Growth Fund	161,666	76,072
M Large Cap Value Fund	160,214	274,886
MFS VIT Growth Series Initial Class	5,399,843	1,547,920
MFS VIT Total Return Series Initial Class	2,181,890	1,265,131

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
MFS VIT Utilities Series Initial Class	$3,767,642	$2,263,462
MFS VIT II Core Equity Portfolio Initial Class	1,065,856	146,953
Neuberger Berman AMT Large Cap Value Portfolio I Class	346,085	349,457
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	1,248,016	2,183,803
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	485,228	378,718
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	1,672,107	1,008,624
Putnam VT Global Health Care Fund Class IB	428,180	893,999
Putnam VT Growth & Income Fund Class IB	116,727	107,574
Templeton Foreign VIP Fund Class 1	186,880	179,662
Templeton Foreign VIP Fund Class 2	287,512	434,906
Templeton Global Bond VIP Fund Class 1	2,510,257	1,940,499
Templeton Growth VIP Fund Class 1	354,254	581,996
Templeton Growth VIP Fund Class 2	235,154	113,983

5. Investments

The following is a summary of investments owned at December 31, 2016:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio Class A	122,620	$22.29	$2,733,204	$2,551,374
AB VPS Growth and Income Portfolio Class A	286,795	31.21	8,950,865	6,838,520
AB VPS International Value Portfolio Class A	192,590	13.28	2,557,603	2,797,489
AB VPS Large Cap Growth Portfolio Class A	69,706	45.22	3,152,110	2,574,330
AB VPS Small/Mid Cap Value Portfolio Class A	1,015,693	20.29	20,608,411	18,898,371
American Century VP Balanced Fund Class I	290,073	6.97	2,021,811	2,012,291
American Century VP Inflation Protection Fund Class I	767,162	10.13	7,771,353	8,270,092
American Funds Global Growth Fund Class 2	1,038,539	23.85	24,769,144	25,266,131
American Funds Global Small Capitalization Fund Class 2	845,623	19.72	16,675,675	17,864,472
American Funds Growth Fund Class 2	1,337,782	66.92	89,524,348	81,796,702
American Funds Growth-Income Fund Class 2	2,360,558	44.00	103,864,570	98,571,909
American Funds International Fund Class 2	3,173,682	16.76	53,190,901	57,876,216
BlackRock Global Allocation V.I. Fund Class I	4,366,617	15.51	67,726,235	70,755,653
ClearBridge Variable Mid Cap Portfolio Class I	242,604	19.07	4,626,458	4,480,780
Delaware VIP Diversified Income Series Standard Class	2,503,432	10.29	25,760,317	26,463,916
Delaware VIP Emerging Markets Series Standard Class	1,652,757	17.94	29,650,458	30,594,098
Delaware VIP High Yield Series Standard Class	3,615,366	5.14	18,582,982	19,697,690
Delaware VIP Limited-Term Diversified Income Series Standard Class	2,097,435	9.82	20,596,816	20,787,828
Delaware VIP REIT Series Standard Class	1,575,652	15.57	24,532,905	21,462,639
Delaware VIP Small Cap Value Series Standard Class	886,136	39.84	35,303,639	28,698,900
Delaware VIP Smid Cap Growth Series Standard Class	1,101,924	28.08	30,942,034	28,511,555
Delaware VIP U.S. Growth Series Standard Class	825,588	8.91	7,355,992	8,966,552
Delaware VIP Value Series Standard Class	1,153,052	29.25	33,726,767	28,012,544
Deutsche Alternative Asset Allocation VIP Portfolio Class A	243,045	12.97	3,152,292	3,270,912
Deutsche Equity 500 Index VIP Portfolio Class A	2,700,792	19.58	52,881,514	39,464,356
Deutsche Small Cap Index VIP Portfolio Class A	469,330	16.78	7,875,362	6,362,529
Fidelity VIP Asset Manager Portfolio Initial Class	50,806	15.28	776,319	764,127
Fidelity VIP Contrafund Portfolio Service Class	2,037,078	33.04	67,305,051	60,552,812
Fidelity VIP Equity-Income Portfolio Initial Class	123,132	21.97	2,705,219	2,642,597
Fidelity VIP Equity-Income Portfolio Service Class	89,748	21.86	1,961,888	1,909,228
Fidelity VIP Growth Opportunities Portfolio Service Class	60,991	31.00	1,890,709	1,300,355
Fidelity VIP Growth Portfolio Service Class	367,335	59.10	21,709,481	19,025,348
Fidelity VIP High Income Portfolio Service Class	382,359	5.34	2,041,795	2,115,561
Fidelity VIP Investment Grade Bond Portfolio Initial Class	158,374	12.64	2,001,842	2,020,220
Fidelity VIP Mid Cap Portfolio Service Class	785,831	33.70	26,482,518	25,300,148
Fidelity VIP Overseas Portfolio Service Class	193,891	17.74	3,439,626	3,515,019
Franklin Income VIP Fund Class 1	1,322,216	15.88	20,996,794	20,716,947
Franklin Mutual Shares VIP Fund Class 1	517,495	20.40	10,556,886	10,760,866
Franklin Small-Mid Cap Growth VIP Fund Class 1	267,764	17.77	4,758,170	5,447,519
Invesco V.I. American Franchise Fund Series I	185,147	53.58	9,920,194	7,466,414

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Invesco V.I. Core Equity Fund Series I	387,024	$34.58	$13,383,282	$10,940,848
Invesco V.I. Core Plus Bond Fund Series I	92,599	6.21	575,039	606,235
Invesco V.I. International Growth Fund Series I	441,405	32.89	14,517,811	14,164,880
Janus Aspen Balanced Portfolio Institutional Shares	334,153	30.32	10,131,530	9,196,805
Janus Aspen Balanced Portfolio Service Shares	79,183	31.89	2,525,154	2,252,367
Janus Aspen Enterprise Portfolio Service Shares	50,619	56.22	2,845,794	2,191,595
Janus Aspen Global Research Portfolio Institutional Shares	198,081	40.63	8,048,036	5,994,510
Janus Aspen Global Research Portfolio Service Shares	50,974	39.87	2,032,322	1,402,797
Janus Aspen Global Technology Portfolio Service Shares	620,002	8.49	5,263,815	3,603,643
JPMorgan Insurance Trust Global Allocation Portfolio Class 1	44,204	14.89	658,191	647,440
LVIP Baron Growth Opportunities Fund Standard Class	10,189	41.09	418,633	424,148
LVIP Baron Growth Opportunities Fund Service Class	335,247	40.17	13,467,525	13,202,282
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	1,401,481	18.29	25,628,879	23,700,045
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class	85,627	10.11	865,863	878,454
LVIP BlackRock Inflation Protected Bond Fund Standard Class	677,349	10.16	6,880,505	7,118,008
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class	79,482	10.46	831,615	821,474
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	136,627	31.00	4,234,739	3,359,513
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	361,540	11.92	4,308,479	4,381,427
LVIP Clarion Global Real Estate Fund Standard Class	1,125,109	9.02	10,152,978	10,428,425
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	8,051	9.33	75,077	74,554
LVIP Delaware Bond Fund Standard Class	4,426,056	13.42	59,384,401	60,506,572
LVIP Delaware Diversified Floating Rate Fund Standard Class	926,467	10.05	9,306,358	9,313,998
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	221,414	14.12	3,125,696	2,966,882
LVIP Delaware Social Awareness Fund Standard Class	99,367	36.84	3,660,769	4,184,281
LVIP Delaware Special Opportunities Fund Standard Class	154,951	39.08	6,055,793	6,144,620
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	446,022	8.76	3,907,152	4,257,580
LVIP Dimensional International Core Equity Fund Standard Class	605,111	9.19	5,562,183	5,525,268
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	87,332	27.25	2,380,160	2,728,909
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	389,714	10.80	4,209,298	3,807,205
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	478,167	12.97	6,202,780	6,285,416
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	1,910,168	10.41	19,892,485	20,287,142
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	139,234	30.02	4,179,803	4,329,797
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	612,523	13.33	8,164,924	7,972,253
LVIP Global Growth Allocation Managed Risk Fund Standard Class	3,059,938	13.06	39,956,676	38,981,911
LVIP Global Income Fund Standard Class	336,666	10.87	3,658,209	3,861,835
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	3,069,613	13.51	41,479,681	39,882,357
LVIP Government Money Market Fund Standard Class	7,262,214	10.00	72,622,152	72,622,147
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	36,260	10.47	379,605	366,772
LVIP JPMorgan High Yield Fund Standard Class	987,775	10.75	10,618,588	10,899,536
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	455,547	15.62	7,114,724	6,610,484
LVIP Managed Risk Profile 2010 Fund Standard Class	20,610	11.19	230,651	212,202
LVIP Managed Risk Profile 2020 Fund Standard Class	85,271	11.21	955,545	841,856
LVIP Managed Risk Profile 2030 Fund Standard Class	144,763	10.85	1,570,824	1,569,470
LVIP Managed Risk Profile 2040 Fund Standard Class	149,830	10.34	1,548,788	1,491,379
LVIP MFS International Growth Fund Standard Class	728,879	13.71	9,989,279	10,190,326
LVIP MFS Value Fund Standard Class	808,738	37.93	30,673,015	28,165,624
LVIP Mondrian International Value Fund Standard Class	914,349	15.38	14,062,679	15,249,429
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	44,319	9.40	416,779	425,284
LVIP SSGA Bond Index Fund Standard Class	1,114,369	11.16	12,431,902	12,810,124
LVIP SSGA Conservative Index Allocation Fund Standard Class	486,776	12.12	5,898,267	5,854,748
LVIP SSGA Conservative Structured Allocation Fund Standard Class	216,471	11.49	2,487,039	2,541,477
LVIP SSGA Developed International 150 Fund Standard Class	1,277,218	7.92	10,120,674	10,849,245
LVIP SSGA Emerging Markets 100 Fund Standard Class	1,454,976	8.23	11,977,362	12,521,195
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	634,915	11.23	7,128,189	7,219,095
LVIP SSGA International Index Fund Standard Class	3,667,920	8.15	29,893,552	31,874,631
LVIP SSGA International Managed Volatility Fund Standard Class	844,196	8.22	6,936,755	7,030,395
LVIP SSGA Large Cap 100 Fund Standard Class	865,137	13.79	11,926,774	12,352,232
LVIP SSGA Moderate Index Allocation Fund Standard Class	1,687,068	13.12	22,132,647	22,192,412
LVIP SSGA Moderate Structured Allocation Fund Standard Class	1,626,062	12.29	19,976,169	20,389,137
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	2,321,583	13.31	30,902,588	30,390,386
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	1,016,123	12.57	12,769,614	12,778,291

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP SSGA S&P 500 Index Fund Standard Class	12,182,911	$15.56	$189,590,459	$175,172,222
LVIP SSGA Small-Cap Index Fund Standard Class	910,952	28.75	26,192,588	23,611,463
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	1,083,692	14.16	15,348,327	14,538,229
LVIP T. Rowe Price Growth Stock Fund Standard Class	640,296	33.21	21,261,672	19,877,101
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	436,867	21.51	9,397,005	8,736,133
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	170,956	9.77	1,670,071	1,654,421
LVIP Vanguard Domestic Equity ETF Fund Standard Class	1,718,381	15.89	27,305,076	25,219,960
LVIP Vanguard International Equity ETF Fund Standard Class	2,247,288	9.21	20,690,782	21,664,428
LVIP Wellington Capital Growth Fund Standard Class	97,304	35.92	3,495,368	3,639,178
LVIP Wellington Mid-Cap Value Fund Standard Class	216,575	25.20	5,457,698	4,523,760
M Capital Appreciation Fund	50,210	29.28	1,470,139	1,253,413
M International Equity Fund	151,638	11.12	1,686,216	1,955,197
M Large Cap Growth Fund	65,268	19.97	1,303,405	1,229,169
M Large Cap Value Fund	56,484	12.89	728,078	621,888
MFS VIT Growth Series Initial Class	412,501	38.76	15,988,553	13,607,018
MFS VIT Total Return Series Initial Class	834,160	23.18	19,335,823	17,091,172
MFS VIT Utilities Series Initial Class	695,823	26.81	18,655,025	18,873,087
MFS VIT II Core Equity Portfolio Initial Class	98,314	21.67	2,130,465	2,237,204
Neuberger Berman AMT Large Cap Value Portfolio I Class	125,330	15.24	1,910,022	1,704,257
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	674,206	22.61	15,243,801	14,535,254
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	230,122	16.91	3,891,361	3,253,572
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	995,205	7.87	7,832,267	10,324,116
Putnam VT Global Health Care Fund Class IB	127,020	15.68	1,991,671	2,061,347
Putnam VT Growth & Income Fund Class IB	55,860	25.99	1,451,789	1,062,329
Templeton Foreign VIP Fund Class 1	130,228	13.89	1,808,872	1,912,204
Templeton Foreign VIP Fund Class 2	238,923	13.61	3,251,738	3,338,774
Templeton Global Bond VIP Fund Class 1	739,600	16.85	12,462,259	13,147,132
Templeton Growth VIP Fund Class 1	262,207	13.93	3,652,538	3,342,044
Templeton Growth VIP Fund Class 2	102,420	13.70	1,403,157	1,232,104

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2016, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class A	44,035	(25,642)	18,393
AB VPS Growth and Income Portfolio Class A	45,811	(62,821)	(17,010)
AB VPS International Value Portfolio Class A	32,653	(38,218)	(5,565)
AB VPS Large Cap Growth Portfolio Class A	17,290	(21,360)	(4,070)
AB VPS Small/Mid Cap Value Portfolio Class A	125,876	(80,814)	45,062
American Century VP Balanced Fund Class I	194,450	(1,621)	192,829
American Century VP Inflation Protection Fund Class I	50,924	(68,337)	(17,413)
American Funds Global Growth Fund Class 2	388,715	(106,158)	282,557
American Funds Global Small Capitalization Fund Class 2	188,936	(128,732)	60,204
American Funds Growth Fund Class 2	919,771	(221,675)	698,096
American Funds Growth-Income Fund Class 2	1,921,360	(215,444)	1,705,916
American Funds International Fund Class 2	939,892	(165,952)	773,940
BlackRock Global Allocation V.I. Fund Class I	2,206,691	(267,574)	1,939,117
ClearBridge Variable Mid Cap Portfolio Class I	182,686	(46,535)	136,151
Delaware VIP Diversified Income Series Standard Class	276,782	(257,839)	18,943
Delaware VIP Emerging Markets Series Standard Class	568,429	(199,328)	369,101
Delaware VIP High Yield Series Standard Class	212,343	(192,953)	19,390
Delaware VIP Limited-Term Diversified Income Series Standard Class	1,108,156	(63,152)	1,045,004
Delaware VIP REIT Series Standard Class	219,218	(91,530)	127,688
Delaware VIP Small Cap Value Series Standard Class	322,118	(158,535)	163,583
Delaware VIP Smid Cap Growth Series Standard Class	277,083	(124,328)	152,755
Delaware VIP U.S. Growth Series Standard Class	125,627	(170,294)	(44,667)
Delaware VIP Value Series Standard Class	354,980	(172,284)	182,696
Deutsche Alternative Asset Allocation VIP Portfolio Class A	66,254	(25,017)	41,237
Deutsche Equity 500 Index VIP Portfolio Class A	118,021	(192,328)	(74,307)

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Deutsche Small Cap Index VIP Portfolio Class A	25,056	(19,079)	5,977
Fidelity VIP Asset Manager Portfolio Initial Class	1,186	(3,443)	(2,257)
Fidelity VIP Contrafund Portfolio Service Class	571,559	(299,661)	271,898
Fidelity VIP Equity-Income Portfolio Initial Class	4,029	(9,919)	(5,890)
Fidelity VIP Equity-Income Portfolio Service Class	6,970	(4,988)	1,982
Fidelity VIP Growth Opportunities Portfolio Service Class	9,490	(11,704)	(2,214)
Fidelity VIP Growth Portfolio Service Class	311,200	(148,820)	162,380
Fidelity VIP High Income Portfolio Service Class	13,585	(11,341)	2,244
Fidelity VIP Investment Grade Bond Portfolio Initial Class	2,513	(16,350)	(13,837)
Fidelity VIP Mid Cap Portfolio Service Class	1,044,031	(193,212)	850,819
Fidelity VIP Overseas Portfolio Service Class	23,170	(73,086)	(49,916)
Franklin Income VIP Fund Class 1	224,391	(136,426)	87,965
Franklin Mutual Shares VIP Fund Class 1	67,135	(80,122)	(12,987)
Franklin Small-Mid Cap Growth VIP Fund Class 1	25,437	(66,271)	(40,834)
Invesco V.I. American Franchise Fund Series I	37,628	(108,658)	(71,030)
Invesco V.I. Core Equity Fund Series I	25,550	(76,888)	(51,338)
Invesco V.I. Core Plus Bond Fund Series I	4,012	(5,605)	(1,593)
Invesco V.I. International Growth Fund Series I	594,869	(91,500)	503,369
Janus Aspen Balanced Portfolio Institutional Shares	12,840	(67,371)	(54,531)
Janus Aspen Balanced Portfolio Service Shares	3,124	(9,703)	(6,579)
Janus Aspen Enterprise Portfolio Service Shares	9,043	(10,881)	(1,838)
Janus Aspen Global Research Portfolio Institutional Shares	51,352	(40,210)	11,142
Janus Aspen Global Research Portfolio Service Shares	6,525	(2,491)	4,034
Janus Aspen Global Technology Portfolio Service Shares	29,958	(55,022)	(25,064)
JPMorgan Insurance Trust Global Allocation Portfolio Class 1	67,304	(2,594)	64,710
LVIP Baron Growth Opportunities Fund Standard Class	771	(4,424)	(3,653)
LVIP Baron Growth Opportunities Fund Service Class	153,550	(60,216)	93,334
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	492,507	(109,792)	382,715
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	273,782	(879,882)	(606,100)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class	85,073	(413)	84,660
LVIP BlackRock Inflation Protected Bond Fund Standard Class	189,489	(47,622)	141,867
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class	79,790	(636)	79,154
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	441	(441)	—
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	39,602	(31,006)	8,596
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	54,389	(19,356)	35,033
LVIP Clarion Global Real Estate Fund Standard Class	352,830	(56,643)	296,187
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	8,283	(1,307)	6,976
LVIP Delaware Bond Fund Standard Class	911,159	(363,254)	547,905
LVIP Delaware Diversified Floating Rate Fund Standard Class	365,883	(43,041)	322,842
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	6,711	(10,143)	(3,432)
LVIP Delaware Social Awareness Fund Standard Class	14,195	(23,928)	(9,733)
LVIP Delaware Special Opportunities Fund Standard Class	96,402	(42,603)	53,799
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	127,358	(79,764)	47,594
LVIP Dimensional International Core Equity Fund Standard Class	610,305	(68,746)	541,559
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	131,629	(36,936)	94,693
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	405,605	(93,812)	311,793
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	158,080	(101,419)	56,661
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	1,079,019	(114,183)	964,836
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	115,619	(34,105)	81,514
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	67,058	(12,356)	54,702
LVIP Global Growth Allocation Managed Risk Fund Standard Class	390,304	(297,993)	92,311
LVIP Global Income Fund Standard Class	50,047	(18,682)	31,365
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	323,736	(157,996)	165,740
LVIP Government Money Market Fund Standard Class	16,969,918	(15,707,284)	1,262,634
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	28,725	(8,664)	20,061
LVIP JPMorgan High Yield Fund Standard Class	264,404	(94,606)	169,798
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	119,065	(46,700)	72,365
LVIP Managed Risk Profile 2010 Fund Standard Class	489	(7,000)	(6,511)
LVIP Managed Risk Profile 2020 Fund Standard Class	1,184	(6,337)	(5,153)
LVIP Managed Risk Profile 2030 Fund Standard Class	24,385	(7,529)	16,856
LVIP Managed Risk Profile 2040 Fund Standard Class	17,341	(8,008)	9,333
LVIP MFS International Growth Fund Standard Class	280,215	(62,286)	217,929

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP MFS Value Fund Standard Class	715,430	(97,637)	617,793
LVIP Mondrian International Value Fund Standard Class	231,645	(100,647)	130,998
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	20,436	(4,207)	16,229
LVIP SSGA Bond Index Fund Standard Class	455,146	(133,838)	321,308
LVIP SSGA Conservative Index Allocation Fund Standard Class	178,449	(26,647)	151,802
LVIP SSGA Conservative Structured Allocation Fund Standard Class	4,345	(12,376)	(8,031)
LVIP SSGA Developed International 150 Fund Standard Class	440,505	(108,866)	331,639
LVIP SSGA Emerging Markets 100 Fund Standard Class	480,537	(150,465)	330,072
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	68,215	(62,501)	5,714
LVIP SSGA International Index Fund Standard Class	1,157,334	(48,204)	1,109,130
LVIP SSGA International Managed Volatility Fund Standard Class	804,565	(506)	804,059
LVIP SSGA Large Cap 100 Fund Standard Class	364,916	(76,217)	288,699
LVIP SSGA Moderate Index Allocation Fund Standard Class	583,801	(76,434)	507,367
LVIP SSGA Moderate Structured Allocation Fund Standard Class	324,350	(73,126)	251,224
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	885,151	(96,800)	788,351
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	336,527	(42,987)	293,540
LVIP SSGA S&P 500 Index Fund Standard Class	6,026,360	(538,269)	5,488,091
LVIP SSGA Small-Cap Index Fund Standard Class	917,004	(133,155)	783,849
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	614,706	(70,797)	543,909
LVIP T. Rowe Price Growth Stock Fund Standard Class	609,590	(95,135)	514,455
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	150,385	(36,993)	113,392
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	154,187	(4,919)	149,268
LVIP Vanguard Domestic Equity ETF Fund Standard Class	701,039	(105,577)	595,462
LVIP Vanguard International Equity ETF Fund Standard Class	753,677	(77,041)	676,636
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	15,444	(57,696)	(42,252)
LVIP Wellington Capital Growth Fund Standard Class	53,257	(14,139)	39,118
LVIP Wellington Mid-Cap Value Fund Standard Class	116,059	(38,120)	77,939
M Capital Appreciation Fund	2,379	(3,658)	(1,279)
M International Equity Fund	19,970	(36,091)	(16,121)
M Large Cap Growth Fund	4,277	(3,063)	1,214
M Large Cap Value Fund	15,624	(23,234)	(7,610)
MFS VIT Growth Series Initial Class	280,428	(75,196)	205,232
MFS VIT Total Return Series Initial Class	61,330	(54,672)	6,658
MFS VIT Utilities Series Initial Class	229,273	(114,011)	115,262
MFS VIT II Core Equity Portfolio Initial Class	42,170	(6,399)	35,771
Neuberger Berman AMT Large Cap Value Portfolio I Class	9,521	(17,971)	(8,450)
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	44,612	(86,004)	(41,392)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	8,664	(13,769)	(5,105)
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	233,843	(140,183)	93,660
Putnam VT Global Health Care Fund Class IB	5,615	(35,120)	(29,505)
Putnam VT Growth & Income Fund Class IB	3,100	(5,315)	(2,215)
Templeton Foreign VIP Fund Class 1	7,511	(10,581)	(3,070)
Templeton Foreign VIP Fund Class 2	12,587	(28,315)	(15,728)
Templeton Global Bond VIP Fund Class 1	247,680	(116,190)	131,490
Templeton Growth VIP Fund Class 1	9,897	(31,722)	(21,825)
Templeton Growth VIP Fund Class 2	9,281	(5,823)	3,458

The change in units outstanding for the year ended December 31, 2015, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class A	124,206	(12,029)	112,177
AB VPS Growth and Income Portfolio Class A	17,668	(82,411)	(64,743)
AB VPS International Value Portfolio Class A	22,770	(29,654)	(6,884)
AB VPS Large Cap Growth Portfolio Class A	36,938	(8,377)	28,561
AB VPS Small/Mid Cap Value Portfolio Class A	173,949	(48,720)	125,229
American Century VP Inflation Protection Fund Class I	35,468	(57,558)	(22,090)
American Funds Global Growth Fund Class 2	306,886	(98,871)	208,015
American Funds Global Small Capitalization Fund Class 2	234,809	(66,789)	168,020
American Funds Growth Fund Class 2	412,879	(370,805)	42,074
American Funds Growth-Income Fund Class 2	883,996	(179,803)	704,193
American Funds International Fund Class 2	897,312	(107,573)	789,739

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
BlackRock Global Allocation V.I. Fund Class I	803,219	(225,972)	577,247
ClearBridge Variable Mid Cap Portfolio Class I	231,004	(7,379)	223,625
Delaware VIP Diversified Income Series Standard Class	338,519	(150,569)	187,950
Delaware VIP Emerging Markets Series Standard Class	504,672	(71,478)	433,194
Delaware VIP High Yield Series Standard Class	138,344	(134,743)	3,601
Delaware VIP Limited-Term Diversified Income Series Standard Class	202,919	(92,705)	110,214
Delaware VIP REIT Series Standard Class	254,356	(104,898)	149,458
Delaware VIP Small Cap Value Series Standard Class	278,756	(98,081)	180,675
Delaware VIP Smid Cap Growth Series Standard Class	333,655	(126,160)	207,495
Delaware VIP U.S. Growth Series Standard Class	176,129	(74,883)	101,246
Delaware VIP Value Series Standard Class	390,725	(84,774)	305,951
Deutsche Alternative Asset Allocation VIP Portfolio Class A	86,364	(20,811)	65,553
Deutsche Equity 500 Index VIP Portfolio Class A	126,342	(252,456)	(126,114)
Deutsche Small Cap Index VIP Portfolio Class A	15,572	(33,724)	(18,152)
Fidelity VIP Asset Manager Portfolio Initial Class	1,896	(9,865)	(7,969)
Fidelity VIP Contrafund Portfolio Service Class	567,567	(200,546)	367,021
Fidelity VIP Equity-Income Portfolio Initial Class	3,122	(10,224)	(7,102)
Fidelity VIP Equity-Income Portfolio Service Class	3,988	(12,983)	(8,995)
Fidelity VIP Growth Opportunities Portfolio Service Class	5,665	(17,031)	(11,366)
Fidelity VIP Growth Portfolio Service Class	312,312	(100,577)	211,735
Fidelity VIP High Income Portfolio Service Class	3,680	(23,039)	(19,359)
Fidelity VIP Investment Grade Bond Portfolio Initial Class	5,623	(13,815)	(8,192)
Fidelity VIP Mid Cap Portfolio Service Class	220,229	(44,629)	175,600
Fidelity VIP Overseas Portfolio Service Class	27,072	(51,084)	(24,012)
Franklin Income VIP Fund Class 1	451,113	(48,934)	402,179
Franklin Mutual Shares VIP Fund Class 1	211,128	(70,974)	140,154
Franklin Small-Mid Cap Growth VIP Fund Class 1	14,382	(26,347)	(11,965)
Invesco V.I. American Franchise Fund Series I	34,382	(74,363)	(39,981)
Invesco V.I. Core Equity Fund Series I	37,244	(80,768)	(43,524)
Invesco V.I. Core Plus Bond Fund Series I	4,065	(3,971)	94
Invesco V.I. International Growth Fund Series I	528,498	(68,735)	459,763
Janus Aspen Balanced Portfolio Institutional Shares	29,232	(146,486)	(117,254)
Janus Aspen Balanced Portfolio Service Shares	11,541	(2,914)	8,627
Janus Aspen Enterprise Portfolio Service Shares	10,772	(8,729)	2,043
Janus Aspen Global Research Portfolio Institutional Shares	19,884	(107,476)	(87,592)
Janus Aspen Global Research Portfolio Service Shares	3,556	(11,494)	(7,938)
Janus Aspen Global Technology Portfolio Service Shares	36,571	(39,821)	(3,250)
JPMorgan Insurance Trust Global Allocation Portfolio Class 1	857	(5)	852
LVIP Baron Growth Opportunities Fund Standard Class	3,723	(7,019)	(3,296)
LVIP Baron Growth Opportunities Fund Service Class	230,460	(67,388)	163,072
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	528,016	(78,769)	449,247
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	414,735	(10,068)	404,667
LVIP BlackRock Inflation Protected Bond Fund Standard Class	147,163	(31,170)	115,993
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	33,055	(68,377)	(35,322)
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	89,647	(25,949)	63,698
LVIP Clarion Global Real Estate Fund Standard Class	315,524	(88,730)	226,794
LVIP ClearBridge Large Cap Managed Volatility Fund Standard Class	886	(95)	791
LVIP Delaware Bond Fund Standard Class	486,908	(430,748)	56,160
LVIP Delaware Diversified Floating Rate Fund Standard Class	237,337	(62,365)	174,972
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	10,672	(38,648)	(27,976)
LVIP Delaware Social Awareness Fund Standard Class	51,350	(15,978)	35,372
LVIP Delaware Special Opportunities Fund Standard Class	169,284	(36,168)	133,116
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	140,599	(13,082)	127,517
LVIP Dimensional International Core Equity Fund Standard Class	56,288	(322)	55,966
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	5,771	(2,257)	3,514
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	74,689	(452)	74,237
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	199,792	(17,408)	182,384
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	530,487	(96,662)	433,825
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	101,937	(18,877)	83,060
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	105,278	(81,573)	23,705
LVIP Global Growth Allocation Managed Risk Fund Standard Class	1,003,274	(269,699)	733,575
LVIP Global Income Fund Standard Class	43,528	(19,021)	24,507

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	683,552	(488,516)	195,036
LVIP Government Money Market Fund Standard Class	14,127,057	(16,400,517)	(2,273,460)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class	7,717	(5,521)	2,196
LVIP JPMorgan High Yield Fund Standard Class	323,069	(86,215)	236,854
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	169,902	(31,103)	138,799
LVIP Managed Risk Profile 2010 Fund Standard Class	2,607	(651)	1,956
LVIP Managed Risk Profile 2020 Fund Standard Class	1,983	(1,343)	640
LVIP Managed Risk Profile 2030 Fund Standard Class	3,293	(6,845)	(3,552)
LVIP Managed Risk Profile 2040 Fund Standard Class	6,189	(1,555)	4,634
LVIP MFS International Growth Fund Standard Class	294,720	(41,209)	253,511
LVIP MFS Value Fund Standard Class	791,965	(167,358)	624,607
LVIP Mondrian International Value Fund Standard Class	364,015	(65,628)	298,387
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	27,948	(899)	27,049
LVIP SSGA Bond Index Fund Standard Class	617,509	(118,977)	498,532
LVIP SSGA Conservative Index Allocation Fund Standard Class	77,840	(87,434)	(9,594)
LVIP SSGA Conservative Structured Allocation Fund Standard Class	23,004	(58,067)	(35,063)
LVIP SSGA Developed International 150 Fund Standard Class	281,693	(23,882)	257,811
LVIP SSGA Emerging Markets 100 Fund Standard Class	453,364	(87,473)	365,891
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	162,984	(59,507)	103,477
LVIP SSGA International Index Fund Standard Class	828,368	(109,383)	718,985
LVIP SSGA Large Cap 100 Fund Standard Class	372,407	(77,871)	294,536
LVIP SSGA Moderate Index Allocation Fund Standard Class	499,662	(144,081)	355,581
LVIP SSGA Moderate Structured Allocation Fund Standard Class	201,538	(42,618)	158,920
LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class	864,960	(94,863)	770,097
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	379,851	(136,280)	243,571
LVIP SSGA S&P 500 Index Fund Standard Class	4,065,699	(203,835)	3,861,864
LVIP SSGA Small-Cap Index Fund Standard Class	587,628	(65,681)	521,947
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	253,469	(34,829)	218,640
LVIP T. Rowe Price Growth Stock Fund Standard Class	591,786	(138,398)	453,388
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	161,178	(20,632)	140,546
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	17,312	(41)	17,271
LVIP Vanguard Domestic Equity ETF Fund Standard Class	795,631	(68,321)	727,310
LVIP Vanguard International Equity ETF Fund Standard Class	842,328	(48,658)	793,670
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	45,055	(50,123)	(5,068)
LVIP Wellington Capital Growth Fund Standard Class	54,796	(14,185)	40,611
LVIP Wellington Mid-Cap Value Fund Standard Class	72,184	(27,444)	44,740
M Capital Appreciation Fund	2,257	(2,962)	(705)
M International Equity Fund	11,295	(4,878)	6,417
M Large Cap Growth Fund	601	(4,068)	(3,467)
M Large Cap Value Fund	1,493	(1,923)	(430)
MFS VIT Core Equity Series Initial Class	2,084	(74,534)	(72,450)
MFS VIT Growth Series Initial Class	80,924	(128,608)	(47,684)
MFS VIT Total Return Series Initial Class	110,611	(53,341)	57,270
MFS VIT Utilities Series Initial Class	128,597	(89,444)	39,153
MFS VIT II Core Equity Portfolio Initial Class	92,949	(36,266)	56,683
Neuberger Berman AMT Large Cap Value Portfolio I Class	11,861	(17,696)	(5,835)
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	21,905	(81,090)	(59,185)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	7,567	(13,812)	(6,245)
PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class	406,312	(68,390)	337,922
Putnam VT Global Health Care Fund Class IB	36,040	(6,440)	29,600
Putnam VT Growth & Income Fund Class IB	9,727	(9,457)	270
Templeton Foreign VIP Fund Class 1	8,839	(7,263)	1,576
Templeton Foreign VIP Fund Class 2	16,308	(43,160)	(26,852)
Templeton Global Bond VIP Fund Class 1	406,546	(56,853)	349,693
Templeton Growth VIP Fund Class 1	14,047	(17,880)	(3,833)
Templeton Growth VIP Fund Class 2	3,132	(16,178)	(13,046)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account R

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account R ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2016, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account R at December 31, 2016, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

April 3, 2017

PART C - OTHER INFORMATION
Item 26. EXHIBITS
(a)	Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(1)
(b)	Not applicable.
(c)	(1)	Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(5) and Amendments.(3)
(d)	(1)	Form of contract LN656, including Optional Methods of Settlement—Policy Form LR650(8); Policy Form LN699 and Optional Methods of Settlement—Policy LR523.(7)
(2)	Accounting Value Rider—Policy Form LR519.(8)
(3)	Supplemental Term Insurance Rider—Policy Form LR520(7) and Supplemental Term Insurance Rider—Policy Form LR610.(7)
(4)	Overloan Protection Rider—Policy Form LR540.(10)
(e)	(1)	Application Forms—LFF06399.(11)
(f)	(1)	Articles of Incorporation of The Lincoln National Life Insurance Company.(4)
(2)	Bylaws of The Lincoln National Life Insurance Company.(13)
(g)	Reinsurance Contracts.(9)
(h)	Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:
(1)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(12)
(2)	AllianceBernstein Variable Products Series Fund, Inc.(6)
(3)	American Century Variable Portfolios, Inc.(17)
(4)	American Century Variable Portfolios II, Inc.(17)
(5)	American Funds Insurance Series(17)
(6)	BlackRock Variable Series Fund, Inc.(15)
(7)	Delaware VIP Trust(6)
(8)	Deutsche Investments VIT Funds (formerly DWS Investments VIT Funds)(12)
(9)	Deutsche Variable Series II (formerly DWS Variable Series II)(6)
(10)	Fidelity Variable Insurance Products(6)
(11)	Franklin Templeton Variable Insurance Products Trust(6)
(12)	Janus Aspen Series(14)
(13)	JPMorgan Insurance Trust(17)
(14)	Legg Mason Partners Variable Equity Trust(6)
(15)	Lincoln Variable Insurance Products Trust(16)
(16)	M Fund, Inc.(12)
(17)	MFS Variable Insurance Trust(6)
(18)	MFS Variable Insurance Trust II(6)
(19)	Neuberger Berman Advisers Management Trust(12)
(20)	PIMCO Variable Insurance Trust(6)
(i)	Accounting and Financial Administration Services Agreement dated October 1, 2007, among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(2)
(j)	Not applicable.
(k)	Opinion and Consent of John L. Reizian, Esq. (Filed Herewith)

(l)	Not Applicable.
(m)	Not Applicable.
(n)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
(o)	Not applicable.
(p)	Not applicable.
(q)	Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii)(17)

(1)	Incorporated by reference to Registrant's Registration Statement on Form S-6 (File No. 333-43107) filed on December 23, 1997.
(2)	Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(3)	(a)	Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.
(b)	Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(c)	Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(4)	Incorporated by reference to Registration Statement on Form N-4 (File No. 333-04999) filed on September 24, 1996.
(5)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.
(6)	Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(7)	Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-115882) filed on December 19, 2008.
(8)	Incorporated by reference to Registration Statement on Form S-6 (File No. 333-90432) filed on June 13, 2002.
(9)	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.
(10)	Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.
(11)	Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.
(12)	Incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(13)	Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(14)	Incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.
(15)	Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(16)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(17)	Incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
Item 27. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Keith J. Ryan*	Vice President and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Ellen G. Cooper***	Executive Vice President, Chief Investment Officer and Director
Randal Freitag**	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller**	Executive Vice President and Director
*	Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
**	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
***	Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-Effective Amendment No. 42 on Form N-4 (File No. 333-138190) filed on February 22, 2017).
Item 29. Indemnification
(a)	Brief description of indemnification provisions:
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.
(b)	Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Patrick J. Caulfield**	Vice President and Chief Compliance Officer, Senior Counsel
Carl R. Pawsat***	Interim Financial and Operation Principal
Nancy A. Smith*	Secretary
Andrew J. Bucklee*	Senior Vice President and Director
John C. Kennedy*	Senior Vice President and Director
Christopher P. Potochar*	Senior Vice President and Director
Jeffrey D. Coutts*	Senior Vice President, Treasurer
Thomas O'Neill*	Senior Vice President and Chief Operating Officer
*	Principal Business address is 150 N. Radnor Chester Road, Radnor, PA 19087
**	Principal Business address is 350 Church Street, Hartford, CT 06103

***	Principal business address is 100 North Greene Street, Greensboro, NC 27401
(c)	N/A
Item 31. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account R, has duly caused this Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 (File No. 333-115882; 811-08579; CIK: 0001051932) to be signed on its behalf by the undersigned duly authorized, in the City of Greensboro and State of North Carolina on the 5th day of April, 2017.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

Lincoln Life Flexible Premium Variable Life Account R
(Registrant)

By	/s/ Joshua Durand
Joshua Durand
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/ Joshua Durand
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 18 to the  Registration Statement on Form N-6 (File No. 333-115882; 811-08579; CIK: 0001051932) has been signed below on April 5, 2017, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

	Signature	Title

	/s/ Dennis R. Glass *	President and Director
Dennis R. Glass

	/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer
Ellen G. Cooper

	/s/ Randal J. Freitag *	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

	No longer with the company	Executive Vice President and Director
Mark E. Konen

	/s/ Keith J. Ryan *	Vice President and Director
Keith J. Ryan

* By	/s/ John L. Reizian
John L. Reizian
Attorney-in-Fact, pursuant to a Power-of-Attorney filed with this Registration Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber,  individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Lincoln Life Flexible Premium Variable Life Account D: File No. 033-00417; 811-04592

Lincoln Life Flexible Premium Variable Life Account F: File No. 033-14692, 333-40745; 811-05164

Lincoln Life Flexible Premium Variable Life Account G: File No. 033-22740; 811-05585

Lincoln Life Flexible Premium Variable Life Account J: File No. 033-76434; 811-08410

Lincoln Life Flexible Premium Variable Life Account K: File No. 033-76432; 811-08412

Lincoln Life Flexible Premium Variable Life Account M: File No. 333-82663, 333-84360, 333-42479, 333-54338, 333-84370, 333-63940, 333-111137, 333-111128, 333-118478, 333-118477, 333-145090, 333-139960, 333-146507; 333-181796; 333-191329; 333-192303; 333-200100; 333-207968: 811-08557

Lincoln Life Flexible Premium Variable Life Account R: File No. 333-43107, 333-33782, 333-90432, 333-115882, 333-125792, 333-125991, 333-145235, 333-145239; 333-188891; 811-08579

Lincoln Life Flexible Premium Variable Life Account S: File No. 333-72875, 333-104719, 333-125790; 811-09241

Lincoln Life Flexible Premium Variable Life Account Y: File No. 333-81884, 333-81882, 333-90438, 333-118482, 333-118481, 333-115883; 333-156123; 811-21028

Lincoln Life Flexible Premium Variable Life Account JF-A: File No. 333-144268, 333-144269, 333-144271, 333-144272; 333-144273, 333-144274, 333-144275; 811-04160

Lincoln Life Flexible Premium Variable Life Account JF-C: File No. 333-144270, 333-144264; 811-08230

Variable Annuity Separate Accounts:

Lincoln National Variable Annuity Fund A: File No. 002-26342, 002-25618; 811-01434

Lincoln National Variable Annuity Account C: 033-25990, 333-50817, 333-68842, 333-112927; 333-179107; 811-03214

Lincoln National Variable Annuity Account E: 033-26032; 811-04882

Lincoln National Variable Annuity Account H: 033-27783, 333-18419, 333-35780, 333-35784, 333-61592, 333-63505, 333-135219; 333-170695; 333-175888; 333-181615; 333-212681; 811-05721

Lincoln National Variable Annuity Account L: 333-04999; 333-187072; 333-187069; 333-187070; 333-187071; 333-198911; 333-198912; 333-198913; 333-198914; 811-07645

Lincoln Life Variable Annuity Account N: 333-40937, 333-36316, 333-36304, 333-61554, 333-135039, 333-138190, 333-149434; 333-170529; 333-170897; 333-172328; 333-174367; 333-181612; 333-186894; 333-193272; 333-193273; 333-193274; 333-212680; 333-212682; 333-214143; 333-214144; 333-214235; 811-08517

Lincoln Life Variable Annuity Account Q: 333-43373; 811-08569

Lincoln Life Variable Annuity Account T: 333-32402, 333-73532; 811-09855

Lincoln Life Variable Annuity Account W: 333-52572, 333-52568, 333-64208; 811-10231

Lincoln Life Variable Annuity Account JL-A: File No. 333-141888; 811-02188

Lincoln Life Variable Annuity Account JF-I: File No. 333-144276, 333-144277; 811-09779

Lincoln Life Variable Annuity Account JF-II: File No. 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/ Dennis R. Glass	President and Director
Dennis R. Glass

/s/ Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
Ellen Cooper

/s/ Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

No longer with the company	Executive Vice President and Director
Mark E. Konen

/s/ Wilford H. Fuller	Executive Vice President and Director
Wilford H. Fuller

/s/ Keith J. Ryan	Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
Delson R. Campbell

/s/ Scott C. Durocher
Scott C. Durocher

/s/ Kimberly A. Genovese
Kimberly A. Genovese

/s/ Daniel P. Herr
Daniel P. Herr

/s/ Donald E. Keller
Donald E. Keller

/s/ Brian A. Kroll
Brian A. Kroll

/s/ John L. Reizian
John L. Reizian

/s/ Lawrence A. Samplatsky
Lawrence A. Samplatsky

/s/ Stephen R. Turer
Stephen R. Turer

/s/ John D. Weber
John D. Weber

Version dated: November 2016